UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(A) of the Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

AMERITRANS CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

AMERITRANS CAPITAL CORPORATION

50 Jericho Quadrangle, Jericho, New York 11753

May 23, 2011

Dear Stockholder:

You are cordially invited to attend a special meeting of the stockholders of Ameritrans Capital Corporation, which we refer to as “Ameritrans” or the “Company,” to be held at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, 11th Floor, New York, New York 10022, on Friday, June 24, 2011 at 10:00 a.m., local time.

THE PROPOSALS IN THIS SPECIAL MEETING PROXY STATEMENT DIFFER FROM THE PROPOSALS IN THE ANNUAL MEETING PROXY STATEMENT, WHICH YOU MAY HAVE RECEIVED UNDER SEPARATE COVER.

On April 12, 2011, Ameritrans entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Renova US Holdings Ltd. (the “Purchaser”).  Pursuant to the Purchase Agreement, Ameritrans agreed to issue and sell to the Purchaser, and the Purchaser agreed to purchase, (i) $25,000,000 of common stock of the Company (the “Initial Purchased Stock”) at an initial closing to be held no later than November 30, 2011 (the “Initial Closing”), and (ii) additional common stock of the Company (the “Additional Purchased Stock” and together with the Initial Purchased Stock, the “Purchased Stock”) for an aggregate purchase price initially equal to $35,000,000 (if such investment is made at the Initial Closing), as may be increased at an accrual rate of 12% per annum, applied daily to the unpaid balance, to up to a maximum of $40,000,000, to the extent such additional common stock is purchased subsequent to the date of the Initial Closing, no later than at subsequent quarterly closings to be held from time to time between the date of the Initial Closing and the second anniversary of the Initial Closing (each, a “Subsequent Closing”), in each case at a per share purchase price equal to the Applicable Per Share Purchase Price, as defined below, and otherwise upon the terms and subject to the conditions set forth in the Purchase Agreement.

The per share purchase price of the Purchased Stock will be the greater of (i) $1.80 and (ii) the per share net asset value of the Company, as determined by the Board of Directors of the Company as of a time not more than 48 hours (excluding Sundays and holidays) prior to the applicable Initial Closing or Subsequent Closing (the “Applicable Per Share Purchase Price”).  Based on a per share purchase price of $1.80, the Purchaser would own approximately 80.4% of the issued and outstanding common stock of the Company following the Initial Closing and approximately 91.4% of the issued and outstanding common stock of the Company following the final Subsequent Closing (assuming the maximum $40,000,000 purchase price is paid for the Additional Purchased Stock and no other issuances of common stock are made prior to that date other than pursuant to the Purchase Agreement).

At the special meeting, you will be asked to vote on the issuance of the Purchased Stock (Proposal 1), the adoption of an amended and restated certificate of incorporation providing, among other things, for an increase in the number of shares of capital stock that Ameritrans is authorized to issue from 55,000,000 to 110,000,000 shares (Proposal 2), the approval of a new Investment Advisory Agreement with Ameritrans Capital Management, LLC (Proposal 3) and the approval of any motion properly brought before the special meeting to adjourn the special meeting, if necessary or appropriate, to solicit additional votes in favor of any or all of the above proposals (Proposal 4).  The Board of Directors of Ameritrans recommends that you vote “FOR”  Proposals 1, 2, 3 and 4.

The accompanying proxy statement provides you with detailed information about the special meeting and the proposals to be voted on at the special meeting.  We encourage you to read carefully the entire proxy statement and its annexes, including the Purchase Agreement, Amended and Restated Certificate of Incorporation and Investment Advisory Agreement.  You also may obtain additional information about the Company from documents we have filed with the Securities and Exchange Commission.

 Only stockholders of record at the close of business on May 23, 2011 are entitled to notice of, and to vote at, the special meeting, including any adjournment or postponement thereof.

Your vote is very important regardless of the number of shares of the Company’s common stock you own.  Whether or not you expect to attend the special meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting.  Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

Thank you for your cooperation and continued support.

Sincerely,

Michael Feinsod

Chief Executive Officer and President

AMERITRANS CAPITAL CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 24, 2011

To the Stockholders of Ameritrans Capital Corporation:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Ameritrans Capital Corporation, a Delaware corporation (the “Company”), will be held at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, 11th Floor, New York, NY 10022, on June 24, 2011, at 10:00 a.m., local time for the following purposes:

1.

To consider and approve the issuance of (i) $25,000,000 of our common stock (the “Initial Purchased Stock”) at an initial closing to be held no later than November 30, 2011 (the “Initial Closing”), and (ii) additional common stock (the “Additional Purchased Stock” and, together with the Initial Purchased Stock, the “Purchased Stock”), for an aggregate purchase price initially equal to $35,000,000 (if such investment is made at the Initial Closing), as may be increased at an accrual rate of 12% per annum, applied daily to the unpaid balance, to up to a maximum of $40,000,000, to the extent Additional Purchased Stock is purchased subsequent to the date of the Initial Closing, no later than at subsequent quarterly closings to be held from time to time between the date of the Initial Closing and the second anniversary of the Initial Closing (each, a “Subsequent Closing”), in each case at a per share purchase price equal to the greater of (i) $1.80 and (ii) the per share net asset value of the Company, as determined by the Board of Directors of the Company as of a time not more than 48 hours (excluding Sundays and holidays) prior to the applicable closings (the “Applicable Per Share Purchase Price”), and otherwise upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, dated April 12, 2011 (the “Purchase Agreement”), between the Company and Renova US Holdings Ltd. the (the “Purchaser”);

2.

To consider and adopt an amended and restated certificate of incorporation to, among other things, increase the number of authorized shares of our capital stock from 55,000,000 shares (consisting of 45,000,000 shares of common stock and 10,000,000 shares of preferred stock) to 110,000,000 shares (consisting of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock);

3.

To consider and approve an Investment Advisory Agreement between the Company and Ameritrans Capital Management, LLC, pursuant to which Ameritrans Capital Management, LLC, an affiliate of the Purchaser, would be appointed as the new investment adviser of the Company; and

4.

To approve any motion properly brought before the special meeting to adjourn the special meeting, if necessary or appropriate, to solicit additional votes in favor of any or all of the above proposals.

The consummation of the transactions contemplated by the Purchase Agreement and other related transaction documents (the “Transactions”), as more fully described in the enclosed proxy statement, is conditioned on stockholder approval of Proposals 1, 2 and 3.  The Transactions will not be completed, even if all of the other conditions in the Stock Purchase Agreement are satisfied or waived, unless the requisite stockholder approval for each of Proposals 1, 2 and 3 is received.  However, if both the Company and the Purchaser waive the condition under the Purchase Agreement that the Amended and Restated Charter be adopted (Proposal 2) by our stockholders, the Initial Closing and Subsequent Closings may be consummated and the Investment Advisory Agreement may become effective even though the Amended and Restated Charter is not adopted .  Similarly, if both the Company and the Purchaser waive the conditions under the Purchase Agreement that the Investment Advisory Agreement be approved (Proposal 3) by our stockholders and entered into at the Initial Closing, the Initial Closing and Subsequent Closings may be consummated and the Amended and Restated Charter may become effective even though the Investment Advisory Agreement is not approved and does not become effective.

Holders of record of our capital stock as of the close of business on May 23, 2011, the record date for the special meeting, are entitled to notice of, and to vote at, the special meeting.

Our Board of Directors unanimously recommends that you vote “FOR” the proposal to approve the issuance of the Purchased Stock at the Initial Closing and any Subsequent Closings, as the case may be, at a per share purchase price equal to the Applicable Per Share Purchase Price, “FOR” the proposal to adopted the amended and restated certificate of incorporation, “FOR” the proposal to approve the Investment Advisory Agreement, pursuant to which Ameritrans Capital Management, LLC would be appointed as the new investment adviser of the Company, and “FOR” the proposal to approve any motion properly brought before the special meeting to adjourn the special meeting, if necessary or appropriate, to solicit additional votes in favor of any or all of the preceding proposals.

Enclosed is our proxy statement and a proxy card.  Your vote is very important.  Please complete, sign, date and return the proxy card in the enclosed self-addressed envelope.  You may change your vote by delivering a later-dated proxy or by attending the special meeting and voting in person.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.  RETURNING THE PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE MEETING AND TO VOTE YOUR SHARES IN PERSON.

Thank you for your continued support of Ameritrans Capital Corporation.

By order of the Board of Directors,

/s/ Silvia M. Mullens

Silvia M. Mullens, Secretary

This proxy statement is dated May 23, 2011
and is first being mailed to stockholders on or about May 27, 2011.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS ON JUNE 24, 2011:

Our Proxy Statement is available free of charge at:

www.ameritranscapital.com

2

TABLE OF CONTENTS

THE SPECIAL MEETING	1
Time, Place and Purpose of the Special Meeting	1
Record Date and Quorum	2
Attendance	2
Submitting Voting Instructions for Shares Held Through a Broker	2
Authorizing a Proxy for Shares Held in Your Name	2
Votes Required to Approve the Proposals	2
Abstentions	3
Householding of Proxy Statement Materials	3
Revoking Your Proxy	4
Solicitation of Proxies and Solicitation Expenses	4

NOTE ABOUT FORWARD-LOOKING STATEMENTS	4

PROPOSAL 1 – TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE PURCHASE AGREEMENT	5
The Parties	5
NASDAQ Stockholder Approval Requirement	5
General Description of the Transaction	5
Ownership Upon Closings	6
Use of Proceeds	7
Financial Information	7
Background of the Transaction	7
Reasons for the Transactions	13
Fairness Opinion of Duff & Phelps, LLC	15
Interests of the Company’s Directors and Executive Officers in the Proposed Transactions	21
Effect of the Transactions Not Being Completed	21
Regulatory Approvals	22
Support Agreement	22
Reconstitution of the Board	22
Price Range and NAV of Common Stock	24
Impact on NAV Per Share and Market Price	24
Recommendation of the Board of Directors	25
Summary of the Purchase Agreement	25
Summary of the Registration Rights Agreement	35
Summary of the Stockholders Agreement	37
Summary of the Pledge Agreement	38
Second Amended and Restated Bylaws	39
Relationship to Other Proposals	42
Vote Required and Board Recommendation	42

PROPOSAL 2 – TO ADOPT THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	43
Background and Purpose of the Proposal	43
Effects of the Amended and Restated Charter	43
Relationship to Other Proposals	44
Vote Required and Board Recommendation	45

PROPOSAL 3 – TO APPROVE THE INVESTMENT ADVISORY AGREEMENT WITH AMERITRANS CAPITAL MANAGEMENT, LLC	45
General	45
Background and Reasons for the Proposal	45
Velocity Advisory Agreement and Proposed Investment Advisory Agreement	45
Fee Information	49
Board Composition	51
About ACM	51
Considerations of the Board of Directors	51
Relationship to Other Proposals	52
Vote Required and Board Recommendation	53

i

PROPOSAL 4 – TO APPROVE ANY MOTION PROPERLY BROUGHT BEFORE THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL VOTES IN FAVOR OF THE PRECEDING PROPOSALS		53
Recommendation of the Board of Directors		53

VOTING SECURITIES		54

OTHER MATTERS		56
Stockholder Proposals		56
Other Business		56
Annual and Quarterly Reports		56

WHERE YOU CAN FIND MORE INFORMATION		56

INCORPORATION BY REFERENCE		57

ANNEX I	Fairness Opinion of Duff & Phelps, LLC
ANNEX II	Amended and Restated Certificate of Incorporation
ANNEX III	Investment Advisory Agreement
ANNEX IV	Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011

ii

AMERITRANS CAPITAL CORPORATION

50 Jericho Quadrangle

Jericho, New York 11753

May 23, 2011

PROXY STATEMENT

We are sending you this proxy statement in connection with the solicitation of proxies by our Board of Directors to be voted at a special meeting of stockholders.  We are mailing this proxy statement and the accompanying form of proxy to stockholders on or about May 27, 2011.  In this proxy statement, we refer to Ameritrans Capital Corporation, a Delaware corporation, as the “Company,” “Ameritrans,” “we,” “our” or “us” and our Board of Directors as the “Board.”

THE SPECIAL MEETING

Time, Place and Purpose of the Special Meeting

This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the Board for use at the  special meeting to be held on June 24, 2011 at 10:00 a.m., local time, at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, 11th Floor, New York, NY 10022, or at any postponement or adjournment thereof.  At the special meeting, stockholders will be asked to consider:

(i)

Proposal 1, to approve the issuance of (1) $25,000,000 of our common stock (the “Initial Purchased Stock”), at an initial closing to be held no later than November 30, 2011 (the “Initial Closing”), and (2) additional common stock (the “Additional Purchased Stock” and, together with the Initial Purchased Stock, the “Purchased Stock”), for an aggregate purchase price initially equal to $35,000,000 (if such investment is made at the Initial Closing), as may be increased at an accrual rate of 12% per annum, applied daily to the unpaid balance, to up to a maximum of $40,000,000, to the extent Additional Purchased Stock is purchased subsequent to the date of the Initial Closing, no later than at subsequent quarterly closings to be held from time to time between the date of the Initial Closing and the second anniversary of the Initial Closing (each, a “Subsequent Closing”), in each case at a per share purchase price equal to the greater of (i) $1.80 and (ii) the per share net asset value of the Company, as determined by the Board as of a time not more than 48 hours (excluding Sundays and holidays) prior to the applicable closings (the “Applicable Per Share Purchase Price”), and otherwise upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, dated April 12, 2011 (the “Purchase Agreement”), between the Company and Renova US Holdings Ltd. (the “Purchaser”), a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2011, which is incorporated in this proxy statement by reference thereto;

(ii)

Proposal 2, to adopt an amended and restated Certificate of Incorporation in the form attached to this proxy statement as Annex II (as amended and restated, the “Amended and Restated Charter”);

(iii)

Proposal 3, to approve the Investment Advisory Agreement with Ameritrans Capital Management, LLC, an affiliate of the Purchaser, in the form attached as Annex III to this proxy statement (the “Investment Advisory Agreement”); and

(iv)

Proposal 4, to adjourn the special meeting, if necessary or appropriate, to solicit additional votes in favor of any or all of Proposals 1, 2 and 3.

The consummation of the transactions contemplated by the Purchase Agreement and other related transaction documents (the “Transactions”), as more fully described elsewhere in this proxy statement, is conditioned on stockholder approval of Proposals 1, 2 and 3.  The Transactions will not be consummated, even if all of the other conditions in the Stock Purchase Agreement are satisfied or waived, unless the requisite stockholder approval for each of Proposals 1, 2 and 3 is received.  However, if both the Company and the Purchaser waive the condition under the Purchase Agreement that the Amended and Restated Charter be adopted (Proposal 2) by our stockholders, the Initial Closing and Subsequent Closings may be consummated and the Investment Advisory Agreement may become effective even though the Amended and Restated Charter is not adopted.  Similarly, if both the Company and the Purchaser waive the conditions under the Purchase Agreement that the Investment Advisory Agreement be approved (Proposal 3) by our stockholders and entered into at the Initial Closing, the Initial Closing and Subsequent Closings may be consummated and the Amended and Restated Charter may become effective even though the Investment Advisory Agreement is not approved and does not become effective.

Record Date and Quorum

The Board has fixed May 23, 2011 (the “Record Date”) as the record date for the special meeting, and only holders of record of our common stock, par value $0.0001 per share (“Common Stock”), and 9-3/8% cumulative participating redeemable preferred stock, par value $0.01 per share (face value $12.00 per share) (“Preferred Stock”), as of the close of business on the Record Date are entitled to receive notice of, and vote at, the special meeting.  As of the Record Date there were outstanding 3,395,583 shares of our Common Stock and 300,000 shares of our Preferred Stock.

The presence, in person or by proxy, of a majority of our Common Stock and Preferred Stock outstanding as of the Record Date, taken as a single class, at the special meeting will constitute a quorum at the special meeting.  With respect to Proposal 2, the presence, in person or by proxy, of a majority of our Common Stock outstanding as of the Record Date, taken as a single class, at the special meeting will constitute a quorum for the class vote of the holders of Common Stock for the approval of such proposal.  A quorum is necessary to hold a valid meeting.  Abstentions are counted as present at the special meeting for purposes of establishing a quorum; however, broker non-votes will not be included in the number of shares present and voting at the special meeting. In this regard, abstentions and broker non-votes will have the same effect as a vote against Proposal 2 and, in some circumstances, Proposal 3, to the extent such Proposals require the affirmative vote of a majority of our outstanding shares of Common Stock and Preferred Stock. See “Proposal 2—Vote Required and Board Recommendation” and “Proposal 3—Vote Required and Board Recommendation”.  Any shares of Common Stock or Preferred Stock held by the Company or by any of its subsidiaries are not considered to be outstanding for purposes of determining a quorum and will not be voted at the meeting.  Once a share is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any adjournment thereof.  However, if a new record date is set for the adjourned special meeting, then a new quorum will have to be established.  In the event that a quorum is not present at the special meeting, it is expected that the special meeting will be adjourned, recessed or postponed.

Attendance

Only stockholders of record as of the close of business on the Record Date or their duly authorized proxies are entitled to attend the special meeting.  If you plan to attend the special meeting and beneficially own shares of our Common Stock or Preferred Stock that are held through a broker, bank or other nominee, please bring evidence of your beneficial ownership of our Common Stock or Preferred Stock, such as a recent brokerage account or bank statement, with you to the special meeting.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of our Common Stock or Preferred Stock in “street name” through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or other nominee.  If you do not receive such instructions or require further information regarding voting instructions, contact your broker, bank or other nominee and request directions on how to vote your shares.   Under NASDAQ rules, if you do not submit voting instructions to your broker, bank or other nominee, your broker, bank or other nominee is not permitted to vote your shares on any proposal considered at the meeting.  These non-voted shares are referred to as “broker non-votes”.

If you hold shares of our Common Stock or Preferred Stock through a broker, bank or other nominee and you want to vote in person at the special meeting, you must obtain a legal proxy from the record holder of your shares and present it at the special meeting.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of Common Stock or Preferred Stock, you may authorize a proxy to vote on your behalf by mail, as described on the enclosed proxy card.  Authorizing a proxy will not limit your right to vote in person at the special meeting.  A properly completed, executed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke the proxy.  If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations.

Votes Required to Approve the Proposals

Approval of Proposal 1, to approve the issuance of the Purchased Stock at the Initial Closing and any Subsequent Closings, as the case may be, at a per share purchase price equal to the Applicable Per Share Purchase Price, and otherwise on the terms and subject to the conditions set forth in the Stock Purchase Agreement, requires the affirmative vote of the holders of a majority of the shares of our Common Stock and Preferred Stock having voting power and present in person or represented by proxy and voting at a meeting at which the holders of a majority of the outstanding shares of our Common Stock and Preferred Stock are present or represented by proxy, voting together as a class.

Approval of Proposal 2, to adopt the Amended and Restated Charter, requires the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock and Preferred Stock, voting together as a class, and the holders of a majority of the outstanding shares of our Common Stock, voting separately as a class.

Approval of Proposal 3, to approve the new Investment Advisory Agreement, pursuant to which Ameritrans Capital Management, LLC would be appointed as the Company’s new investment adviser, requires the affirmative vote of the holders of the lesser of (i) 67% of the voting power of the voting securities of the Company present in person or represented by proxy and voting at a meeting at which the holders of a majority of the outstanding voting securities of the Company are represented or (ii) a majority in voting power of the outstanding voting securities of the Company.

Approval of Proposal 4, to approve any motion properly brought before the special meeting to adjourn the special meeting, if necessary or appropriate, to solicit additional votes in favor of any or all of the preceding proposals, requires the affirmative vote of a majority of the votes cast on the proposal at the meeting.

There are no dissenters’ rights of appraisal pursuant to Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) in connection with any proposal set forth in this proxy statement.

In order to consummate the transactions contemplated by the Purchase Agreement and other related transaction documents described therein (the “Transactions”), Proposals 1, 2 and 3 must all be approved by our stockholders (see “Proposal 1—Summary of the Purchase Agreement—Conditions to the Initial Closing”).  If any of these proposals is not approved by our stockholders, the Transactions will not be consummated, the Purchased Stock will not be issued or sold to the Purchaser, the Amended and Restated Charter will not become effective, we will not enter into the Investment Advisory Agreement and our current investment adviser will continue as the Company’s investment adviser under our existing investment management and advisory agreement.  In addition, the Company will likely need to seek an alternative source of financing (see “Proposal 1—Effect of the Issuances Not Being Completed”).  However, if both the Company and the Purchaser waive the condition under the Purchase Agreement that the Amended and Restated Charter be adopted (Proposal 2) by our stockholders, the Initial Closing and Subsequent Closings may be consummated and the Investment Advisory Agreement may become effective even though the Amended and Restated Charter is not adopted. Similarly, if both the Company and the Purchaser waive the conditions under the Purchase Agreement that the Investment Advisory Agreement be approved (Proposal 3) by our stockholders and entered into at the Initial Closing, the Initial Closing and Subsequent Closings may be consummated and the Amended and Restated Charter may become effective even though the Investment Advisory Agreement is not approved and does not become effective.

Abstentions

You may instruct your proxy to “abstain” from voting on any proposal.  Stockholders who instruct their proxies to “abstain” from voting on any proposal will be counted as present at the special meeting for purposes of determining the presence of a quorum but abstaining will have the effect of a vote AGAINST Proposals 1, 2 and 3, and will have no effect on Proposal 4.

Householding of Proxy Statement Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokerages and other intermediary holders of record have implemented householding.  A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  If you have received notice from your broker or other intermediary holder of record that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary holder of record.  Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their broker or other intermediary holder of record.  Stockholders of record who wish to request additional copies, or request for a single copy to be delivered to a shared address, may do so by writing to the Secretary, Silvia Mullens, at 50 Jericho Quadrangle, Jericho, New York 11753, or calling at (212) 355-2449.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy by (1) delivering a written revocation notice prior to the special meeting to the Secretary, Silvia Mullens, at 50 Jericho Quadrangle, Jericho, New York 11753; (2) delivering a later-dated proxy that we receive no later than 9:30 a.m. on the date of the special meeting; or (3) voting in person at the special meeting.  If you hold shares of our voting securities through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.  Attending the special meeting does not revoke your proxy unless you also vote in person at the special meeting.

Solicitation of Proxies and Solicitation Expenses

The proxy enclosed with this proxy statement is solicited by the Board.  Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Such solicitations may be made personally, or by mail, facsimile, telephone, email, telegraph or messenger. The Company may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses of sending proxy materials to beneficial owners and obtaining proxies from such owners. All of the costs of solicitation of proxies, including expenses of preparing, assembling, printing and mailing the proxy form and the form of material used in solicitation of proxies, will be paid by the Company.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted in accordance with the directions given and, in connection with any other business that may properly come before the special meeting, in the discretion of the persons named in the proxy.  If you properly sign your proxy card but do not mark the boxes that show how your shares should be voted on a proposal, the shares represented by your properly signed proxy will be voted “FOR” any and all such proposals.

Stockholders have no dissenters’ rights of appraisal pursuant to Section 262 of the DGCL in connection with any matter being presented at the special meeting.

NOTE ABOUT FORWARD-LOOKING STATEMENTS

This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The matters discussed in this proxy statement, as well as in future oral and written statements by management of the Company, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements.  Forward-looking statements relate to future events or our future financial performance.  We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words.  Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios.  In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this proxy statement should not be regarded as a representation by us that our plans or objectives will be achieved.  The forward-looking statements contained in this proxy statement include, but are not limited, to statements as to:

•

our future operating results;

•

the effects of failure to consummate the Transactions;

•

our business prospects and the prospects of our existing and prospective portfolio companies;

•

the impact of investments that we expect to make;

•

the effects of the Transactions on our net asset value;

•

the benefits to be achieved by our engagement of a new investment adviser;

•

our regulatory structure and tax treatment;

•

our ability to operate as a Business Development Company and a Regulated Investment Company; and

•

the adequacy of our cash resources and working capital.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this Annual Report, please see the discussion in our Annual Report on Form 10-K for the fiscal year ended June 30, 2010, under “Risk Factors” in Item 1A and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Item 7, and in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011, under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Item 2 and “Quantitative and Qualitative Disclosure About Market Risk” in Item 3. You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this proxy statement relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this proxy statement.  See “Where You Can Find More Information”.

PROPOSAL 1 – TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE PURCHASE AGREEMENT

We are asking our stockholders to consider and vote on a proposal to approve the issuance of the Purchased Stock at the Initial Closing and any Subsequent Closings, as the case may be, at a per share purchase price equal to the Applicable Per Share Purchase Price, and otherwise on the terms and subject to the conditions set forth in the Purchase Agreement.  The discussion in this proxy statement, which includes the material terms of the proposed Transactions, is subject to, and is qualified in its entirety by reference to, the Purchase Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 14, 2011, which is incorporated in this proxy statement by reference thereto.

The Parties

The Company is a Delaware closed-end investment company formed in 1998, which makes loans and investments with the goal of generating both current income and capital appreciation. Through its wholly-owned subsidiary, Elk Associates Funding Corporation (“Elk”), the Company makes loans to finance the acquisition and operation of small businesses as permitted by U.S. Small Business Administration (the “SBA”) regulations. Both the Company and Elk are registered as business development companies, or “BDCs,” under the Investment Company Act of 1940, as amended (the “1940 Act”).  Accordingly, the Company and Elk are subject to the provisions of the 1940 Act governing the operation of BDCs.

The Purchaser is an affiliate of Columbus Nova LLC (“Columbus Nova” or “CN”), a privately held investment management firm headquartered in New York, NY, that manages over $10 billion in assets through its direct funds and controlled entities. The firm has a broad investment mandate which allows Columbus Nova to invest through its managed vehicles across all levels of the capital structure, from senior secured debt to common equity.  The company takes a value-oriented, long-term view to investing and seeks consistent returns with an emphasis on capital preservation. The Purchaser is a Bahamian company that is managed by Columbus Nova. Bounty Investments, LLC (“Bounty”), a Delaware limited liability company that provided bridge financing to the Company in January 2011, is also managed by Columbus Nova.

NASDAQ Stockholder Approval Requirement

Because our Common Stock and Preferred Stock are listed on the NASDAQ Capital Market, we are subject to NASDAQ rules and regulations.  Among other things, NASDAQ rules (specifically, NASDAQ Rule 5635(b)) require stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company.

If consummated, the Transactions will result in a change of control due to the following: (i) the Purchaser, which does not currently own any of our capital stock, will own approximately 80.4% of the issued and outstanding Common Stock following the Initial Closing and up to 91.4% of the issued and outstanding Common Stock following the final Subsequent Closing (assuming that the maximum $40,000,000 purchase price is paid for the Common Stock in Subsequent Closings, the Applicable Per Share Purchase Price with respect to each sale of Purchased Stock is $1.80 and no other issuances of Common Stock are made prior to that date other than pursuant to the Purchase Agreement); (ii) designees of the Purchaser will hold a majority of the eleven Board positions that will exist immediately prior to the Initial Closing; and (iii) Ameritrans Capital Management, LLC, an affiliate of the Purchaser, will become the Company’s new investment adviser.

General Description of the Transaction

On April 12, 2011, we entered into the Purchase Agreement with the Purchaser.  Pursuant to the Purchase Agreement, if the conditions to closing thereunder are satisfied or waived, we will issue and sell to the Purchaser (i) the Initial Purchased Stock, for an aggregate purchase price of $25,000,000, at the Initial Closing, and (ii) the Additional Purchased Stock, for an aggregate purchase price initially equal to $35,000,000 (if such investment is made at the Initial Closing), as may be increased at an accrual rate of 12% per annum, applied daily to the unpaid balance, to up to a maximum of $40,000,000, to the extent such Additional Purchased Stock is purchased at Subsequent Closings, in each case at a per share purchase price equal to the Applicable Per Share Purchase Price, and otherwise upon the terms and subject to the conditions set forth in the Purchase Agreement.

If the conditions to the Initial Closing are satisfied or waived (including receipt of the requisite stockholder approval of Proposals 1, 2 and 3 described in this proxy statement), concurrently with the effectuation of the Initial Closing and pursuant to the terms of the Purchase Agreement, we will (i) amend and restate our certificate of incorporation (see Proposal 2), (ii) replace Velocity Capital Advisors LLC (“Velocity”), the Company’s current investment adviser having an address at 500 Fifth Avenue, 50th Floor, New York, New York 10110, as the Company’s investment adviser with Ameritrans Capital Management, LLC, by executing the Investment Advisory Agreement (see Proposal 3); (iii) enter into an LLC Pledge Agreement, in the form attached as Exhibit II to the Purchase Agreement on Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 14, 2011, which is incorporated in this proxy statement by reference thereto (the “Pledge Agreement”), regarding the pledge to the Company of the membership interests of CN CLO Equity Holdings, LLC, a Delaware limited liability company formed by the Purchaser for the purpose of holding certain interests in collateralized loan obligations, to secure the Purchaser’s obligations to purchase the Additional Purchased Stock; (iv) enter into a Stockholders Agreement, in the form attached as Exhibit VI to the Purchase Agreement on Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 14, 2011, which is incorporated in this proxy statement by reference thereto (the “Stockholders Agreement”), with the Purchaser regarding certain covenants and other agreements of the Purchaser and certain existing stockholders (which are affiliated with our Chairman and Chief Executive Officer) until the time that the Purchaser’s obligations to purchase the Additional Purchased Stock have been satisfied in full; (v) enter into a Registration Rights Agreement, in the form attached as Exhibit IV to the Purchase Agreement on Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 14, 2011, which is incorporated in this proxy statement by reference thereto (the “Registration Rights Agreement”), with the Purchaser regarding the registration of the resale of the Purchased Stock; and (vi) amend and restate the Company’s bylaws, in the form attached as Exhibit III to the Purchase Agreement on Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 14, 2011, which is incorporated in this proxy statement by reference thereto (the “Amended and Restated Bylaws”).  In connection with the proposed entry into the Investment Advisory Agreement, on April 15, 2011 the Company delivered to Velocity a notice of termination to terminate the current Investment Advisory and Management Agreement with Velocity, dated December 10, 2009, as amended on June 2, 2010 (the “Velocity Advisory Agreement”), to be effective as of the later to occur of the Initial Closing and the date that is 60 days following the date of such notice.  The Company will not incur any material termination penalty payments as a result of the termination of the Velocity Advisory Agreement.  See “—Summary of the Registration Rights Agreement”, “—Summary of the Stockholders Agreement”, “—Summary of the Pledge Agreement” and “—Second Amended and Restated Bylaws” below.

In addition, as conditions to the Purchaser’s obligations to consummate the Initial Closing, the Company is required to procure the resignations of four current directors to be determined by the Company, effective immediately prior to the Initial Closing, and (subject to stockholder approval of Proposal 2 as described in this proxy statement), increase the size of our Board to 11 directors pursuant to the Amended and Restated Charter.  If Proposals 1, 2 and 3 are approved, we anticipate that each of Steven Etra, Gary Granoff, Murray Indick and Howard Sommer will resign as a director of the Company, effective immediately prior to the Initial Closing, leaving five incumbent directors of the Company, Peter Boockvar, Michael Feinsod, John Laird, Elliott Singer and Ivan Wolpert, to remain on the Board following the Initial Closing (of whom Messrs. Boockvar, Laird, Singer and Wolpert will not be “interested persons” of the Company as defined in the 1940 Act) (each, a “Company Identified Director”).  In accordance with the Purchase Agreement, the Board will appoint Andrew Intrater, Jason Epstein, Paul Lipari, Iosif Bakaleynik, Robert Machinist and Daniel Schrupp (each, a “Purchaser Identified Director”) as directors to fill the vacancies created by the resignations described above and the effectiveness of the Amended and Restated Charter. The Board has determined that, after giving effect to the Transactions, Robert Machinist and Daniel Schrupp will not be “interested persons” of the Company. The Company’s stockholders will have the opportunity to vote for each Purchaser Identified Director when he is up for election at the next annual meeting of stockholders following the Initial Closing.

It is anticipated that Michael Feinsod, Richard Feinstein and Silvia Mullens will remain officers of the Company following the Initial Closing, but that Gary Granoff will terminate his employment with the Company in connection with the Initial Closing.   See “—Interests of the Company’s Directors and Executive Officers in the Proposed Transactions”.

The Common Stock to be issued and sold to the Purchaser pursuant to the Purchase Agreement has not been (and will not be as of the respective issuances) registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be sold in a private transaction pursuant to an exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, based on representations made to the Company by the Purchaser regarding the Purchaser’s status as an accredited investor and the absence of any general solicitation in connection with the Transactions.

Ownership Upon Closings

Set forth below is a table depicting the ownership of the Company’s outstanding Common Stock upon the Initial Closing and the final Subsequent Closing of the proposed Transactions, based on the following assumptions:

•

that the aggregate purchase price paid for the Additional Purchased Stock is $40,000,000;

•

that the number of outstanding shares of Common Stock and Preferred Stock as of the Initial Closing and each Subsequent Closing, excluding shares of Common Stock issued to the Purchaser in connection with the Transactions, will be 3,395,538 and 300,000 shares, respectively;

•

that no options for the purchase of Common Stock will be exercised;

•

that the Applicable Per Share Purchase Price is the minimum of $1.80 at the Initial Closing and each Subsequent Closing; and

•

that all of the conditions to all applicable Subsequent Closings have been satisfied.

	Initial Closing			Final Subsequent Closing
Stockholder	Number of Shares Owned of Record	Percentage of Outstanding Common Stock	Percentage of Outstanding Voting Shares Owned	Number of Shares Owned of Record	Percentage of Outstanding Common Stock	Percentage of Outstanding Voting Shares Owned

Purchaser	13,888,889	80.4%	79.0%	36,111,112	91.4%	90.7%
Existing holders of Common Stock	3,395,583	19.6%	19.3%	3,395,583	8.6%	8.5%
Existing holders of Preferred Stock	300,000	N/A	1.7%	300,000	N/A	0.8%

Use of Proceeds

If the Initial Closing is consummated, we will use the net proceeds from the issuance and sale of the Initial Purchased Stock at the Initial Closing (i) first, to pay the fees and expenses of the Company in connection with the negotiation and execution of this Purchase Agreement and related transaction documents, (ii) second, to repay principal and accrued interest on the Senior Secured Note, dated January 19, 2011, issued by the Company to Ameritrans Holdings LLC, an affiliate of the Purchaser, in the principal amount of $1,500,000, (iii) third, for general working capital and (iv) fourth, to fund an equity investment in Elk. The Company anticipates that the proceeds from any Subsequent Closings will be used for general corporate purposes as determined by the Board, in its discretion.

Financial Information

The audited consolidated statements of assets and liabilities, including the schedules of investments, of the Company and its subsidiaries as of June 30, 2010 and 2009, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended June 30, 2010, and the financial highlights for each of the periods presented in the Company's Annual Report on Form 10-K for the year ended June 30, 2010 beginning on page F-1 thereof, are incorporated herein by reference thereto.

The unaudited consolidated statements of assets and liabilities, including the schedules of investments, of the Company and its subsidiaries as of March 31, 2011 and 2010, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three and nine month periods ended March 31, 2011, and the financial highlights for each of the periods presented in the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011 attached to this proxy statement as Annex IV are incorporated herein by reference.

Background of the Transaction

In March 2008, in connection with its transition from originating and servicing taxicab loans to originating and servicing corporate middle market loans, the Company engaged Velocity to assist with the growth of its corporate loan strategy.  In March 2008, the Company shareholders approved an advisory agreement between Velocity, the Company and Elk, pending SBA approval.  After various discussions with the SBA, Velocity and the Company negotiated changes to the March 2008 advisory agreement, and in December 2009 our stockholders approved the Velocity Advisory Agreement.  In June 2010, an amendment to the Velocity Advisory Agreement was approved by our stockholders.

During 2008 the Company’s management approached various potential lenders to support the growth of its new corporate loan strategy, and in December 2008, Elk prepared documentation necessary to receive a commitment for additional SBA debentures. The documentation was completed in early January 2009 and forwarded to SBA for review, approval and processing.  The Company provided additional information to SBA over the next few months.

In early 2009, the Company began informal discussions with an investment firm dedicated to middle market lending and equity investments (“Firm A”).  The Company and Firm A executed a non-disclosure agreement and exchanged portfolio information and other financial data.  Discussions with Firm A were suspended in April 2009 due to the uncertainty surrounding the valuation of a portion of the Company’s portfolio (relating to life settlement contracts) and the delay in securing SBA debt financing.  During this same period, the Company’s decreased portfolio size, coupled with its overhead and contractual expense load, led to significant operating losses.

Beginning in May 2009, the Company began seeking alternative sources of financing to support its portfolio until SBA debentures could be obtained.

From May 2009 through August 2009, the Company negotiated a $5 million secured debt facility from a non-traditional finance company.  The Board determined that the proposed facility could not adequately support Company growth and decided not to enter into the proposed facility but instead to wait for approval of SBA debentures.

In July 2009, the Company was introduced to the principals of a fund that specialized in senior lending to middle market companies (“Firm B”).  Firm B was evaluating various opportunities for growth, including the possible conversion to a BDC. The Company entered into a mutual non-disclosure agreement with Firm B and exchanged information regarding investment portfolios, management teams and other data.  These discussions continued through September 2009.  Firm B and the Company decided not to pursue a transaction at that time.

During the summer and fall of 2009, the Company had several informal discussions with an investment firm that was in the process of forming a BDC and undertaking a public offering of stock (“Firm C”).  Firm C was interested in acquiring a small business investment company (an “SBIC”) to complement its planned BDC offering.  After those discussions, Firm C indicated that it was not interested in pursuing a transaction with the Company and that it had determined to proceed with another SBIC.

On September 23, 2009, the Company’s Board held a meeting at which the Board discussed the prospects for various capital raising opportunities. During the meeting, the Board was advised that the Company’s SBA debenture application had been approved.

On October 9 and 30, and November 11, 2009, the Board met to discuss the portfolio, equity prospects and completion of the SBA debenture commitment process.

In November 2009, the Company received $9,175,000 in net proceeds from its issuance of debentures to the SBA, increasing the total principal amount of SBA debentures to $21,175,000.

In December 2009, the Company was contacted by the management of a mezzanine lending firm (“Firm D”).  An investment banker had suggested Firm D review the Company as a potential investment candidate.

In December 2009, the Company entered into a non-disclosure agreement with Firm D and our chief executive officer met with representatives of Firm D at its offices.  During the meeting, the parties exchanged financial information.

During February and March 2010, the Company and Firm D exchanged financial information and engaged in discussions by telephone and in person to investigate a possible business combination.  During March 2010, the managing principal of Firm D met with Company management and one of the Company’s independent directors.

In March 2010, Firms A and B both approached the Company about re-commencing discussions and the Company held discussions with both firms during that month.

The Board held a meeting on March 17, 2010 and was updated on the various discussions.  The Board discussed various aspects of a potential business combination with Firm D.  The Board also discussed the continuing recovery of the financial markets and the increased general market interest in business development companies.  Following this meeting, the Company informed Firm D that it was not interested in pursuing a transaction at that time.

During March 2010, the Company was approached by a middle market mezzanine investment firm (“Firm E”) regarding a potential strategic investment in the Company.  Management held several meetings with Firm E, including one attended by an investment banker with whom our CEO had held informal discussions on prior occasions.  Following those meetings, the parties determined not to pursue any transaction after it was determined the Company’s investment strategy was significantly different than the strategy Firm E desired to pursue.

During June 2010, the Company held discussions with a regional commercial bank to discuss a potential investment in the Company.  After several meetings, the parties determined not to pursue a transaction, primarily because the bank was considering other acquisitions at the time.

In late June 2010, the Company met with representatives of an investment bank (“Bank A”).  From June through August, Bank A and the Company investigated various capital raising alternatives.  Following discussions with Bank A, the parties determined that Bank A would not be a viable partner in assisting the Company with a capital raise due to Bank A’s lack of experience with business development companies.

On July 20, 2010, the SBA notified Elk that it had calculated Elk to be in a state of capital impairment as of March 31, 2010. Based on this information, the Company made an equity investment in Elk that was sufficient, on a pro forma basis, to cure the capital impairment.  However, due to continuing losses, at June 30, 2010, Elk was again in a state of capital impairment.

The Board held a meeting on July 21, 2010 to review the Company’s alternatives and to receive updates with respect to its capital raising and other strategic efforts.

Between August and November 2010, through the introduction of Velocity, the Company met with the representatives of five capital raising agents.  Each of these agents had significant experience in raising capital for financial service companies and expressed confidence that the Company could pursue an equity raise of approximately $50 million.  The consensus among these firms was that a capital raise would need to be priced at a discount to the Company’s net asset value at time of investment.

On September 23, 2010, the Board met to discuss, among other things, the Company’s progress on an equity capital raise.

On September 29, 2010, management and the SBA held a conference call, discussed Elk’s operating condition and scheduled a portfolio review meeting.  On October 19, 2010 management met with SBA representatives in Washington, DC and presented a detailed analysis of the Company’s investment portfolio and discussed the items that were causing operating losses.  Management also indicated it was pursuing an equity investment and anticipated a funding during the first half of calendar year 2011.

During October and November 2010, management reopened discussions with Firm A and provided an update on the state of the Company’s investment portfolio.

During November 2010, the Company was introduced to the principals of Daroth Capital Advisors LLC (“Daroth”).  Management  held discussions with Daroth regarding Daroth assisting the Company in its planned capital raise.

The Board held meetings on November 18, 24 and 29, 2010, to discuss the progress of the Company’s capital raising discussions, including the decision to retain Daroth.

On November 19, 2010, the Company entered into a limited engagement with Daroth pursuant to which Daroth would be entitled to a fee upon an investment in the Company by a limited identified list of investors, including Columbus Nova.

On November 19, 2010, Daroth introduced the Company to Columbus Nova.  Shortly thereafter, the Company management met with representatives of Columbus Nova and its legal counsel at Columbus Nova’s offices.

On November 22, 2010, the Company’s management met with representatives of a recently formed investment bank (“Firm F”). Firm F and the Company entered into a mutual non-disclosure agreement.

On November 30, 2010, the Company’s management and members of Velocity met with representatives of an investment bank (“Bank B”) at their offices.  Bank B indicated it had recently completed an equity offering for a similar financial firm and was confident it could assist the Company in an equity raise.  The parties discussed various potential structures for raising capital for the Company to support the growth of the portfolio.

In December 2010, Bank B and the Company entered into a mutual non-disclosure agreement and Bank B began a due diligence review of the Company.

During December 2010, members of the Company’s management held  discussions with Columbus Nova, Firm F, Firm A, and, to a limited extent, with Bank B.

On December 12, 2010, the Company’s Board held a telephonic meeting to review and consider the various alternatives that each of the potential investment scenarios presented.  Management discussed the growing interest that Bank B had shown in raising capital for the Company and determined that it would be preferable for the Company to pursue further a capital raise through Bank B at that time.

On December 13, 2010, Firm A delivered a non-binding term sheet proposing a stock-for-stock merger of Firm A and the Company. Under the term sheet, Firm A, which had a $45 million loan portfolio, would be merged with and into the Company.  In connection with the merger, the Company would issue shares of Common Stock to the holders of Firm A’s stock based upon the then current net asset value of the Common Stock, which as of September 30, 2010 was $1.21 per share.  In addition, Firm A indicated it would invest an additional $2 million to $5 million in cash into the Company.  The Company requested details on the proposed portfolio.  Firm A provided the portfolio detail on January 5, 2011.

Between December 15 and December 30, 2010, the Company’s management and Columbus Nova continued to negotiate a non-binding term sheet for a proposed investment in the Company, eventually agreeing on a price of $1.50 per share of Common Stock.  In connection with the proposed investment, Columbus Nova requested that the Company agree to an exclusivity period for Columbus Nova’s complete due diligence and negotiate definitive documentation for its proposed investment.

On December 17, 2010, Columbus Nova submitted a non-binding term sheet for an investment in the Company.  The term sheet provided for an investment at a 25% premium to the 30-day moving average of the market price, a significant premium both to the Company’s net asset value of $1.21 per share as of September 30, 2010 and then current market price of $0.95 per share.

The Company indicated to Columbus Nova that it required a working capital investment and worked with Columbus Nova to negotiate a $5 million bridge loan.  The parties negotiated transaction documents, including documentation for a bridge loan, through December 29, 2010.

On December 29, 2010, the Board held a telephonic meeting and discussed the proposed Columbus Nova investment as well as other potential alternatives.  On December 30, 2010, the Company and Columbus Nova decided they were unable at that time to reach a mutually satisfactory agreement but agreed to resume discussions in January 2011.

On January 4, 2011, Columbus Nova and the Company resumed discussions regarding a bridge loan, an exclusivity agreement and a non-binding term sheet for a larger investment.

On January 4 and 5, 2011, management met with representatives of Bank B.  Bank B indicated its interest in representing the Company in its efforts to raise capital to support a strategy whereby Velocity would act as the Company’s investment adviser.  Bank B presented a draft engagement letter whereby it would assist the Company with capital raising efforts. The parties subsequently exchanged various revised drafts of the engagement letter but ultimately did not execute an agreement.

On January 5 and 7, 2011, management met with representatives of Firm F.  Firm F was interested in pursuing a business partnership with the Company.  The parties discussed various potential structures.

On January 11, 2011, management of the Company met with a representative of an investment bank (“Bank C”) who indicated the bank had certain clients that would like to participate in a potential investment in the Company.  On the afternoon of January 11, 2011, management met with representatives of Bank C and one of Bank C’s clients who had expressed such interest.  The client indicated that it would be interested in participating with another client of Bank C and jointly investing $50 million in the Company.

On January 12, 2011, Firm F presented the Company with a non-binding term sheet detailing a potential investment in the Company of $10 million, subject to certain conditions.  The term sheet did not specify a price per share for the investment and was subject to completion of further due diligence.

On January 13, 2011, management met separately with representatives of Firm F and another firm (“Firm G”).  Firm G was a hedge fund that had previously owned a significant equity stake in another public BDC and expressed an interest in potentially entering into an investment with the Company.

On January 14, 2011, management met with representatives of a private equity firm (“Firm H”).  This firm had extensive experience in financial services and had recently completed the purchase of a bank holding company.  Firm H expressed interest in pursuing an investment but indicated that it would not be able to begin due diligence for at least a week.

On January 18, 2011, the Board met to review financing alternatives currently under discussion.  The Board discussed the advantages and disadvantages of potential transactions with the firms with which it was then engaged in discussions regarding strategic alternatives.  The Board discussed the Company’s financial position and the merits of the proposed bridge loan from an affiliate of Columbus Nova and the liquidity it would provide.  The Board discussed the various covenants and terms and conditions of the proposed bridge note.  The Board discussed the amendments necessary under the Company’s existing notes and fees associated therewith.  The Board also discussed the proposed exclusivity agreement with Columbus Nova and the limitations that it would put on attempts to raise capital from other sources while in effect.  After consideration of these matters, the Board authorized management to enter into the exclusivity agreement with an affiliate of Columbus Nova and accept the bridge loan.

On the morning of January 19, 2011, management met with representatives of Bank C at the offices of Bank C’s client.  Company management explained that it planned to enter into a transaction shortly and that time was of the essence if Bank C or its client wished to submit a formal proposal.  Both parties indicated they would not be able to submit a binding proposal without significantly more time to complete due diligence, and so discussions with them were discontinued.

On January 19, 2011, the Company entered into an exclusivity agreement with Bounty, an affiliate of Columbus Nova, and executed a bridge note in the principal amount of $1,500,000.  The amount of the bridge loan had been reduced after negotiation of the various terms and conditions, including the impact of pre-payment fees associated with a larger note.

From January 20 through February 28, 2011, the Company negotiated exclusively with Columbus Nova.  While several parties indicated interest in pursuing strategic transactions with the Company during this time, the Company indicated it was bound by an agreement restricting its ability to discuss possible transactions at such time.

On February 28, 2011, the exclusivity period with Columbus Nova was automatically extended to March 10, 2011, pursuant to the terms of the exclusivity agreement.

On March 7, 2011, the Board advised management that, while it desired to continue pursuing a transaction with Columbus Nova, the Board had determined that the exclusivity agreement should not be extended so that the Company could explore financing and other alternatives.  On March 10, 2011, the exclusivity period with Columbus Nova ended.  However, thereafter, the Company continued negotiating the stock purchase agreement and related documents relating to the proposed investment transaction with Columbus Nova.

On March 11, 2011, management met with Velocity and indicated that the exclusivity period had ended.  Velocity indicated that it knew of several potential investors that might be interested in investing in the Company.  Management expressed its view that, given the stated interest of other investors, the Company should focus only on cash investments for shares of Common Stock at a value above net asset value.

On March 14, 2011, Company management met again with a representative of Firm G and provided an update on the Company’s portfolio and generally the terms on which it was seeking to enter into a financing.

On March 15, 2011, Company management met with the chairman and chief executive officer of a publicly traded business development company (“Firm I”).  Management indicated the terms on which the Company was seeking to raise capital.  Later that day, Firm I indicated it was not interested in pursuing a transaction due to certain structural considerations related to integrating the Company into its existing BDC.

On March 15, 2011, Company management held a conference call with Velocity, Bank B and an affiliated fund of Bank B (“Firm J”).  Firm J wished to pursue an investment on a proprietary basis.  The Company discussed its capital structure in detail with representatives of Firm J.  Following the call, Firm J indicated that it was not interested in pursuing a transaction with the Company.

On March 17, 2011, our chief executive officer met with representatives of Bank B at their offices.  The Company indicated that it was considering a significant equity investment at a premium to book value in a strategy that contemplated the engagement of a new investment adviser to replace Velocity.  Bank B indicated that it believed it could assist the Company in a capital raise at a premium to book value utilizing the continued advisory services provided by Velocity.  Bank B indicated that it had several investors with whom it would like to introduce to the Company.  Bank B prepared materials to distribute to potential investors.

On March 23, 2011, the Board met telephonically.  Representatives of the Company’s primary outside counsel, Katten Muchin Rosenman LLP and of the Company’s Delaware counsel, Richards, Layton & Finger P.A., participated in the meeting.  At the meeting, the Company’s management and the Company’s counsel, Katten Muchin Rosenman LLP, updated the Board on the progress of negotiations with CN and the principal issues still outstanding in such negotiations.  A representative of Richards, Layton & Finger advised the Board as to its fiduciary duties and related matters under Delaware law.  The Board then held a discussion on the issues presented and the need for the Company, under current circumstances, to consummate an equity investment such as the proposed investment being negotiated with CN.  The Board then directed management to continue negotiating with CN and to make efforts to resolve open issues.  The Board also directed management to continue discussions with other interested parties.

On March 25, 2011, Company management met with Firm B.  Principals of Velocity had recently approached Firm B and Firm B indicated it would like to re-initiate discussions and consider an acquisition of the Company including an engagement of Velocity to provide advisory services.  Firm B also indicated it would consider re-financing the bridge loan from Bounty Investments with an $8 million loan on similar terms and conditions.

On March 25, the Company and a publicly traded BDC (“Firm K”) entered into mutual NDAs and the Company provided Firm K access to its portfolio information.  Firm K was introduced to the Company by principals of Velocity.

On March 28, 2011, the Board engaged Duff & Phelps, LLC as its financial advisor to provide an opinion as to the fairness, from a financial point of view, of the consideration to be received by the Company under the proposed transaction with CN’s affiliate.

On April 1, 2011, the Company, representatives of Bank B and Velocity met with representatives of Firm K management at Firm K’s offices.  The parties discussed in detail their respective investment philosophies, the Company’s capital structure and the Company’s desired terms on which to pursue a transaction.  The meeting was attended by senior management of Firm K.

On April 4, 2011, members of Company management held a conference call with Firm K to discuss details about the Company’s portfolio.

On April 4, 2011, the Board met to receive an update with respect to the Company’s process in reviewing alternatives and for an update on the proposed CN transaction.

On April 5, 2011, management met with representatives of Firm K’s management team to continue discussions on a potential investment and to meet members of the Company’s management team.

On April 5, 2011, the Company met with a private equity firm (“Firm L”) as a result of introductions by Bank B.  Representatives of Velocity and Bank B were also present.  Firm L indicated that it did not have the resources to fully review the transaction for a few weeks.

On April 6, 2011, Company management met separately with a private investment group (“Firm M”) and a private equity firm (“Firm N”) as a result of introductions by Bank B.  Representatives of Bank B and Velocity were also present.

On April 7, 2011, Company management held a conference call with Firm N, which expressed an interest in exploring a transaction with the Company.  Firm N and the Company negotiated a non-disclosure agreement, which was finalized and entered into on April 11, 2011.

On April 8, 2011, Bank B introduced the Company to a credit-oriented alternative asset manager (“Firm O”).  Company management, representatives of Bank B and Firm O met at Firm O’s offices.  Firm O indicated that it was interested in potentially acquiring the Company.  Firm O indicated that it would begin due diligence on an expedited basis.

On April 9, 2011, the Company and Firm O exchanged information and engaged in additional correspondence.

On April 10, 2011, Company management received a draft letter of intent from Firm K providing for an approximately $8 million bridge loan and a 120-day exclusivity period during which a larger equity investment would be negotiated.  The pricing for such equity investment was not addressed in said draft letter.  The proposed terms in the bridge loan were significantly more restrictive than the terms of the existing bridge note with Bounty Investments.

On April 11, 2011, the Board met to review the proposed transaction with an affiliate of CN and to discuss the Firm K proposal.  Representatives of Katten Muchin Rosenman LLP were also present and a representative of Duff & Phelps and of Richards, Layton & Finger, P.A., were present telephonically.  At the meeting, the Company’s Chief Executive Officer, Michael Feinsod, briefed the Board on the status of the transaction with Columbus Nova.  He also briefed the Board on the status of discussions with Firm K.  A representative of Katten Muchin Rosenman LLP then summarized the principal terms of the proposed stock purchase agreement with Renova US Holdings Ltd. (“Renova”, i.e., the Purchaser under the Purchase Agreement), an affiliate of CN, and answered various questions regarding said terms posed by Board members.  A representative of Duff & Phelps then summarized its fairness analysis, including its opinion that, as of the date thereof, the per share consideration offered by Renova of the greater of $1.50 and the prevailing per share net asset value at the time of investment, is fair from a financial point of view to the Company.  A representative of Richards, Layton & Finger, P.A. reviewed with the Board its fiduciary duties in connection with its consideration of the CN/Renova transaction and the Firm K proposal.  The Board determined to defer voting on the proposed Renova transaction pending an update later that day or the next day from management regarding the status of and discussions with Firm K.

On April 12, 2011, Company management engaged in additional discussions with representatives of Firm K to obtain clarification on the terms of their proposal, including any future equity interest.  Firm K indicated it was willing to acquire the Company in a stock-for-stock merger.  Firm K indicated that it would be willing to value the Company’s Common Stock at not less than $1.50 per share in a proposed transaction.  Firm K indicated that its CEO was not available that day but would like the opportunity to meet with the Company’s Board and explain Firm K’s offer.

On April 12, 2011, Company management held a conference call with Firm O to discuss its due diligence review process.  During the call, the Company indicated that it would require a valuation in excess of the $1.50 per share of Common Stock that Firm O was currently considering.  Following the call, a representative of Firm O sent an email to the Company indicating Firm O’s desire to pursue a transaction with the Company and acknowledged the terms the Company was seeking.  The email indicated a need to complete due diligence prior to entering into an agreement.

On April 12, 2011, the Board met once again.  Representatives of Katten Muchin Rosenman LLP, Richards, Layton & Finger, P.A. and Duff & Phelps were present telephonically  At the meeting, Company management summarized the developments stemming from discussions with Firm K and Firm O.  The Board discussed the Firm K proposal.  Richards, Layton & Finger advised the Board as to its fiduciary duties in connection with the proposed transactions under consideration.  The Board ultimately determined that, given the terms being required by Firm K in its bridge loan proposal, the lack of clarity regarding pricing for an ultimate equity transaction, the significant duration of the exclusivity period that Firm K was requiring (and the impact that such a period would have on the Company), the advanced state of the proposed Renova transaction and the non-consummation risk presented by Firm K’s proposal, it would be advisable not to delay approval of the Renova transaction.  The Board also discussed the conversations and e-mails with Firm O.  Given the uncertainty of Firm O’s proposal and the risks of non-consummation, the Board determined that it was advisable to pursue the transaction with Renova, the material terms of which had been agreed upon.  However, the Board directed Mr. Feinsod to attempt to negotiate with Renova a higher minimum per share price in light of the interest shown by Firm K, Firm O and others.  Duff & Phelps then confirmed, as of such date, the opinion that it had rendered at the April 11, 2011 meeting.  As a result of the foregoing, the Board, including all of its independent directors, unanimously authorized the Company to enter into the Purchase Agreement with the Purchaser and to execute other relevant transaction documents.  On April 12, 2011, the Company and the Purchaser entered into the Purchase Agreement for the issuance and sale of the Purchased Stock and the other Transactions contemplated thereby.

Later on April 12, 2011, Company management held further discussions with Renova and Renova agreed to raise its minimum per share price from $1.50 to $1.80.

On April 12,2011 the Company and the Purchaser entered into the Purchase Agreement.

Reasons for the Transactions

At a meeting held on April 12, 2011, the Board unanimously determined that the Company’s entry into the Purchase Agreement and the Transactions are advisable and in the best interests of the Company and its stockholders and recommended that the stockholders of the Company vote in favor of Proposals 1, 2 and 3.  In the course of making such decision, the Board consulted with senior management and the Company’s financial and legal advisors, and considered numerous factors, including the following factors which the Board considered material to its evaluation of the Transactions and which the Board believed supported its determination.

•

That the Applicable Per Share Purchase Price is a minimum of $1.80, which represents an 81.8% premium over the closing price of a share of our Common Stock on April 11, 2011, the date immediately preceding the Board approval of and the Company’s entry into the Purchase Agreement, and that the Applicable Per Share Purchase price would in all events be at least equal to the Company’s per share net asset value as of a time that is no more than 48 hours, in each case excluding Sundays and holidays, prior to the applicable Initial Closing or Subsequent Closing, as the case may be;

•

That, as a result of the Applicable Per Share Purchase Price, the sale of Purchased Stock would be immediately economically accretive to the Company;

•

The Company’s need for funds to cause Elk to be in compliance with capital requirements under regulations of the SBA (see “—Effects of the Transactions Not Being Completed” below) and the possibilities that (i) if the Company did not enter into the Purchase Agreement or an alternative capital raising transaction on a timely basis, the SBA could accelerate Elk’s debt obligations under outstanding debentures issued by the SBA, requiring the immediate payment of the indebtedness thereunder, and (ii) Elk would be unable to borrow funds from the SBA in the future if the capital impairment were not cured.  These actions could require the Company to liquidate portions of Elk’s portfolio or seek alternative capital raising transactions that could be costly to the Company and/or dilutive to our stockholders;

•

The Board’s view, based on discussions between management and potential investors and the Company’s financial advisors and a review of recent offerings by other business development companies, that without the additional funds to be received in the Transactions, the Company would not be able to meet its liquidity needs on acceptable terms, if at all;

•

The financial and other terms and conditions of the Purchase Agreement, Investment Advisory Agreement and other ancillary agreements, as reviewed by the Board with our financial and legal advisors, and the fact that they were the product of arm’s-length negotiations between the parties;

•

Management’s quantitative analysis of the financial terms of the Purchase Agreement and Investment Advisory Agreement and the valuation analyses contained therein, and the analysis and written opinion as to the fairness, from a financial point of view, of the Transactions, which is described elsewhere in this proxy statement;

•

That the Transactions will provide capital needed to absorb existing overhead and contractual obligations as part of the Company’s efforts to achieve profitability;

•

The identity of the Purchaser, including the fact that the Purchaser is affiliated with Columbus Nova, a proprietary investment fund, Columbus Nova’s significant experience in consummating transactions such as those contemplated by the Purchase Agreement, growing investment portfolios and accessing capital as well as the Purchaser’s relationships with members of the investment community that the Board believes will provide the Company with access to capital, greater ability to monetize certain investments and other opportunities in the future;

•

The Purchaser’s covenants in the Purchase Agreement to use commercially reasonable best efforts to consummate the Transactions subject to the terms and conditions therein and the fact that the Transactions are not subject to any financing conditions;

•

That the Stockholders Agreement contains a covenant that, so long as the Purchaser’s obligations to purchase the Additional Purchased Stock have not been satisfied in full (or excused due to a non-curable failure of a condition to such obligations in accordance with the terms of the Purchase Agreement), (i) the Purchaser and the Company will take all actions reasonably necessary within their power to cause the Company Identified Directors to be nominated for re-election to the Board and (ii) the Purchaser and the Company shall not remove any of the Company Identified Directors from the Board;

•

That the Stockholders Agreement contains a covenant that, so long as the Purchaser’s obligations to purchase the Additional Purchased Stock have not been satisfied in full (or excused due to a non-curable failure of a condition to such obligations in accordance with the terms of the Purchase Agreement), in the event that the Board forms a committee of independent directors to exercise the powers of the Board in respect of any dispute between the Company and the Purchaser regarding their respective rights and obligations under the Purchase Agreement or the exercise by the Company of any of its rights under the Purchase Agreement (including with respect to any waiver of the Purchaser’s obligations thereunder), (i) so long as at least two Company Identified Directors who are independent pursuant to the listing standards of the NASDAQ Capital Market (as promulgated by the NASDAQ Stock Market LLC) and not “interested persons” of the Company as defined in the 1940 Act are serving as directors of the Company, at least a majority of such committee shall be comprised of such independent and disinterested Company Identified Directors and

(ii) so long as only one such independent and disinterested Company Identified Director is serving as a director of the Company, such committee shall include such independent and disinterested Company Identified Director;

•

That the Purchaser’s obligations to fund the purchase of Additional Purchased Stock at Subsequent Closings are secured by a pledge of the membership interests of CN CLO Equity Holdings, LLC, a Delaware limited liability company formed for the purpose of holding certain interests in collateralized loan obligations, and that the Purchaser has represented that the Purchaser’s estimated adjusted tangible net worth (as defined in the Purchase Agreement) was not less than $300,000,000 as of April 12, 2011, which is the date of the Purchase Agreement;

•

The Board’s belief that the structure of the Transactions is more favorable to the Company’s stockholders than alternative structures reasonably available to the Company and its stockholders, including because the Transactions permit the continued viability of the Company and provide its current stockholders with the opportunity to continue to participate in the future earnings and potential growth of a recapitalized company, with significantly less outstanding indebtedness relative to its overall capitalization;

•

The uncertainty of the value to be obtained by the Company from a sale or liquidation of its assets;

•

The current financial condition of the Company, including its ongoing operating losses and the liquidity needed to continue funding its operations and to achieve profitability for its stockholders; and

•

The fact that the potential strategic and financial investors that the Company contacted or who contacted the Company in addition to the Purchaser were not prepared to invest in the Company on terms that the Board believed were sufficiently certain or more beneficial to the Company and its stockholders than the Transactions.

The Board also considered a variety of risks and other potentially negative factors concerning the Transactions. These factors included the following:

•

The conditions to the Initial Closing, the risks that the Initial Closing would not be consummated in a timely manner or at all despite the parties’ efforts to cause it to occur, that the Company will have incurred significant transaction costs and that the Company’s management and employees will have expended significant time and effort and experienced significant distractions from their work;

•

The possible disruption to the Company’s business that might result from the announcement of the Transactions and the resulting distraction of the attention of the Company’s management, as well as the requirements contained in the Purchase Agreement that the Company conduct its business between signing and closing in accordance with the terms of the Purchase Agreement, which may delay or prevent the Company from undertaking business opportunities that may arise pending completion of the Initial Closing;

•

The Purchaser will beneficially own up to 13,888,889 shares of Common Stock immediately following the Initial Closing and up to 36,111,112 shares of Common Stock immediately following the final Subsequent Closing, or approximately 91.4% and 90.7% of the Company’s then outstanding shares of Common Stock and voting power, respectively (assuming an Applicable Per Share Purchase Price of $1.80 per share, that the maximum $40,000,000 purchase price is paid for the Additional Purchased Stock and that no other issuances of Common Stock are made prior to the date of the final Subsequent Closing other than pursuant to the Purchase Agreement), leaving our other common stockholders with approximately 8.6% of our then outstanding shares of Common Stock and 8.5% of our then outstanding shares of Common Stock and Preferred Stock, taken as a single class. As of May 23, 2011, approximately 51.1% of our Common Stock and 54.8% of our Common Stock and Preferred Stock taken as a single class are held by non-affiliates of the Company. Consequently, following the Initial Closing, unaffiliated stockholders of the Company will no longer own a majority of the Company’s voting securities;

•

If conditions to the Subsequent Closings are not satisfied, the Purchaser may not invest the Additional Purchase Price;

•

Potential conflicts of interest that may arise in connection with the enforcement of the Purchaser’s obligations to consummate the Subsequent Closings because of the Purchaser’s status as a controlling stockholder;

•

The fact that the Company’s stockholders are not being offered the opportunity to purchase shares because of the significant risks that a rights offering could not be consummated in a manner that would provide sufficient certainty that we would receive proceeds equivalent to the proceeds to be received under the Purchase Agreement;

•

The terms of the Purchase Agreement prohibit the Company from soliciting proposals to acquire or invest in the Company prior to the Initial Closing and place certain other limitations on the Company’s ability to consider unsolicited alternative transaction proposals, although, subject to such limitations, the Board may entertain certain unsolicited alternative transactions prior to the approval of the Transactions by our stockholders and the Company may terminate the Purchase Agreement and accept an alternative transaction proposal that constitutes a “superior proposal”.  See  “—Summary of the Purchase Agreement—No Solicitation of Competing Proposals” below;

•

The possibility that the Company’s stockholders may not approve the Proposals, which failure to approve would possibly require the Company to pay significant fees and expenses as a result of the termination of the Purchase Agreement and, having foregone potential alternative proposals, would pose a significant risk that the Company and/or Elk would have to seek protection under applicable bankruptcy laws and the likelihood that such action would result in the significant reduction or the elimination of all of the value of our Common Stock.  See “—Effect of the Transactions Not Being Completed” below; and

•

The possibility that certain of the Company’s stockholders may view the post-Transactions Company as a different and less desirable investment vehicle for their capital, and sales of shares of our Common Stock by such stockholders could depress and our stock price.

The foregoing discussion summarizes the material factors considered by the Board in its consideration of the Transactions. In view of the wide variety of factors considered by the Board, and the complexity of these matters, the Board did not find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual members of the Board may have assigned different weights to various factors. The Board unanimously approved and recommends the issuance of the Purchased Stock in accordance with the Purchase Agreement based upon the totality of the information presented to and considered by it.

Fairness Opinion of Duff & Phelps, LLC

The Company engaged Duff & Phelps, LLC (“Duff & Phelps”) to serve as an independent financial advisor to our Board and to provide an opinion, a copy of which is attached as Annex I to this proxy statement (the “Fairness Opinion”) as to the fairness, from a financial point of view, to the Company of purchaser consideration of the greater of (i) $1.50 per share or (ii) the Company’s then prevailing net asset value per share (the “Share Purchase Consideration”) negotiated by the Company in connection with the Transactions.  Subsequent to receiving the opinion of Duff & Phelps, the Company and the Purchaser agreed to increase the minimum per share purchase price for the Purchased Stock from $1.50 to $1.80. See “—Background of the Transaction” above.    Based on the fact that the increase in the minimum per share purchase price for the Purchased Stock was more favorable to the Company and its stockholders than the per share purchase price considered by Duff & Phelps in rendering the Fairness Opinion, the Company did not obtain an updated fairness opinion from Duff & Phelps to reflect a minimum purchase price of $1.80.

The Company selected Duff & Phelps because Duff & Phelps is a leading independent financial advisory firm, offering a broad range of valuation, investment banking and consulting services, including fairness and solvency opinions, mergers and acquisitions advisory, mergers and acquisitions due diligence services, financial reporting and tax valuation, fixed asset and real estate consulting, ESOP and ERISA advisory services, legal business solutions and dispute consulting.  Duff & Phelps is regularly engaged in the valuation of businesses and securities and the preparation of fairness opinions in connection with mergers, acquisitions and other strategic transactions.

On April 12, 2011, Duff & Phelps rendered its oral opinion to the Board, which was subsequently confirmed in a Duff & Phelps written Fairness Opinion dated April 12, 2011, that, subject to the limitations, exceptions, assumptions and qualifications set forth therein, as of April 12, 2011, the Share Purchase Consideration is fair, from a financial point of view, to the Company.

The Fairness Opinion is directed to the Board and addresses only the fairness to the Company, from a financial point of view, of the Share Purchase Consideration.  The Fairness Opinion is not a recommendation as to how any stockholder should vote or act with respect to any matters relating to the Transactions or any related transaction.  Further, the Fairness Opinion does not in any manner address the Company’s underlying business decision to engage in the Transactions versus any alternative strategy or transaction.  The decision as to whether to approve the Transactions or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which the Fairness Opinion is based.  The Fairness Opinion should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party or any rights of any kind in favor of any third party.

The following is a summary of the material analyses performed by Duff & Phelps in connection with rendering its Fairness Opinion.  Duff & Phelps noted that the basis and methodology for the Fairness Opinion have been designed specifically for this purpose and may not translate to any other purpose.  While this summary describes the analysis and factors that Duff & Phelps deemed material in its presentation and Fairness Opinion to the Board, it does not purport to be a comprehensive description of all analyses and factors considered by Duff & Phelps.  The Fairness Opinion is based on the comprehensive consideration of the various analyses performed.  This summary is qualified in its entirety by reference to the full text of the Fairness Opinion.

In arriving at its Fairness Opinion, Duff & Phelps did not attribute any particular weight to any particular analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor.  Several analytical methodologies were employed by Duff & Phelps in its analyses, and no one single method of analysis should be regarded as critical to the overall conclusion reached by Duff & Phelps.  Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques.  Accordingly, Duff & Phelps believes that its analyses must be considered as a whole and that selecting portions of its analyses or subsets of the factors considered by it, without considering all analyses and factors in their entirety, could create a misleading or incomplete view of the evaluation process underlying its Fairness Opinion.  The conclusion reached by Duff & Phelps, therefore, is based on the application of Duff & Phelps’ own experience and judgment to all analyses and factors considered by Duff & Phelps, taken as a whole.

In connection with preparing the Fairness Opinion, Duff & Phelps made such reviews, analyses and inquiries as Duff & Phelps deemed necessary and appropriate under the circumstances, including, but not limited to, the following:

•

Reviewed the Company’s annual reports and audited financial statements on Form 10-K filed with the SEC for the year ended June 30, 2010 and the Company’s unaudited interim financial statements for the period ending December 31, 2010 included in the Company’s Form 10-Q filed with the SEC;

•

Reviewed summary historical financial information for the Company’s fiscal years ended June 30, 2006 through June 30, 2010 and the six months ended December 31, 2010;

•

Reviewed a pro forma estimated (as of March 21, 2011) balance sheet and consolidated statement of operations as of March 31, 2011, including estimates of net asset value and net asset value per share;

•

Reviewed information regarding the Company’s estimation of the fair value of its investment portfolio;

•

Reviewed other internal documents relating to the history, current operations, and probable future outlook of the Company, including financial disclosures and fair value estimates regarding specific assets and liabilities of the Company provided to Duff & Phelps by management of the Company;

•

Reviewed documents related to the Transactions, including drafts of the Purchase Agreement and exhibits thereto provided as of April 4, 2011 (the “Draft Purchase Agreement”);

•

Discussed the information referred to above and the background and other elements of the Transactions with the management of the Company;

•

Reviewed the historical trading price and trading volume of the Common Stock and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;

•

Considered information regarding a process the Company has undertaken through its financial advisor, Daroth, to identify potential financial or strategic investors that may have an interest in a transaction with the Company;

•

Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including an analysis of selected public companies that Duff & Phelps deemed relevant and an analysis of selected transactions that Duff & Phelps deemed relevant; and

•

Conducted such other analyses and considered such other factors as Duff & Phelps deemed appropriate.

In its review and analysis, and in arriving at its Fairness Opinion, Duff & Phelps, with the Company’s consent:

•

Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including Company management, and did not independently verify such information;

•

Relied upon the fact that the Board and the Company have been advised by counsel as to all legal matters with respect to the Transactions, including whether all procedures required by law to be taken in connection with the Transactions have been duly, validly and timely taken;

•

Assumed that any estimates, evaluations, or fair value determinations prepared by the Company or its auditors furnished to Duff & Phelps were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same;

•

Assumed that information supplied and representations made by Company management are substantially accurate regarding the Company, its assets and liabilities and the Transactions;

•

Assumed that the final versions of all documents reviewed by Duff & Phelps in draft form conform in all material respects to the drafts reviewed;

•

Assumed that there has been no material change in the assets, financial condition, business, or prospects of the Company since the date of the most recent financial statements and other information made available to Duff & Phelps;

•

Assumed that all of the conditions required to implement the Transactions will be satisfied and that the Transactions will be completed in accordance with the Draft Purchase Agreement without any amendments thereto or any waivers of any terms or conditions thereof; and

•

Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transactions will be obtained without any adverse effect on the Company.

In its analysis and in connection with the preparation of its Fairness Opinion, Duff & Phelps also made numerous assumptions with respect to industry performance, regulatory and general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Transactions.  To the extent that any of the foregoing assumptions or any of the facts on which the Fairness Opinion is based proves to be untrue in any material respect, Duff & Phelps has advised the Board that the Fairness Opinion cannot and should not be relied upon.

In rendering its Fairness Opinion, Duff & Phelps did not evaluate the Company’s solvency or conduct an independent appraisal or physical inspection of any specific assets or liabilities (contingent or otherwise) nor did Duff & Phelps perform any procedures regarding the Company’s assessment of and reporting on the fair value/carrying value of its assets and liabilities.  Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.

In rendering its Fairness Opinion, Duff & Phelps did not express any opinion with respect to the amount or nature of any transaction expenses or compensation to any of the Company’s officers, directors, or employees, or any class of such persons, relative to the consideration to be received in the Transactions, or with respect to the fairness of any such compensation.

Duff & Phelps has not been requested to, and did not, (i) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Transactions, the Draft Purchase Agreement, the assets, liabilities, businesses or operations of the Company, or any alternatives to the Transactions, (ii) negotiate the terms of the Transactions, and therefore, Duff & Phelps has assumed that such terms are the most beneficial terms, from the Company’s perspective, that could, under the circumstances, be negotiated among the parties to the Draft Purchase Agreement and the Transactions, or (iii) advise the Board or any other party with respect to alternatives to the Transactions.  In addition, Duff & Phelps is not expressing any opinion as to the net asset value or the market price or value of the Common Stock (or anything else) after announcement or the consummation of the Transactions.  The Fairness Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice.

Duff & Phelps prepared its Fairness Opinion as of April 12, 2011.  The Fairness Opinion was necessarily based upon market, economic, financial and other conditions as they existed and could be evaluated as of such date, and Duff & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting its Fairness Opinion coming or brought to the attention of Duff & Phelps after the date of the Fairness Opinion.  Duff & Phelps expresses no opinion on any aspect of the Transactions other than the Share Purchase Consideration assessed as of the date of its Fairness Opinion.

Summary of Financial Analyses by Duff & Phelps

For the purpose of determining whether the Share Purchase Consideration was fair, from a financial point of view, to the Company, Duff & Phelps relied on several generally accepted valuation techniques, including observation of valuation multiples of selected public companies and selected mergers and acquisition transactions.  While Duff & Phelps reviewed the trading volume and trading price history of the Common Stock, it did not rely on this data as a primary valuation indication due to the limited historical trading volume of the shares relative to the Company’s total shares outstanding and the public float.

The following is a summary of the material financial analyses applied by Duff & Phelps in connection with providing its Fairness Opinion to the Board.

Selected Public Companies/Selected Merger and Acquisition Transactions Analysis

The selected public company analysis is based upon a comparison of the Company to other publicly traded companies whose stocks are actively traded and whose market based valuation multiples may be used to provide indications of value for comparable companies.  As part of this analysis, Duff & Phelps identified 21 publicly-traded BDCs.

Duff & Phelps also identified 20 merger and acquisition transactions involving target companies that share many of the same operating characteristics and are affected by many of the same economic forces as the Company, and which Duff & Phelps considered to be reasonably comparable to the Company in terms of investment risks and attributes, investment portfolio composition, and methodology used to derive portfolio fair value and net asset value, and derived implied valuation multiples for the targets in those transactions.

None of the companies utilized for comparative purposes in this analysis are identical to the Company.  Accordingly, a complete valuation analysis cannot be limited to a quantitative review of the selected companies and involves complex considerations and judgments concerning differences in financial and operating characteristics of such companies, as well as other factors that could affect their value relative to that of the Company.

Relevant market data for the 21 public companies used in the selected public company portion of the analysis is summarized in the table below:

Market Data			Financial Performance			Valuation Metric
Company Name	Stock Price (per share)	52-Week High (per share)	LTM ROE	Net Investment Income	LQA Dividend Yield	Price/ Book Value	Price/ Adjusted Book Value
BlackRock Kelso Capital Corporation	$9.94	$12.97	11.6%	$60.1	12.9%	103.6%	99.9%
Solar Capital Ltd.	23.64	25.45	18.6%	69.5	10.2%	104.0%	100.3%
Prospect Capital Corporation	12.21	12.84	12.7%	76.6	9.9%	119.2%	115.0%
Fifth Street Finance Corp.	13.35	13.95	6.2%	48.7	9.6%	123.8%	119.4%
Apollo Investment Corporation	11.83	13.69	3.1%	189.6	9.5%	121.8%	117.5%
MCG Capital Corporation	6.38	7.62	-2.2%	40.6	9.4%	84.6%	81.6%
TICC Capital Corp.	10.38	13.11	23.8%	24.2	9.2%	105.4%	101.6%
PennantPark Investment Corporation	11.74	13.19	9.4%	36.1	9.2%	105.7%	101.9%
Main Street Capital Corporation	18.24	19.98	20.7%	19.3	8.6%	163.6%	157.8%
Kohlberg Capital Corporation	8.03	8.71	-7.1%	11.9	8.5%	98.0%	94.5%
Ares Capital Corporation	16.57	17.97	32.1%	245.6	8.4%	111.0%	107.1%
Hercules Technology Growth Capital, Inc.	11.01	11.60	1.3%	30.1	8.0%	115.9%	111.8%
Medallion Financial Corp.	8.54	8.88	6.9%	8.3	7.5%	91.7%	88.4%
Gladstone Capital Corporation	11.30	14.06	4.9%	17.8	7.4%	96.3%	92.8%
NGP Capital Resources Company	9.75	10.89	4.4%	11.5	7.4%	89.5%	86.3%
THL Credit, Inc.	13.80	14.43	6.0%	6.0	6.7%	106.4%	102.6%
KKR Financial Holdings LLC	9.49	10.60	26.2%	341.0	6.3%	102.9%	99.2%
Gladstone Investment Corporation	7.84	8.55	18.3%	16.9	6.1%	87.1%	84.0%
MVC Capital, Inc.	13.36	15.18	0.7%	4.5	3.6%	77.1%	75.9%
Capital Southwest Corporation	90.26	112.37	12.0%	2.7	0.9%	65.9%	63.6%
American Capital, Ltd.	9.36	9.70	33.3%	234.0	0.0%	89.9%	86.7%

Highest			33.3%	341.0	12.9%	163.6%	157.8%
Lowest			-7.1%	2.7	0.0%	65.9%	63.6%
Mean			11.6%	71.2	7.6%	103.0%	99.4%
Median			9.4%	30.1	8.4%	103.6%	99.9%

Ameritrans	1.03	1.32	-85.3%	(3.7)	0.0%

Relevant market data for the 20 merger and acquisition transactions used in the selected merger and acquisition transactions portion of the analysis is summarized in the table below:

Date	Target Investment Description	Fund Type	Size	Price/NAV
January 2011	9 buyout funds	Buyout	€ 50	92%
March 2010	Certain limited partner investments	Private Equity	$60	50%
March 2010	Certain limited partner investments	Private Equity	83	55%
December 2009	Certain limited partner investments	Hedge Fund	9	70%
November 2009	Undisclosed	Private Equity and Venture Capital	30	73%
October 2009	Undisclosed	BDC	648	54%
October 2009	Certain limited partner investments	Hedge Fund	9	70%
October 2009	Certain limited partner investments	Hedge Fund	12	57%
October 2009	Certain limited partner investments	Hedge Fund	51	64%
September 2009	1 fund interest	Venture Capital	217	84%
August 2009	Certain limited partner investments	Hedge Fund	2	70%
August 2009	Undisclosed	BDC	197	54%
May 2009	Undisclosed	Private Equity	N/A	56%
April 2009	1 fund interest	Venture Capital	23	N/A
December 2008	10 fund interests	Buyout	76	78%
November 2008	2 fund interests	Buyout and Private Equity	21	76%
November 2008	Portfolio of 20 buyout investments	Buyout	750	85%
September 2008	Portfolio of 8 limited partnership investments	100% Buyout	196	88%
October 2008	4 fund interests	Private Equity	33	72%
June 2008	2 fund interests	Venture Capital	N/A	N/A

Highest				92%
Lowest				50%
Mean				69%
Median				70%

Duff & Phelps used the selected public company and selected merger and acquisition transaction multiples as data points in determining the appropriate valuation multiples to use in its analysis.  Duff & Phelps analyzed the price-to-book value for each of the selected publicly traded companies and price-to-net asset value for each of the selected merger and acquisition transactions.  Given the timing difference between the most recent report date for the selected publicly traded companies and the date of the Fairness Opinion, Duff & Phelps also observed the “adjusted” price-to-book value multiples after adjusting the book value per share for each of the selected public companies to reflect the investment change in a comparable index between the date of the latest balance sheet and a date proximate to the date of the Fairness Opinion.  Duff & Phelps determined that, while a price-to-earnings multiple and a dividend yield analysis typically can be useful measures of value when applied to companies in the Company’s industry segment, they were not useful measures of value in this particular case because the Company has experienced a recent history of negative earnings and has suspended its dividends.

Duff & Phelps considered several key business and financial factors in the selection of the valuation multiples, including:

•

the Company has consistently underperformed relative to the selected public companies;

•

the Company has generated negative return on equity and negative net investment income for the latest twelve months ending December 31, 2010;

•

the Company has not generated positive net investment income since fiscal year 2006;

•

the Company has not paid dividends on its Common Stock since fiscal year 2008;

•

the Company is significantly smaller in terms of total assets and net asset value relative to the selected public companies; and

•

the Common Stock has generally traded at a discount to net asset value over the last three years of trading;

Based on the foregoing, Duff & Phelps selected price-to-book value multiples from the low end to the median of those observed in its public companies analysis.  The range of ratios selected was 65% to 100% of net asset value.

Historical Share Price Analyses

Duff & Phelps reviewed the prices at which the Common Stock traded during various periods within the year ended April 7, 2011.  Duff & Phelps observed that during that period, the shares of the Company traded at a high of $1.32 and a low of $0.95.  Duff & Phelps noted that the implied value of the consideration to be received by the Company pursuant to the Transactions is $1.50 per share, based on latest net asset value data for the Company.  Duff & Phelps further observed that the $1.50]per share of Common Stock offered in the Transactions represents:

•

A premium of 61.3% to the December 31, 2010 net asset value of the Company of $0.93;

•

A premium of 51.5% based on the closing price of the Common Stock on April 7, 2011 of $0.99;

•

A premium of 42.9% based on the volume weighted average trading price of the Common Stock during the one-week period ended April 7, 2011 of $1.05;

•

A premium of 41.1% based on the volume weighted average trading price of the Common Stock during the three-month period ended April 7, 2011 of $1.06;

•

A premium of 39.2% based on the volume weighted average trading price of the Common Stock during the six-month period ended April 7, 2011 of $1.08;

•

A premium of 38.4% based on the volume weighted average trading price of the Common Stock during the one-year period ended April 7, 2011 of $1.08;

Summary of Analyses

Based on the observed multiple ranges observed from its selected public companies/selected merger and acquisition transactions analysis and the historical share price analysis, Duff & Phelps concluded that the Share Purchase Consideration negotiated by the parties to the Draft Purchase Agreement of the greater of (i) $1.50 per share or (ii) net asset value falls at or above the upper end of percentage of net asset value range observed in Duff & Phelps analysis.

Summary of Analysis

		Percent of NAV
		Lower		Upper

		65.0%	-	100.0%

Net Asset Value per Share	$0.93	100.0%
Applicable Per Share Purchase Price	$1.50	160.7%
Company Stock Price	$0.99	106.1%

Duff & Phelps’ Fairness Opinion and financial analyses were only one of the many factors considered by the Board in its evaluation of the Transactions and should not be viewed as determinative of the views of the Board.

Fees and Expenses

The Duff & Phelps engagement letter with the Company, dated March 28, 2011, provides that, for its services, Duff & Phelps is entitled to receive a fee of $150,000 from the Company, which is due and payable as follows: $50,000 upon execution of the engagement letter and $100,000 upon informing the Company that it was prepared to deliver its opinion.  Pursuant to the engagement letter with Duff & Phelps, no portion of the fees paid to Duff & Phelps is refundable or contingent upon the consummation of a transaction or the conclusion reached in the Fairness Opinion.  The engagement letter also provides that Duff & Phelps will be paid additional fees at its standard hourly rates for any time incurred should Duff & Phelps be called upon to update its analysis, support its findings subsequent to the delivery of the Fairness Opinion, or assist in the preparation of or review of relevant sections of required SEC disclosures, proxy materials, or other documents associated with the Transactions.  In addition, the Company has agreed to reimburse Duff & Phelps for its reasonable out-of-pocket expenses and to indemnify Duff & Phelps and certain related persons against liabilities arising out of Duff & Phelps’ service as a financial advisor to the Board.

Other than the preparation of the Fairness Opinion in connection with the Transactions, during the two years preceding the date of the Fairness Opinion, Duff & Phelps has not had any material relationship with any party to the Transactions for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.

Interests of the Company’s Directors and Executive Officers in the Proposed Transactions

We expect that Michael Feinsod will continue to serve as our Chief Executive Officer immediately following the Initial Closing.  However, pursuant to the Amended and Restated Employment Agreement, dated as of May 28, 2010 (the “Feinsod Employment Agreement”), among Michael Feinsod, our Chairman, Chief Executive Officer and President, and Senior Vice President of Elk, Mr. Feinsod is entitled to terminate his employment with the Company and Elk for “good reason”.   The change in control of the Company and Elk on the consummation of the Initial Closing would constitute “good reason” under the Feinsod Employment Agreement.  As a result, if the Initial Closing is consummated and Mr. Feinsod elects to terminate his employment for good reason, he will be entitled to receive a lump-sum payment in an amount equal to (x) his base salary plus any annual bonus paid to Mr. Feinsod for the most recent bonus year, multiplied by (y) the number of years (and fractional portions thereof) remaining under the Feinsod Employment Agreement, which expires on June 30, 2012 (the “Feinsod Severance Amount”).   In addition, Mr. Feinsod would be entitled to receive the bonus in respect of any year for which a bonus is payable, but has not been paid, to him and continued benefits under the Feinsod Employment Agreement through June 30, 2012.  If the Initial Closing is consummated and Mr. Feinsod terminates his employment for “good reason” as of June 30, 2011, the Feinsod Severance Amount would be approximately $487,000, his accrued but unpaid bonus would be $0 and the value of his continued benefits would be approximately $33,000.

Pursuant to the Amended and Restated Employment Agreement, dated September 28, 2006 (the “Mullens Employment Agreement”), among Siliva Mullens, Executive Vice President and Secretary of the Company, the Company and Elk, Ms. Mullens is entitled to terminate her employment with the Company and Elk for “good reason”.  The change in control of the Company and Elk on the consummation of the Initial Closing would constitute “good reason” under the Mullens Employment Agreement.  As a result, if the Initial Closing is consummated and Ms. Mullens elects to terminate her employment for good reason, she will be entitled to receive her base salary through the date of termination and an amount (the “Mullens Severance Amount”) equal to two and one-half times her base salary.  If the Initial Closing is consummated and Ms. Mullens terminates her employment for “good reason” as of June 30, 2011, the Mullens Severance Amount would be approximately $370,000.

Pursuant to the Amended and Restated Employment Agreement, dated October 10, 2008, as amended on November 12, 2009 (the “Granoff Employment Agreement”), among  Gary Granoff, a member of our Board, the Company and Elk, Mr. Granoff is entitled to terminate his employment with the Company and Elk  for “good reason”.  The change in control of the Company and Elk on the consummation of the Initial Closing would constitute “good reason” under the Granoff Employment Agreement.  As a result, if the Initial Closing is consummated and Mr. Granoff elects to terminate his employment for good reason, he will be entitled to receive a lump-sum payment in an amount equal to his base salary (including certain SEP payments described in the Granoff Employment Agreement) through the date of termination and an amount equal to the sum of the base salary remaining through June 30, 2013 as if the Granoff Employment Agreement had not been terminated (the “Granoff Severance Amount”).  The Company will also be obligated  to continue to pay for the health insurance benefits provided to Mr. Granoff past the date of termination through June 30, 2013 as if Mr. Granoff’s employment had not been terminated.  If the Initial Closing is consummated and Mr. Granoff terminates his employment for “good reason” as of June 30, 2011, the Granoff Severance Amount would be approximately $413,000 and the value of his continued benefits would be approximately $48,000.

In addition, if the Initial Closing is consummated, the Company intends to pay Richard Feinstein, our Senior Vice President and Chief Financial Officer, a one-time bonus in the amount of $25,000.

Effect of the Transactions Not Being Completed

We do not currently have any agreement to enter into an alternative transaction nor is there any assurance we would be able to agree on the terms of, and complete, an alternative transaction on a timely basis.  We believe that in the event of a failure to complete the Initial Closing or an alternative transaction that would allow for an appropriate capital contribution to Elk, we will be unable to cure our capital impairment under SBA regulations as contemplated under the Transactions on a timely basis, which could result in the acceleration of our obligations under outstanding debentures issued to the SBA and our inability to borrow from the SBA in the future until such impairment is cured. These actions could require the Company to liquidate portions of its portfolio or seek an alternative capital raising transaction, which could be costly to the Company and/or dilutive to our stockholders.

In addition, if the Purchase Agreement is terminated because our stockholders do not approve Proposals 1, 2 and 3, we will be obligated to immediately pay to the Purchaser an expense reimbursement of up to $500,000 (with up to another $500,000 payable (i) from the cash proceeds from the issuance of debt or equity securities, asset sale, asset recovery, dividend from a majority-owned subsidiary of the Company or any other recovery payment, in which event 15% of such proceeds will be payable in respect of such event until the full amount of the expense reimbursement is paid in full, and (ii) upon entry into an alternative transaction proposal) and a termination fee of up to a maximum of $3,000,000 (less any previously paid expense reimbursement fees) if we also enter into a definitive agreement with respect to a Competing Proposal (as defined below) within 12 months (see “—Summary of the Purchase Agreement—Termination Fee and Expense Reimbursement” below).

In circumstances where the Purchase Agreement is terminated and we have not entered into a Competing Proposal, the termination expenses described above (and below under the caption “—Summary of the Purchase Agreement—Termination Fee and Expense Reimbursement”), in addition to other expenses incurred by the Company in connection with the consideration and negotiation of the Transactions and other fees and expenses related to this proxy statement and the special meeting, could materially and adversely affect our financial condition, possibly causing the Company to seek protection under applicable bankruptcy laws.  Bankruptcy filings by us would be complex and expensive. While we may be able to restructure or sell our business and emerge from such bankruptcy proceedings, we cannot predict the costs of, or amount of time we would spend in bankruptcy. Bankruptcy proceedings, or the potential for such proceedings, would disrupt our business and create additional concerns for our employees and investments and would likely result in the significant reduction or elimination of all value of our outstanding Common Stock.

Regulatory Approvals

Changes of ownership or control of licensed SBICs under the U.S. Small Business Investment Act of 1958 are subject to review and approval by the SBA.  If consummated, the Initial Closing will result in a change of ownership and control of Elk, a licensed SBIC, and as such the consummation of the Initial Closing is subject to receipt of the prior written approval of the SBA, which approval is a condition to the parties’ obligations to consummate the Initial Closing. Under the Purchase Agreement, the Company and the Purchaser have agreed to use commercially reasonable efforts to file all necessary documentation, to effect all applications, notices, petitions and filings with the SBA.  In order to obtain such approval, Elk, the Purchaser and certain affiliates of the Purchaser will be required to submit various forms and information to the SBA.

Under the Purchase Agreement, the Company has agreed to use its commercially reasonable efforts to cause the Purchased Stock to be approved for listing on the NASDAQ Capital Market, which approval is a condition to the Purchaser’s obligation to consummate the Initial Closing.

Except as described above, we are unaware of any material federal, state or foreign regulatory requirements or approvals required for completion of the Transactions.

Support Agreement

In connection with our entry into the Purchase Agreement, on April 12, 2011, the holders of 1,503,018 shares (the “Support Shares”) of Common Stock, or approximately 41% of the Company’s outstanding voting stock, entered into a Support Agreement (the “Support Agreement”) with the Purchaser.  Pursuant to the Support Agreement, each stockholder party thereto agreed, among other things, to vote the Support Shares held by such stockholder in favor of the approval of issuance of the Purchased Stock, the Amended and Restated Charter and the Investment Advisory Agreement.  The stockholders party to the Support Agreement include Michael Feinsod, our Chairman, Chief Executive Officer and President, Gary Granoff, an employee of the company and a member of our Board, Steven Etra, a member of our Board, and certain of their respective affiliates.

Reconstitution of the Board

The Company has agreed to cause the Board to be reconstituted to be comprised of the five Company Identified Directors  (including two current directors who were previously elected by the holders of our Preferred Stock) and six Purchaser Identified Directors immediately prior to the Initial Closing by (i) accepting the resignations of four of the current directors of the Company, effective immediately prior to the Initial Closing, (ii) increasing the size of the Board to 11 pursuant to the Amended and Restated Charter, and (iii) appointing the Purchaser Identified Directors to fill the vacant seats thereby created or, if the procedures described in (i) through (iii) are not effective to reconstitute the Board to be comprised of the Company Identified Directors and the Purchaser Identified Directors immediately prior to the Initial Closing, through such other means as may be necessary in order to comply with such obligations.  It is currently expected that the five Company Identified Directors remaining on the Board will be Messrs. Boockvar, Feinsod and Singer, who have been nominated for election by the holders of our Common Stock and Preferred Stock at the annual meeting of the Company’s stockholders to be held on June 24, 2011, and Messrs. Laird and Wolpert, who have been nominated for election by the holders of our Preferred Stock at the annual meeting.  The six Purchaser Identified Directors will be the following individuals:

Interested Purchaser Identified Directors

Jason Epstein.  Mr. Epstein, age 37, has been a partner of Columbus Nova, a private investment firm with offices in New York and Charlotte, since February 2002. At Columbus Nova, Mr. Epstein has been primarily responsible for private investment activities. In 1998, Mr. Epstein founded eLink Communications, a provider of broadband, networking and application services, and served as its Chief Executive Officer for three years, until September 2001.  Before founding eLink, Mr. Epstein was also an initial employee of Catalyst Health Solutions, Inc., a full-service pharmacy management company listed on the NASDAQ under the symbol “CHSI.” Mr. Epstein has twice been a finalist for the Ernst & Young Entrepreneur of the Year Award and was named one of forty “Rising Stars” in the Washington Business Forward's “The Next Network.” Mr. Epstein is currently a member of the board of directors of CIFC Deerfield Capital Corp., a $16 billion fixed income manager.  Mr. Epstein has extensive business and transaction experience obtained from leadership roles in the telecommunications, healthcare and asset management sectors, as well as service on various board of directors of portfolio companies. Mr. Epstein received a B.A. from Tufts University and currently serves on the University's Board of Overseers of the School of Liberal Arts.

Andrew Intratater.  Mr. Intrater, age 49, has been the Chief Executive Officer of Columbus Nova, a private investment firm with offices in New York and Charlotte, since January 2000. Mr. Intrater is also a former director of Renova Management, a global leader in energy, base metals and mining industries, and also currently a member of the Executive Board of Renova Management. Columbus Nova is the U.S.-based affiliate of the Renova Group of companies, one of the largest Russian strategic investors in the metallurgical, oil, machine engineering, mining, chemical, construction, housing and utilities and financial sectors. The Renova Group of companies is a stockholder of leading mining and industrial entities in the Russian and global business communities, such as TNK- BP and US RUSAL. From March 1993 until the end of 1999, Mr. Intrater served as President and Chief Operating Officer of Oryx Technology Corp., and its predecessor, ATI, a leading manufacturer of semi-conductor testing equipment, based in Silicon Valley. Mr. Intrater also served as Chairman of the board of directors of Moscow Cablecom Corp. from 2005 to 2007. Mr. Intrater is also a member of the board of directors of Oryx Technology Corp., Ethertouch, Ltd. and CIFC Deerfield Capital Corp., a $16 billion fixed income manager.  Mr. Intrater has over 25 years of experience in general management, including business and transaction experience obtained from leadership roles in the technology and asset management sectors, as well as over 16 years of service on the boards of directors of other public companies. Mr. Intrater received a B.S. from Rutgers University.

Paul F. Lipari.  Mr. Lipari, age 42, has been a senior managing partner of Columbus Nova, a private investment firm with offices in New York and Charlotte, since 2006. Columbus Nova manages fixed income, private equity and real estate assets. Prior to joining Columbus Nova, Mr. Lipari was a partner and founder of Hudson Capital Advisors, LLC, a financial advisory boutique focused on debt and equity private placement, mergers and acquisitions and sourcing principal opportunities. From 2001 to 2003, Mr. Lipari worked for Trimaran Capital Partners, where he primarily focused on media and telecommunications investments. From 1997 to 2001, Mr. Lipari worked as an Executive Director in the leveraged finance group for CIBC World Markets and worked on a variety of senior bank debt, high yield debt and private/public equity transactions. While in the leveraged finance group at CIBC, Mr. Lipari spent considerable time working on numerous financings for Global Crossing and was partially responsible for monitoring CIBC's private equity investment in Global Crossing. Mr. Lipari was a member of the board of directors of Global Crossing prior to 2000. Before joining CIBC World Markets, Mr. Lipari worked at Salomon Brothers Inc., where he was an associate in their high yield group and an analyst in their merchant banking group. Mr. Lipari is currently a member of the board of directors of CIFC Deerfield Capital Corp., a $16 billion fixed income manager. Mr. Lipari has extensive business experience obtained from advising and investing in many sectors, including, but not limited to, financial services, manufacturing, media and telecommunications, healthcare services, defense and energy. Mr. Lipari received a B.A. from Yale University and an M.B.A. from The Amos Tuck Business School at Dartmouth College.

Iosif Bakaleynik .. Mr. Bakaleynik, age 59, has served as an adviser to the Chairman of Renova Group and Renova Management AG since June 2008. Previously, he served as the Chief Financial Officer and member of the management board of Renova Management AG from 2007 to 2008. From April 2003 to March 2007, he was the Chief Financial Officer and a member of the management board of OJSC “SUAL-Holding.” From 1997 to 2003, Mr. Bakaleynik served as the Senior Vice President and Chief Financial Officer and as a member of the management board of OJSC “Tyumen Oil Company.” From 1994 to 1997, he served as the Chairman and Chief Executive Officer of OJSC Vladimir Tractor Plant. He also served as a special adviser to the government of the Russian Federation on direct foreign investment from 1992 to 1994. He currently serves on the Board of Directors of the Integra Group since November 2006 and is a member of the Audit and Compliance Committee and the Chairman of the Compensation Committee. He also served on the Board of Directors of Avelar, an alternative energy company, from July 2008 until 2010. Mr. Bakaleynik holds a MS and PhD in economics from Moscow State University and an MBA from Harvard Business School. Mr. Bakaleynik has broad experience obtained from advising and serving as the chief financial officer for a range of companies and organizations, as well as service on the board of directors of private and public companies, both in the United States and in other countries. His expertise includes finance, corporate governance and operations in manufacturing and extracting industries.

Disinterested Purchaser Identified Directors

Robert B. Machinist.  Mr. Machinist, age 57, is currently Chairman of the Board of Advisors of MESA, a leading merchant bank specializing in media and entertainment industry transactions. Mr. Machinist also runs a private family investment company.  He has been a member of the board of directors of Deerfield Capital Corp. since December 2004.  In addition, he is a member of the boards of directors of United Pacific Industries, a publicly-listed Hong Kong Company, and Maimonides Medical Center. He was the Chairman of Atrinsic, a publicly-listed interactive media company, through 2008. Additionally, he previously served as a member of the board of directors of DOBI Medical International, Traffix, Inc. and CIFC Deerfield Capital Corp., a $16 billion fixed income manager. From 1998 to December 2001, Mr. Machinist was managing director and head of investment banking for the Bank of New York and its Capital Markets division. From January 1986 to November 1998, he was president and one of the principal founders of Patricof & Co. Capital Corp. (and its successor companies), a multinational investment banking business, until its acquisition by the Bank of New York.  Mr. Machinist has extensive capital markets and investment banking expertise and financial skills obtained through leadership positions with investment and merchant banking firms and service on the board of directors of other public companies.

Daniel K. Schrupp.  Mr. Schrupp, age 44, has been the Senior Credit Officer of Lucida plc, a specialty UK insurance company, focusing on the growing pension buy-out market since June 2008. At Lucida, Mr. Schrupp is responsible for its approximately GBP 1.1 billion investment portfolio which is invested in a broad range of credit-related instruments including leverages loans, high yield and investment grade bonds and asset-backed securities. From June 2004 through May 2008, Mr. Schrupp was the Senior Portfolio manager of a $4.5 billion leveraged loan portfolio at Aozora Bank Ltd., a $60 billion in assets Japanese commercial bank, and at the bank’s investment subsidiary, Aozora Investment Management Ltd., which he co-founded. Prior to that, Mr. Schrupp held investment banking positions, primarily focused on debt-capital raising activities, at Glocap Advisors, a boutique banking firm focused on the middle market (2002-2004), CIBC World Market Corp. (1998-2001) and Salomon Brothers Inc. (1994-1997). Mr. Schrupp was a  member of the board of directors of CIFC Deerfield Capital Corp., a $16 billion fixed income manager. Mr. Schrupp received a B.A. in Economics from Yale University and an M.B.A. from The Tuck School at Dartmouth College. Mr. Schrupp brings to the Board extensive credit related investment and corporate transaction experience obtained from leadership roles at investment managers and investment banking firms.

Price Range and NAV of Common Stock

Set forth below are the net asset value per share of our Common Stock and the range of high and low closing sales prices per share for our Common Stock for each full quarterly period for the fiscal years ended June 30, 2009 and 2010 and for the first three quarterly periods for the fiscal year ending June 30, 2011.

		Price Range
Fiscal 2009	NAV (1)	High	Low
First Quarter	$4.90	$4.00	$1.00
Second Quarter	$4.51	$3.04	$1.81
Third Quarter	$4.26	$2.56	$1.68
Fourth Quarter	$3.40	$2.25	$1.31

Fiscal 2010
First Quarter	$2.52	$1.63	$0.73
Second Quarter	$2.32	$2.15	$0.75
Third Quarter	$1.95	$1.45	$1.13
Fourth Quarter	$1.40	$1.32	$0.95

Fiscal 2011
First Quarter	$1.21	$1.30	$1.01
Second Quarter	$0.93	$1.24	$0.95
Third Quarter	$0.19	$1.15	$0.95

(1) Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices.  The net asset values shown are based on outstanding shares at the end of each period.

The last reported sale price for our Common Stock as of the close of trading on April 11, 2011, the last full trading day before our Board approved the Transactions, was $0.99 per share.  There were no sales of our Common Stock quoted on the NASDAQ Capital Market on such date.   The net asset value per share of our Common Stock as of March 31, 2011, the date of the latest determination of net asset value per share, was $0.19.

Impact on NAV Per Share and Market Price

The market price per share of our Common Stock as of the close of business on April 11, 2011, the date preceding the entry into the Purchase Agreement, was $0.99, and the Company’s most recently published net asset value per share of Common Stock was $0.19 as of March 31, 2011, both of which amounts are lower than the minimum Applicable Per Share Purchase Price of $1.80 under the Purchase Agreement.  Based upon the March 31, 2011 net asset value per share, (i) pro forma net asset value per share of Common Stock adjusted for the impact of the Initial Closing is approximately $1.48, which reflects an accretive impact of $1.29 per share, or 667.5%, and (ii) pro forma net asset values per share of Common Stock adjusted for the impact of the final Subsequent Closing assuming the minimum aggregate purchase price of $35,000,000 for the Additional Purchased Stock and the maximum aggregate purchase price of $40,000,000 for the Additional Purchased Stock are approximately $1.65 and $1.66, respectively, which reflect an accretive impact of $0.17 per share, or 11.3%, and $0.18 per share, or 10.8%, respectively. However, upon the exercise of the Purchaser’s registration rights under the registration rights agreement, all of the shares will be immediately available for re-sale and any sale of such shares could potentially dilute the market price of the Company’s Common Stock.

Recommendation of the Board of Directors

After careful consideration of the information and factors noted above, the Board, including its independent directors, unanimously concluded that the Purchase Agreement and the transactions contemplated thereby are advisable and in the best interests of the Company and unanimously recommends that stockholders vote “FOR” approval of the issuance of the Purchased Stock to the Purchaser pursuant to the terms of the Purchase Agreement.

Summary of the Purchase Agreement

The terms and conditions of the Company’s issuance of the Purchased Stock are set forth in the Purchase Agreement.  The following summary describes the material terms of the Purchase Agreement, but does not purport to describe all of the terms of the  Purchase Agreement and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 14, 2011, and which is incorporated in this proxy statement by reference thereto.  We encourage you to read the full text of the Purchase Agreement because it is the legal documents that governs the purchase and sale of the Purchased Stock.  The Purchase Agreement  is not intended to provide you with any other factual information about us.  Such information can be found elsewhere in this proxy statement and in the public filings we make with the SEC, as described in the section entitled “Where You Can Find More Information”.

Purchase and Sale of Initial Purchased Stock and Additional Purchased Stock

Pursuant to the Purchase Agreement, the Company agreed to issue and sell to the Purchaser, and the Purchaser agreed to purchase, (i) the Initial Purchased Stock, for an aggregate purchase price of $25,000,000, at the Initial Closing, and (ii) the Additional Purchased Stock, for an aggregate purchase price initially equal $35,000,000 (if such investment is made at the Initial Closing), as may be increased at an accrual rate of 12% per annum, applied daily to the unpaid balance, to up to a maximum of $40,000,000, to the extent such Additional Purchased Stock is purchased at Subsequent Closings, in each case at a per share purchase price equal to the Applicable Per Share Purchase Price, and otherwise upon the terms and subject to the conditions set forth in the Purchase Agreement.  The Applicable Per Share Purchase Price, with respect to each issuance and sale of Purchased Stock, will be the greater of (i) $1.80 and (ii) the per share net asset value of the Company, as determined by the Board as of a time not more than 48 hours (excluding Sundays and holidays) prior to the Initial Closing or Subsequent Closing, as applicable.  Assuming that the Applicable Per Share Purchase Price for each issuance is $1.80 and the aggregate purchase price (for the Initial Purchased Stock and the Additional Purchased Stock) is $65,000,000, the Company will issue an aggregate 36,111,112 shares of Common Stock to the Purchaser under the Purchase Agreement.

The Initial Closing of the purchase and sale of the Initial Purchased Stock will take place on the second Business Day after the satisfaction or waiver of the conditions to the parties’ obligations to consummate the Initial Closing or at such other time as the Company and the Purchaser mutually agree.  Subject to the satisfaction or waiver of the conditions to the parties’ obligations to consummate each Subsequent Closing, the Subsequent Closings of the purchase and sale of the Additional Purchased Stock will take place no later than on a quarterly basis commencing on the 90th day following the date of the Initial Closing, or on such earlier dates as the Purchaser may specify from time to time, between the date of the Initial Closing and the second anniversary of the Initial Closing.   Subject to the satisfaction or waiver of the conditions to the parties’ obligations to consummate each Subsequent Closing, if the minimum amount of the Additional Purchased Stock is acquired by the Purchaser on the requisite quarterly dates, an additional $5,000,000 of Additional Purchased Stock will be purchased on the date of each Subsequent Closing.

Conditions to the Initial Closing

The Company’s and the Purchaser’s obligations to consummate the Initial Closing  are subject to the satisfaction or waiver of the conditions to the Initial Closing set forth in the Purchase Agreement, including the following:

•

approval by our stockholders of (i) the issuance of the Initial Purchased Stock and Additional Purchased Stock, (ii) the Amended and Restated Charter, and (iii) the Investment Advisory Agreement with Ameritrans Capital Management, LLC;

•

the absence of any injunction, order, decree, judgment statute, rule or regulation prohibiting or enjoining the Initial Closing, including the issuance of the Initial Purchased Stock or any transactions contemplated by the Purchase Agreement or any other transaction agreement; and

•

SBA approval of the indirect change of control and ownership of Elk in customary form, without adverse condition, and the obtaining of any other consents of governmental entities required for the purchase and sale of the Initial Purchased Stock or any other transactions contemplated by the Purchase Agreement or any other transaction agreements.

In addition, the obligations of the Purchaser to consummate the Initial Closing are subject to the satisfaction or waiver of the following conditions:

•

the accuracy of the representations and warranties made by the Company in the Purchase Agreement (subject to certain materiality qualifications and cure periods);

•

the Company’s performance in all material respects of its obligations required to be performed under the Purchase Agreement prior to the Initial Closing;

•

the absence of any events that, taken together, have or are reasonably likely to have a “material adverse effect” (as defined in the Purchase Agreement) on the business, operations, assets, liabilities or condition (financial or otherwise) or results of operations of the Company, other than changes resulting from certain events specified in the Purchase Agreement;

•

the absence of any legal action of any governmental or other entity having been commenced seeking to restrain or delay the consummation of the Initial Closing;

•

the Company shall have accepted the resignations of four of its current directors immediately prior to the Initial Closing and caused each of Andrew Intrater, Jason Epstein, Paul Lipari, Iosif Bakaleynik, Robert Machinist and Daniel Schrupp to have been appointed to serve on the Board;

•

the Initial Purchased Stock shall have been approved for listing on the NASDAQ Capital Market, subject to official notice of issuance;

•

the notice of termination of the Velocity Advisory Agreement shall have been delivered to Velocity and shall not have been revoked or rescinded; and

•

the Company shall have executed and delivered the Investment Advisory Agreement, Pledge Agreement, Stockholders Agreement and Registration Rights Agreement.

The obligations of the Company to consummate the Initial Closing are subject to the satisfaction or waiver of the following conditions:

•

the accuracy of the representations and warranties made by the Purchaser in the Purchase Agreement (subject to certain materiality qualifications and cure periods); and

•

the Purchaser’s performance in all material respects of its obligations required to be performed under the Purchase Agreement prior to the Initial Closing.

Conditions to the Subsequent Closings

The Purchaser’s obligations to consummate each Subsequent Closing are also subject to the following conditions:

•

the representations and warranties of the Company having been accurate as of the date of the Purchase Agreement and the date of the Initial Closing (subject to certain materiality qualifications and the parties’ obligation to use commercially reasonable efforts to cure such condition, and qualified by certain disclosures otherwise made or made available to the Purchaser prior to the Initial Closing);

•

the absence of any injunction, court order or law prohibiting or enjoining such Subsequent Closing (subject to the parties’ obligation to use commercially reasonable efforts to render permissible the consummation of the purchase and sale of the Purchased Stock);

•

Elk having remained in good standing with the SBA, in substantial compliance with all applicable rules and regulations and eligible to receive leverage commitments under normal requirements and conditions (subject to the Company and the Purchaser using commercially reasonably efforts to cause Elk to remain in good standing with the SBA); and

•

The absence of any bankruptcy, insolvency or similar proceeding with respect to the Company or any of its significant subsidiaries.

The Company’s obligations to consummate each Subsequent Closing are subject to the satisfaction or waiver of the following conditions:

•

the Purchaser’s performance in all material respects of its obligations required to be performed under the Purchase Agreement prior to the Subsequent Closing; and

•

the absence of any injunction, order, decree, judgment statute, rule or regulation prohibiting or enjoining the Subsequent Closing, including the issuance of the Additional Purchased Stock or any other Transactions;

Representations and Warranties

The Purchase Agreement contains customary representations and warranties of the Company and the Purchaser made to each other as of specific dates.  The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company and the Purchaser and may be subject to important qualifications and limitations including, without limitation, those made in a confidential disclosure schedule, agreed to by the Company and the Purchaser in connection with the negotiated terms.  Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes allocating risk among the Company and the Purchaser rather than establishing matters as facts.

The representations and warranties that we provided to the Purchaser included representations as to:

•

the due organization, valid existence and good standing of the Company and its subsidiaries in their respective jurisdictions of formation and qualification and their authority to enter into the Purchase Agreement and other transaction agreements;

•

the identity of our subsidiaries and our ownership thereof;

•

our capitalization;

•

the corporate authorization (subject to stockholder approval) of the Company to enter into the Purchase Agreement and perform its obligations thereunder;

•

that there is no conflict with our organizational documents or material contracts or applicable law as a result of the Purchase Agreement or completion of the Transactions;

•

the consents required to enter into the Purchase Agreement and consummate the Transactions;

•

the filing and accuracy of reports required to be filed with the SEC and the effectiveness of our internal controls over financial reporting and disclosure controls and procedures;

•

the compliance with applicable accounting principles of our financial statements and the absence of undisclosed liabilities;

•

the independence of our auditors;

•

the absence of certain material changes affecting the Company since December 31, 2010;

•

our title to our properties and assets;

•

the absence of liens and encumbrances;

•

our compliance with applicable law;

•

the absence of material litigation involving us;

•

the existence and enforceability of material contracts;

•

the adequacy of our insurance coverage;

•

tax matters;

•

our compliance with applicable environmental safety laws;

•

our right to lawfully use intellectual property used in our business;

•

employee and employee benefit matters;

•

requisite stockholder and board approvals;

•

brokers fees;

•

our status as a regulated investment company and business development company;

•

approval of our current investment advisory agreement;

•

compliance with the Sarbanes-Oxley Act of 2002;

•

FINRA matters;

•

transactions with affiliates;

•

the identity of “interested” directors (as defined in 1940 Act);

•

the exemption from registration under the Securities Act of the offering contemplated by the Purchase Agreement; and

•

the inapplicability of “takeover” statutes and the absence of a rights plan.

The representations and warranties that the Purchaser provided to us included representations as to:

•

the due organization, valid existence and good standing of the Purchaser in its jurisdictions of formation and its authority to enter into the Purchase Agreement and other transaction agreements;

•

the Purchaser’s status as an “accredited investor” within the meaning of Regulation D, Rule 501(a) promulgated by the SEC;

•

the Purchaser’s understanding that the Purchased Stock will consist of “restricted securities” within the meaning of Rule 144 promulgated by the SEC;

•

that there is no conflict with the Purchaser’s organizational documents or applicable law as a result of the Purchase Agreement or completion of the Transactions;

•

the absence of litigation involving the Purchaser that would materially and adversely affect the Purchaser’s ability to consummate the Transactions;

•

the Purchaser’s financial capacity;

•

broker fees; and

•

the accuracy of information furnished for inclusion in the Company’s filings with the SBA.

No Solicitation of Competing Proposals

The Company agreed that, from and after the date of the Purchase Agreement until the earlier of the Initial Closing or the date, if any, on which the Purchase Agreement is terminated, that neither it nor any of its subsidiaries will, and that it will direct and use its commercially reasonable efforts to cause its representatives not to, directly or indirectly: (i) solicit, initiate or knowingly take action to facilitate or encourage (including by providing information) any inquiries, proposals or offers with respect to a Competing Proposal (as defined below) (ii) engage or participate in any negotiations regarding, or furnish or cause to be furnished to any person any nonpublic information relating to the Company or any of its subsidiaries in connection with, or have any discussions with any person relating to, a Competing Proposal, or otherwise knowingly take action to encourage or facilitate any effort or attempt to make or implement, any Competing Proposal, (iii) approve or recommend, or propose publicly to approve or recommend any Competing Proposal, (iv) approve or recommend, or publicly announce an intention to approve or recommend, or enter into, any letter of intent or similar document or any agreement or commitment providing for or relating to any Competing Proposal or requiring the Company to abandon, terminate or fail to consummate the transactions contemplated hereby or breach its obligations hereunder or (vi) amend, terminate, waive or fail to enforce, or grant any consent under, any confidentiality, standstill or similar agreement.

Notwithstanding the foregoing, if the Company receives a bona fide written Competing Proposal, after the date of the Purchase Agreement and prior to the special meeting of the stockholders of the Company regarding Proposals 1, 2 and 3, which did not result from or arise in connection with a breach of the Company’s obligations not to solicit Competing Proposals described above and which constitutes a Superior Proposal (as defined below) or which the Board determines in good faith, after consultation with the Company’s outside legal and financial advisors, could reasonably be expected to result in a Superior Proposal, the Company may take the following actions: (A) furnishing nonpublic information with respect to the Company and its subsidiaries to the person making such Competing Proposal (provided that the person enters into an appropriate confidentiality agreement) and (B) engaging in discussions or negotiations with the person with respect to the Competing Proposal.  In such instances, the Company must, as promptly as reasonably practicable following the Company taking such actions as described in clauses (A) or (B) above (and in any event within 24 hours thereof), provide written notice to the Purchaser of such Competing Proposal or the determination of the Board that such Competing Proposal may result in a Superior Proposal, and the Company shall promptly provide to the Purchaser an executed copy of such confidentiality agreement and provide or make available to the Purchaser any non-public information concerning the Company or any of its subsidiaries that is being provided to the person making such Competing Proposal or its representatives which was not previously provided or made available to the Purchaser.

The Company agreed to promptly (and in any event within 24 hours) advise the Purchaser orally and in writing of the receipt of (i) any Competing Proposal, (ii) any request for non-public information relating to the Company or its subsidiaries, other than requests for information that could not reasonably be expected to relate to or result in a Competing Proposal, or (iii) any inquiry or request for discussions or negotiations regarding a Competing Proposal, including in each case the identity of the Person making any such Competing Proposal or indication, inquiry or request and the material terms of any such Competing Proposal or indication, inquiry or request (including copies of any document or correspondence evidencing such Competing Proposal or indication, inquiry or request).  The Company is required to keep the Purchaser informed on a reasonably current basis of any material change to the terms of any such Competing Proposal or indication, inquiry or request.

The term “Competing Proposal”, as defined in the Purchase Agreement, means any inquiry, proposal or offer from any person other than the Purchaser or any of its subsidiaries involving, in a single transaction or a series of transactions, (i) a merger, reorganization, share exchange, consolidation, business combination, recapitalization, dissolution, liquidation, or similar transaction involving the Company or any of its significant subsidiaries, (ii)  the issuance by the Company or any of its significant subsidiaries of securities which, upon the consummation of such proposal, would represent 15% or more of its outstanding voting securities (including upon the conversion, exercise or exchange of securities convertible into or exercisable or exchangeable for such voting securities) and equity securities or (iii) the acquisition in any manner, directly or indirectly, of (A) 15% or more of the outstanding voting securities and equity securities of the Company or any of its significant subsidiaries (including through the acquisition of securities convertible into or exercisable or exchangeable for such voting securities), (B) 15% or more of the consolidated total assets of the Company and its subsidiaries, taken as a whole or (C) one or more businesses or divisions that constitute 15% or more of the revenues or net income of the Company and its Subsidiaries, taken as a whole.

A “Superior Proposal”, is a bona fide written Competing Proposal not solicited in violation of the Company’s obligations not to solicit Competing Proposals described above that (i) (A) relates to the acquisition by any person or persons in any manner, directly or indirectly, of any of (1) more than 50% of the outstanding voting securities (including upon the conversion, exercise or exchange of securities convertible into or exercisable or exchangeable for such voting securities) and equity securities of the Company, by tender or exchange offer, merger or otherwise, (2) more than 50% of the consolidated total assets of the Company and its subsidiaries, taken as a whole, or (3) one or more businesses or divisions that constitute more than 50% of the revenues or net income of the Company and its subsidiaries, taken as a whole, or (B) relates to the issuance by the Company of securities which, upon the consummation of such Superior Proposal, would represent more than 50% of its outstanding voting securities (including upon the conversion, exercise or exchange of securities convertible into or exercisable or exchangeable for such voting securities) and equity securities to any Person or Persons, (ii) is not subject to any financing contingency or qualification, (iii) is otherwise on terms that the Board determines in good faith, after consultation with the Company’s financial and legal advisors and taking into account all the terms and conditions of such proposal and the Purchase Agreement (including any breakup fees, expense reimbursement provisions and financial terms and the anticipated timing, conditions and prospects for completion of such proposal, and any change to the terms of the Purchase Agreement committed to by the Purchaser), are more favorable to the Company and its stockholders than the transactions contemplated by the Purchase Agreement and (iv) is, in the good faith judgment of the Board, reasonably capable of being completed on its stated terms, taking into account all financial, regulatory, legal and other aspects of such inquiry, proposal or offer.

No Change of Recommendation

The Company agreed that neither the Board nor any committee thereof will withdraw, qualify or modify its recommendations that the Company’s stockholders vote in favor of Proposals 1, 2 and 3 described in this proxy statement (the “Company Recommendation”) in a manner adverse to the Purchaser, or publicly propose to do so, or make any other public statement in connection with the special meeting or otherwise which is inconsistent with the Company Recommendation (any of the foregoing, a “Change in Recommendation”) or approve or recommend or publicly propose to approve or recommend, any Competing Proposal.  Notwithstanding the foregoing if, prior to the approval by our stockholders of Proposals 1, 2 and 3, the Board determines in good faith, after consultation with the Company’s outside legal and financial advisors, that the failure to withdraw, qualify or modify the Company Recommendation would be inconsistent with the Board’s fiduciary duties to the Company’s stockholders under applicable law, the Board may effect a Change in Recommendation and, in the case of a Superior Proposal, terminate the Purchase Agreement to enter into a definitive agreement with respect to such Superior Proposal (provided the Company pays the Purchaser applicable termination fees described under “—Termination Fee and Expense Reimbursement”).  However, the Company may not effect a Change in Recommendation under such circumstances unless (i) the Company is not in material breach of any of the terms of the Purchase Agreement and (ii) if such Change in Recommendation is made at a time when a Competing Proposal has been made or is the result of a Superior Proposal, the Company shall have first (A) provided three business days prior written notice (such notice, a “Notice of Superior Proposal”) to the Purchaser that it is prepared to effect a Change in Recommendation in response to a Superior Proposal and specifying the reasons therefor, including the terms and conditions of the Superior Proposal that is the basis of the proposed Change in Recommendation, and the identity of the person making the proposal (it being understood and agreed that any amendment to the financial terms or any material amendment to any other material term of any such Superior Proposal shall require a new Notice of Superior Proposal and a new three business day period), (B) provided to the Purchaser all materials and information delivered or made available to the person making any Superior Proposal in connection with such Superior Proposal, (C) during such three business day period, if requested by the Purchaser, engaged in, and caused its financial and legal advisors to engage in, good faith negotiations with the Purchaser to amend the Purchase Agreement in such a manner that any Competing Proposal which was determined to be a Superior Proposal no longer is a Superior Proposal and (D) at the end of such applicable period, such Competing Proposal has not been withdrawn and continues to constitute a Superior Proposal (taking into account any changes to the terms of the Purchase Agreement proposed by the Purchaser following a Notice of Superior Proposal, as a result of the negotiations contemplated by clause (C) or otherwise).

Nothing contained in the Purchase Agreement prohibits the Company or the Board from (i) disclosing to the Company’s stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act; provided that any disclosure other than a “stop, look and listen” communication to the stockholders of the Company pursuant to Rule 14d-9(f) promulgated under the Exchange Act shall be deemed to be a Change in Recommendation unless the Board expressly rejects the applicable Competing Proposal and expressly reaffirms the Company Recommendation contemporaneously with such disclosure; or (ii) making any disclosure to the stockholders of the Company if, in the good faith judgment of the Board (after consultation with outside counsel), the failure to make such disclosure would be inconsistent with its obligations under applicable law.

Designation of Directors

The Company agreed to cause the Board to be reconstituted to be comprised of the five Company Identified Directors and six Purchaser Identified Directors immediately prior to the Initial Closing by (i) accepting the resignations of four of the current directors of the Company, effective immediately prior to the Initial Closing, (ii) increasing the size of the Board to 11 pursuant to the Amended and Restated Charter (subject to stockholder approval of Proposal 2 as described in this proxy statement), and (iii) appointing the Purchaser Identified Directors to fill the vacant seats thereby created or, if the procedures described in (i) through (iii) are not effective to reconstitute the Board to be comprised of the Company Identified Directors and the Purchaser Identified Directors immediately prior to the Initial Closing, through such other means as may be necessary in order to comply with such obligations.  See “—General Description of the Transaction” and “—Reconstitution of the Board” above.

Employee Benefits

Prior to the Initial Closing and effective as of the Initial Closing, the Company agreed to take all necessary or appropriate action to ensure that (i) to the extent practicable, any persons holding Company equity awards are given advance notice of and afforded the rights required in connection with, the consummation of the transactions contemplated by the Purchase Agreement and the other transaction agreements, as required pursuant to the Company Stock Plans (as defined in the Purchase Agreement) and agreements related thereto, and (ii) all Company equity awards shall terminate on the date of the Initial Closing as permitted under their terms, without any liability, whether absolute or contingent, to the Purchaser, the Company or any of its subsidiaries on or after such termination.

The Company also agreed to amend the Elk Simplified Employee Pension-Individual Retirement Account Terms, dated as of April 15, 1996 (the “SEP”) as required by applicable law (including, without limitation, the Economic Growth and Tax Relief Reconciliation Act of 2001, as amended) and (ii) to submit the SEP, as amended, under the Internal Revenue Service’s Voluntary Correction Program, a part of the Employee Plans Compliance Resolution System, to cure the failure to timely amend the SEP.

Directors and Officers’ Indemnification Insurance

The Purchaser agreed that all rights to exculpation, indemnification and advancement of expenses for acts or omissions occurring at or prior to the Initial Closing, whether asserted or claimed prior to, at or after the Initial Closing (including any matters arising in connection with the transactions contemplated by the Purchase Agreement), now existing in favor of the current or former directors or officers of the Company or its subsidiaries in their capacities as such as provided in the respective certificates of incorporation or bylaws (or equivalent organization documents) of the Company and its subsidiaries or in certain agreements, in each case as in effect as of the date of the Purchase Agreement, shall survive the Initial Closing and each Subsequent Closing and shall continue in full force and effect.  Following the Initial Closing and any Subsequent Closing, the Purchaser will cause the Company to indemnify, defend and hold harmless, and advance expenses to, such current and former officers and directors with respect to all acts or omissions by them in their capacities as such at any time prior to the Initial Closing, to the fullest extent required by applicable indemnification provisions.

The Purchaser also agreed to cause the Company to provide, for a period of not less than six years after the Initial Closing date, the current and former officers and directors who are insured under the Company’s directors’ and officers’ insurance and indemnification policies with insurance coverage under renewals of such policies and/or under separate “tail policies” for events occurring at or prior to the Initial Closing date that is no less favorable, in the aggregate, than the Company’s current director and officer insurance policies or, if substantially equivalent insurance coverage is unavailable, the best available coverage.  However, the Purchaser will not be required to cause the Company to pay an annual premium for such insurance in excess of 350% of the last annual premium paid by the Company prior to the date of the Purchase Agreement for the current policies.

Anti-Takeover Statutes

The Purchaser and the Company agreed to use their respective commercially reasonable efforts (i) to take all action necessary so that no takeover statute is or becomes applicable to the Transactions, including the issuance and sale of the Purchased Stock to the Purchaser and (ii) if any such takeover statute is or becomes applicable to any of the foregoing, to take all action necessary so that the Transactions, including issuance and sale of the Purchased Stock to the Purchaser may be consummated as promptly as practicable on the terms contemplated by the Purchase Agreement and the other transaction documents described therein and in this proxy statement and otherwise to minimize the effect of such takeover statute on the issuance and sale of the Purchased Stock to the Purchaser and the other transactions contemplated by the Purchase Agreement and the other transaction agreements.

Stock Exchange Listing

The Company agreed to use its commercially reasonable efforts to cause the Initial Purchased Stock and any Additional Purchased Stock to be approved for listing on the NASDAQ Capital Market, subject to official notice of issuance, prior to the Initial Closing and each Subsequent Closing, respectively.

Conduct of Business Prior to Closing

In addition to the foregoing, the Company agreed to customary covenants with respect to the conduct of its business prior to the Initial Closing, including covenants to conduct its business in a manner consistent with past practice, not to take any action that could reasonably be expected to adversely affect or delay the receipt of any approvals of any governmental entity required to consummate the Transactions or delay the consummation of the Transactions and not to take any of the following action without the Purchaser’s consent:

•

Adjust, split or reclassify the Company’s capital stock, declare or set a record date with respect to the payment of dividends (other than to the extent required to maintain the Company’s status as a “registered investment company”) or redeem, otherwise acquire or issue any capital stock or securities convertible into capital stock;

•

Enter into any new line of business;

•

Sell, lease or encumber any of the Company’s assets (other than in the ordinary course of business consistent with past practice) or in accordance with existing contracts by which the Company is bound;

•

Acquire or invest in or acquire the assets of any other entity (other than in the ordinary course of business with respect to non-controlled, non-affiliated investments), except for foreclosures in the ordinary course of business, U.S. government securities and transactions that do not exceed $100,000 in the aggregate;

•

Enter into, renew, extend or terminate any material contract of the Company;

•

Increase the compensation, perquisites or benefits of, or grant severance or loan or advance money to, any employee of the Company, establish, amend, terminate or renew any employee benefit plan, policy or arrangement, grant any equity awards, accelerate the vesting of benefits of any employee, terminate the employment of any officer or director of the Company or any of its subsidiaries, make contributions to employee benefit plans other than in the ordinary course of business or enter into, amend, extend or terminate any collective bargaining  agreement;

•

Make or authorize any capital expenditures in excess of $50,000 per project or $100,000 in the aggregate;

•

Incur any indebtedness for borrowed money, other than indebtedness incurred in the ordinary course of business consistent with past practice for use as working capital in an amount not to exceed $500,000;

•

Guarantee or assume responsibility for the obligations of any other person or redeem, repurchase or prepay any indebtedness for borrowed money;

•

Subject any of the Company’s assets to liens;

•

Engage in any material transaction or incur any material obligation;

•

Settle any legal action involving payments in excess of $50,000;

•

Amend the Company’s or any subsidiary’s charter or bylaws or enter into any plan of consolidation, merger, share exchange, reorganization or complete or partial liquidation with any person;

•

Materially change the Company’s investment portfolio policies;

•

Take any action intended to make any representation or warranty of the Company untrue or any condition to closing unsatisfied;

•

Make any changes to accounting methods;

•

Fail to maintain insurance consistent with insurance coverage as of the date of the Purchase Agreement;

•

Make or change any tax election;

•

Take any action that would cause the Company not to qualify as a “regulated investment company” for tax purposes;

•

Agree to or make any commitment with respect to any of the foregoing.

CLO Equity Interest

By the Initial Closing, the Purchaser agreed that it would contribute or cause to be contributed to CN CLO Equity Holdings, LLC, a company formed by the Purchaser, certain interests in collateralized loan obligations.  To secure the Purchaser’s obligations to purchase the Additional Purchase Stock, the Company and the Pledgor (as defined below) will enter into the Pledge Agreement (see “—Summary of the Pledge Agreement” below) pursuant to which the Pledgor will pledge to the Company 100% of the Purchaser’s equity interests in CN CLO Equity Holdings, LLC.  See “—Summary of the Pledge Agreement” below.

Purchaser’s Access to Information

The Company agreed to provide the Purchaser with access to information (including confidential information) regarding the Company and to notify the Purchaser of any facts or circumstances that cause a representation or warranty made by the Company to be untrue during the pre-closing period.  The Purchaser agreed to use any confidential information it receives prior to the Initial Closing solely in connection with the Transactions and to maintain such information strictly confidential, subject to limited exceptions.

Efforts

The Company and the Purchaser agreed to use their commercially reasonable efforts (i) to take, or cause to be taken, all actions necessary, proper or advisable to consummate the Transactions as soon as practicable following the date of the Purchase Agreement; (ii) to obtain (and to cooperate with the other party to obtain) any consent, authorization, order or approval of, or any exemption by, any governmental entity and any other third party which is required to be obtained by the Company, any of its subsidiaries or the Purchaser in connection with the Transactions; (iii) to lift or rescind any injunction or restraining order or other court order adversely affecting the ability of the parties to consummate the Transactions; and (iv) defend any litigation seeking to enjoin, prevent or delay the consummation of the Transactions or seeking material damages.  The Purchaser and the Company also agreed to cooperate with each other and use commercially reasonable efforts to promptly prepare and file all documents necessary to obtain any government approvals necessary to consummate the Transactions, including any documents and submissions necessary to obtain the approval of the SBA.  In addition, from and after the date of the Initial Closing, the Company and the Purchaser agreed to, and to cause the Company to, use their commercially reasonable efforts (i) to consummate the Transactions, perform the obligations and satisfy the conditions to be taken, performed or satisfied following the Initial Closing Date and (ii) to obtain or maintain the effectiveness of (and to cooperate with the other party to obtain and continue the effectiveness of) any consent, authorization, order or approval of, or any exemption by, any governmental entity and any other third party which is required to be obtained by or maintained in effect following the Initial Closing in connection with the Transactions.

Litigation

The Company agreed to provide the Purchaser the opportunity to participate in, but not control, any litigation against the Company or any of its directors or officers relating to or arising from the Transactions and not to settle of any such litigation without the Purchaser’s prior written consent (such consent not to be unreasonably withheld, delayed or conditioned).

Termination of the Purchase Agreement

The Purchase Agreement may be terminated at any time prior to the Initial Closing:

•

by mutual consent of the Company and the Purchaser;

•

by either the Company or the Purchaser if (i) any regulatory approval required to consummate the Initial Closing has been denied, (ii) the consummation of the Transactions have been enjoined or otherwise prohibited by any governmental entity or (iii) the Company, the Purchaser or any of their affiliates has received notice from the SBA that it will not approve the change in ownership and control resulting from the Transactions;

•

by either the Company or the Purchaser if the Initial Closing has not occurred on or before November 30, 2011, unless the failure of the Initial Closing to occur by such date is due to the failure of the party seeking to terminate the Purchase Agreement to perform or observe its covenants and agreements under the Purchase Agreement;

•

by either the Company or the Purchaser if the other party has breached any of its covenants, agreements, representations or warranties made in the Purchase Agreement and such breach is not cured within 30 days following written notice to the breaching party and such breach, if uncured, would entitle the non-breaching party not to consummate the Transactions (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein);

•

by either the Company or the Purchaser if our stockholders do not approve Proposals 1, 2 and 3 as described in this proxy statement;

•

by the Purchaser if our Board has failed to recommend the approval of the issuance of the Purchased Stock, the Amended and Restated Charter and the Investment Advisory Agreement by our stockholders or has effected a Change in Recommendation;

•

by the Purchaser if the Company willfully and materially breaches its obligations to call, give notice of, convene and hold the special meeting;

•

by the Purchaser if Company willfully breached its obligations described above under the caption “—No Solicitation of Competing Proposals” in any respect materially adverse to the Purchaser;

•

by the Company if it effects a Change in Recommendation in the case of a Superior Proposal in order to enter into a definitive agreement with respect to such Superior Proposal; or

•

by the Purchaser if a “bankruptcy event” (as defined in the Purchase Agreement) has occurred.

Termination Fee and Expense Reimbursement

Under specified circumstances upon termination of the Purchase Agreement, the Company or the Purchaser may be obligated to reimburse the other party for certain expenses incurred by the other in connection with the transaction, up to a maximum of $1,000,000 in the aggregate.  The Purchase Agreement also provides that, in connection with the termination of the Purchase Agreement under specified circumstances, the Company will be required to pay the Purchaser a termination fee of up to a maximum of $3,000,000 (less the amount of any previously paid expense reimbursement).  The amount of the termination fee payable by the Company in any of the scenarios described under the caption “—Termination Fee” below, if any (other than circumstances in which a “Special Termination Fee”, as defined and described in that section, occurs), will equal (i) the lesser of (A) $3,000,000 and (B)(1) four percent of the consideration to the stockholders of the Company and to the Company or any of its subsidiaries in connection the applicable Competing Proposal, plus (2) five percent of the aggregate value of all equity capital and net indebtedness raised by the Company or any of its successors or subsidiaries between the date the Competing Proposal is consummated and the second anniversary of the consummation of, such Competing Proposal, minus (ii) the amount of any Special Termination Fee (as defined below) actually paid by the Company to the Purchaser.  In the event the Purchase Agreement is terminated by the Company to enter into a Superior Proposal, the full termination fee is payable upon termination of the Purchase Agreement.  In all other circumstances (other than circumstances in which a “Special Termination Fee” is payable), the termination fee is payable upon the earlier to occur of the Company’s entry into a definitive agreement with respect to, or the consummation of, a Competing Proposal.  Under the Purchase Agreement, all references to “15%” in the definition of Competing Proposal is deemed to be references to “50%” for purposes of the termination fee and expense reimbursement provisions.  In no event will the total termination fee plus the amount of expense reimbursement paid by the Company to the Purchaser exceed $3,000,000.

Expense Reimbursement

The Company will be required to reimburse the Purchaser for all expenses up to $1,000,000 reasonably incurred by or on its behalf in connection with the transactions contemplated by the Purchase Agreement if the Purchase Agreement is terminated:

•

By either the Company or the Purchaser because the Initial Closing has not occurred by November 30, 2011 and the stockholders of the Company have not voted on the approval of the issuance of the Purchased Stock, the Amended and Restated Charter and the Investment Advisory Agreement and provided that the SBA shall have approved the change in ownership and control of Elk resulting from the Transactions (or such approval would reasonably be expected to be obtained by for the Company’s breach of its representations, warranties or covenants under the Purchase Agreement);

•

By the Company or the Purchaser because the stockholders have not approved the issuance of the Purchased Stock, the Amended and Restated Charter or the Investment Advisory Agreement;

•

By the Company if it effects a Change of Recommendation to enter into a Superior Proposal;

•

By the Purchaser because the Company breached any of its covenants, agreements, representations or warranties made in the Purchase Agreement and such breach is not cured within 30 days following written notice to the Company and such breach, if uncured, would result in a condition to the Purchaser’s obligations to consummate the Initial Closing not being satisfied;

•

By the Purchaser because our Board fails to recommend the approval of the issuance of the Purchased Stock, the Amended and Restated Charter and the Investment Advisory Agreement by our stockholders or effects a Change of Recommendation;

•

By the Purchaser because the Company willfully and materially breaches its obligations to call, give notice of, convene and hold the special meeting;

•

By the Purchaser because the Company willfully breached its obligations described above under the caption “—No Solicitation of Competing Proposals” in any respect materially adverse to the Purchaser; or

•

By the Purchaser because a bankruptcy event has occurred.

The expense reimbursement payable by the Company to the Purchaser will be payable in full (e.g., up to $1,000,000 of expenses incurred) upon termination in the event that the Purchase Agreement is terminated (i) by the Company if it effects a Change of Recommendation to enter into a Superior Proposal, (ii) by the Purchaser based on a breach of the Company’s representations, warranties, covenants and agreements (subject to applicable materiality standards and cure periods), or (iii) by the Purchaser at a time when a bona fide Competing Proposal has been announced or otherwise communicated to the Company and not withdrawn, because the Company breached its obligation not to solicit Competing Proposals.  If the Purchase Agreement is terminated for any of the other reasons described above, the Company will be obligated to pay up to $500,000 of the expense reimbursement upon termination of the Purchase Agreement, with up to $500,000 more of expense reimbursements, if any, payable out of the cash proceeds (i) from the issuance of debt or equity securities, asset sale, asset recovery, dividend from a subsidiary of the Company or any other recovery payment, in which event 15% of the proceeds will be payable towards the Purchaser’s expenses in excess of $500,000 until the full amount of such excess is paid in full and (ii) upon entry into a Competing Proposal.

Termination Fee

The Company will be obligated to pay the Purchaser the termination fee of up to a maximum of $3,000,000 (less the amount of any previously paid expense reimbursement) if the Purchase Agreement is terminated:

•

By the Purchaser because our Board fails to recommend the approval of the issuance of the Purchased Stock, the Amended and Restated Charter and the Investment Advisory Agreement by our stockholders or effects a Change in Recommendation and the Company or any of its subsidiaries enters into a definitive agreement with respect to, or consummates, a competing proposal within 12 months following a termination of the Purchaser Agreement;

•

By the Purchaser because the Company has willfully and materially breached its obligations to call, give notice of, convene and hold a special meeting of the Company’s stockholders to approve the issuance of the Purchased Stock, the Amended and Restated Charter and the Investment Advisory Agreement and the Company or any of its subsidiaries enters into a definitive agreement with respect to, or consummates, a Competing Proposal within 12 months following a termination of the Purchaser Agreement;

•

By the Company if it effects a Change of Recommendation to enter into a definitive agreement with respect to a Superior Proposal;

•

By the Purchaser because of the Company’s willful breach of any representation, warranty, covenant or agreement under  Purchase Agreement, such breach is not cured within 30 days following written notice to the Company and such breach, if uncured, would result in a condition to the Purchaser’s obligations to consummate the Initial Closing not being satisfied and the Company or any of its subsidiaries enters into a definitive agreement with respect to, or consummates, a competing proposal within 12 months following a termination of the Purchaser Agreement;

•

By the Purchaser because the Company has willfully breached its obligations described above under the caption “—No Solicitation of Competing Proposals” in any respect materially adverse to the Purchaser and the Company or any of its subsidiaries enters into a definitive agreement with respect to, or consummates, a Competing Proposal within 12 months following a termination of the Purchaser Agreement;

•

By the Company or the Purchaser because the stockholders have not approved the issuance of the Purchased Stock, the Amended and Restated Charter or the Investment Advisory Agreement and the Company or any of its subsidiaries enters into a definitive agreement with respect to, or consummates, a Competing Proposal within 12 months following a termination of the Purchaser Agreement; or

•

By either the Company or the Purchaser because the Initial Closing has not occurred by November 30, 2011 and the stockholders of the Company have not voted on the approval of the issuance of the Purchased Stock, the Amended and Restated Charter and the Investment Advisory Agreement and provided that (i) the SBA shall have approved the change in ownership and control of Elk resulting from the Transactions (or such approval would reasonably be expected to be obtained but for the Company’s breach of its representations, warranties or covenants under the Purchase Agreement), (ii) a bona fide Competing Proposal has been announced or otherwise communicated to the Company and not withdrawn on or prior to the date of termination and (iii) the Company or any of its subsidiaries enters into a definitive agreement with respect to a Competing Proposal within 12 months following a termination of the Purchaser Agreement.

The amount of the termination fee payable by the Company in any of these scenarios, if any, will equal (i) the lesser of (A) $3,000,000 and (B)(1) four percent of the consideration to the stockholders of the Company and to the Company or any of its subsidiaries in connection the applicable Competing Proposal, plus (2) five percent of the aggregate value of all equity capital and net indebtedness raised by the Company or any of its successors or subsidiaries between the date the Competing Proposal is consummated and the second anniversary of the consummation of such Competing Proposal, minus (ii) the amount of any Special Termination Fee (as defined below) actually paid by the Company to the Purchaser.  In the event the Purchase Agreement is terminated by the Company to enter into a Superior Proposal, the full termination fee is payable upon termination of the Purchase Agreement.  In all other circumstances, the termination fee is payable upon the earlier to occur of the Company’s entry into a definitive agreement with respect to, or the consummation of, a Competing Proposal.  In no event will the total termination fee plus the amount of expense reimbursement paid by the Company to the Purchaser exceed $3,000,000.

In the event the Purchase Agreement is terminated by the Purchaser because (i) our Board fails to recommend the approval of the issuance of the Purchased Stock, the Amended and Restated Charter and the Investment Advisory Agreement by our stockholders or effects a Change in Recommendation or, (ii) if a bona fide Competing Proposal has been announced or communicated to the Company after the date of the Purchase Agreement and not withdrawn, because the Company willfully and materially breached its obligations to call, give notice of, convene or hold the special meeting, the termination fee will be $1,000,000 (the “Special Termination Fee”).   The Special Termination Fee is payable upon termination of the Purchase Agreement.

The Purchase Agreement provides that in no event will the Company be required to pay the termination fee on more than one occasion (other than certain payments payable upon termination and upon entry into a competing proposal in the 12-month tail period, as described in the Purchase Agreement).

Summary of the Registration Rights Agreement

This section of the proxy statement describes the material provisions of the Registration Rights Agreement to be entered into between the Company and the Purchaser at the Initial Closing but does not purport to describe all of the terms of the Registration Rights Agreement.  The following summary is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, which is attached as Exhibit IV to the Purchase Agreement on Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 14, 2011, which is incorporated in this proxy statement by reference thereto.  We urge you to read the full text of the Registration Rights Agreement.  It is not intended to provide you with any other factual information about Ameritrans.  Such information can be found elsewhere in the proxy statement and in the public filings we make with the SEC, as described in the section entitled “Where You Can Find More Information” below.

Pursuant to the Purchase Agreement, the Company agreed to enter into the Registration Rights Agreement with the Purchaser concurrently with the Initial Closing.  The Registration Rights Agreement provides the Purchaser with certain rights to cause the Company to register for resale the Purchased Stock and any shares of capital stock issued as a dividend or distribution on, or in exchange for, the Purchased Stock or in any stock split, recapitalization or similar event with respect to the foregoing, provided that such securities have not been sold to the public pursuant to an effective registration statement, pursuant to Rule 144 promulgated by the SEC, or otherwise without the Purchaser’s rights under the Registration Rights Agreement being properly assigned (the “Registrable Securities”).

Demand Registrations

The Purchaser may at any time deliver up to two written notices requesting that the Company register for resale all or any portion of the Registrable Securities previously issued and not registered.  The Company must prepare and file with the SEC a registration statement on Form N-2 (or, if Form N-2 is not then available, such other form as is available to effect such a registration) covering the resale of the Registrable Securities and, after filing such initial registration statement, the Company must use commercially reasonable efforts to cause the registration statement to become effective under the Securities Act as soon as practicable thereafter.  In the event that the any SEC guidance imposes a limitation on the number of securities permitted to be registered on a particular registration statement, the number of the Purchaser's Registrable Securities to be registered pursuant to a demand will be subject to registration cut backs.  However, if 25% or more of the Purchaser's Registrable Securities included in the applicable demand notice are subject to such cut back, such registration will not be deemed to constitute a demand registration and will not count towards the limit of two demand notice rights.

Piggyback Registrations

If, at any time after the Initial Closing and prior to such date as the Registrable Securities cease to be Registrable Securities, the Company determines to file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their equivalents), the holders of Registrable Securities may request, within 15 days after receipt of written notice by the Company, to register such number of Registrable Securities as each such holder may request.

If a registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter imposes a limitation on the number of Registrable Securities which may be included in such piggyback registration statement because, in the underwriter’s judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then only such limited portion of the Registrable Securities with respect to which a holder has requested inclusion in a piggyback registration as the underwriter permits will be included in the piggyback registration statement.  The piggyback registration of any Registrable Securities on behalf of holders will be subject to registration cut backs as described above.

Company Obligations

Under the Registration Rights Agreement, the Company will have obligations relating to, among other things:

•

preparation and filing of required registration statements, causing each such registration statement to become effective as soon as practicable after such filing, and keeping each such registration statement current and effective pursuant to Rule 415 of the Securities Act at all times until the date that the Registrable Securities cease to be Registrable Securities;

•

compliance with provisions of the Securities Act regarding the disposition of Registrable Securities;

•

providing each holder of Registrable Securities and its counsel a copy of all applicable filings made with respect to registration statements under the Registration Rights Agreement and SEC correspondences in connection with such registration statements;

•

registering and/or qualifying the Registrable Securities for sale in any jurisdiction where registration and/or qualification is required, with certain limitations as set forth in the Registration Rights Agreement;

•

notification of any event as a result of which the prospectus included in a registration statement filed pursuant to the Registration Rights Agreement includes an untrue statement of a material fact or omits to state a material fact required to be stated or necessary to make the statements in such prospectus not misleading, and correction of any such untrue statement or omission;

•

prevention of the issuance of any stop order or other suspension of effectiveness of any registration statement filed pursuant to the Registration Rights Agreement;

•

the listing of Registrable Securities on each securities exchange on which the Company's securities of the same class or series are then listed;

•

delivery of stock certificates;

•

making reasonable changes to the plan of distribution set forth in a registration statement at the reasonable request of a holder of Registrable Securities;

•

necessary FINRA filings; and

•

delay or suspension of the effectiveness of any registration statement filed pursuant to the Registration Rights Agreement, in the Company's sole discretion, due to the non-disclosure of material, non-public information concerning the Company, the disclosure of which is not in the Company's best interest, in the good faith opinion of the Company.

Purchaser Obligations

The Purchaser has agreed to cooperate with the Company in connection with the preparation and filing of each registration statement required under the Registration Rights Agreement.  In addition, each holder of Registrable Securities will have obligations relating to, among other things:

•

furnishing information reasonably required to effect the registration of a registration statement filed pursuant to the Registration Rights Agreement and the execution of such documents in connection with such registration as the Company may reasonable request;

•

entry into and performance of obligations under an underwriting agreement, if Registrable Securities are included in an underwritten offering;

•

immediate discontinuance of the disposition of Registrable Securities in certain events;

•

not disposing or otherwise transferring Registrable Securities that would constitute a sale within the meaning of the Securities Act to the extent such Registrable Securities have not been registered; and

•

prompt notification to  the Company of any material changes in certain information set forth in a registration statement furnished by or regarding such holder or its plan of distribution.

Expenses

All expenses of the Company incurred in connection with registrations, filings or qualifications pursuant to the Registration Rights Agreement will be borne by the Company. Each holder of Registrable Securities will bear the cost of its own expenses incurred in connection with the Registration Rights Agreement.

Indemnification

The Registration Rights Agreement provides that the Company will hold harmless and, pursuant to customary indemnification provisions, indemnify each holder of Registrable Securities and certain affiliates against any claims arising out of or are based upon (i) any material misstatement or omission in a registration statement or prospectus filed pursuant to the Registration Rights Agreement for which the Company is responsible or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder, in each case relating to the offer or sale of the Registrable Securities. The Registration Rights Agreement also provides that each holder of Registrable Securities agrees to hold the Company and certain affiliates harmless and, pursuant to customary indemnification provisions, indemnify each holder of Registrable Securities and certain affiliates against any claims arising out of or based upon any material misstatement arising from information furnished in writing to the Company by such Holder expressly for inclusion in such registration statement and only up to the amount of a claim as does not exceed the net amount of proceeds received by such Holder as a result of the sale of Registrable Securities pursuant to such registration statement.

Termination

The obligations of the Company under the Registration Rights Agreement, except obligations relating to expenses, indemnification, contribution, termination and miscellaneous provisions, will terminate upon the date upon which all of the Registrable Securities cease to be Registrable Securities.

Assignment

The rights under the Registration Rights Agreement shall be automatically assignable by a holder of Registrable Securities to any permitted transferee of all or any portion of such holder’s Registrable Securities if: (i) the holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, and (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained in the Registration Rights Agreement. In the event that a holder of Registrable Securities transfers all or any portion of its Registrable Securities as described above, the Company will have at least ten (10) trading days following the receipt of such notice to file any amendments or supplements necessary to keep a Registration Statement current and effective pursuant to Rule 415 under the Securities Act of 1933, as amended.

Amendment

The Registration Rights Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and each holder of Registrable Securities.

Summary of the Stockholders Agreement

This section of the proxy statement describes the material provisions of the Stockholders Agreement among the Company, the Purchaser and certain beneficial owners of Common Stock affiliated with Michael Feinsod, our Chief Executive Officer and President to be entered into at the Initial Closing, but does not purport to describe all of the terms of the Stockholders Agreement.  The following summary is qualified in its entirety by reference to the complete text of the Stockholders Agreement, which is attached as Exhibit VI to the Purchase Agreement on Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 14, 2011, which is incorporated in this proxy statement by reference thereto.  We urge you to read the full text of the Stockholders Agreement.  It is not intended to provide you with any other factual information about Ameritrans.  Such information can be found elsewhere in the proxy statement and in the public filings we make with the SEC, as described in the section entitled “Where You Can Find More Information” below.

Pursuant to the Purchase Agreement, the Company will enter into the Stockholders Agreement with the Purchaser and certain beneficial owners of Common Stock affiliated with Michael Feinsod, our Chief Executive Officer and President, concurrently with the Initial Closing of the Transactions.  The Stockholders Agreement establishes certain terms and conditions concerning the acquisition and disposition of securities of the Company by the parties, the composition of the Board and other corporate governance matters regarding the Company.

Constitution of the Board

Under the Stockholders Agreement, the Company and the Board have agreed to, and the stockholders party to the Stockholders Agreement have agreed to use their commercially reasonable efforts to, cause the Board to be reconstituted as of immediately prior to the Initial Closing as more fully described in the section of this proxy statement entitled “Proposal 1—Reconstitution of the Board”.

Purchaser's Covenants

Under the Stockholders Agreement, so long as the Purchaser's obligations to purchase the Additional Purchased Stock under the Purchase Agreement have not been satisfied in full (or excused), the Purchaser and the Company will agree, among other things, not to remove any of the Company Identified Directors and to take all actions reasonably necessary within their power to cause the Company Identified Directors to be nominated for re-election to the Board.  In addition, in the event that Michael Feinsod is not a Company Identified Director upon the Initial Closing the Company and the Purchaser will agree (i) to allow Mr. Feinsod to attend, in a non-voting observer capacity, each meeting of the Board (to the extent he is not a member of the Board), and (ii) in the event that a Company Identified Director who is an “interested person” of the Company as defined in the 1940 Act ceases to serve on the Board, to nominate and cause the election of Mr. Feinsod as a director.  In addition, so long as the Purchaser's obligations to purchase the Additional Purchased Stock under the Purchase Agreement have not been satisfied in full, the Purchaser has agreed not to, and has agreed to not permit the Company or any subsidiary of the Company to, effect, seek, propose, vote in favor of, consent to or participate in any “short form” merger of the Company with or into any other entity (other than any such merger in connection with which the stockholders of the Company immediately prior to such merger would own the entity surviving such merger in the same proportions as they owned the Company immediately prior to such merger).

Composition of Certain Committees

Until satisfaction in full of the Purchaser’s obligations to purchase the Additional Purchased Stock (or excuse therefrom), in the event that the Board determines to form a committee of independent directors of the Board to exercise the powers of the Board in respect of any dispute between the Company and the Purchaser, or to exercise the Company's rights, under the Purchase Agreement (including with respect to any waiver of the Purchaser’s obligations thereunder), (i) so long as at least two independent Company Identified Directors are serving as directors of the Board, at least a majority of such committee will be comprised of independent Company Identified Directors and (ii) so long as only one independent Company Identified Director is serving as a director of the Board, such committee shall include such independent Company Identified Director.

Transfer Restrictions

From the Initial Closing Date until the first date on which the Purchaser has satisfied 50% of its obligations to purchase the Additional Purchased Stock (as more fully described in the Stockholders Agreement), the Purchaser will not, other than through open market sales that do not involve any pre-existing coordination with potential transferees, directly or indirectly, in any transaction or series of transactions, transfer an aggregate number of shares equal to twenty-five percent (25%) or more of the  Company's securities having the power to vote in election of directors (or any securities exercisable to acquire such securities) or votes entitled to then be cast by such securities at any election of directors of the Company, unless the applicable transferee has agreed, in writing, to be bound by the terms and provisions of the Stockholders Agreement applicable to the Purchaser.

Pre-emptive Rights

Under the Stockholders Agreement, for a two-year period following the Initial Closing, the Purchaser has pre-emptive rights to purchase any new Common Stock that the Company proposes to issue or sell to any third party at a price less than the greater of (i) $1.80 and (ii) the per share net asset value of the Company, as determined by the Board as of a time not more than 48 hours (excluding Sundays and holidays) prior to the applicable issuance date.

Management Registration Statement

Under the Stockholders Agreement, the Company has agreed to, and the Purchaser has agreed to cause the Company to, use its commercially reasonable efforts to cause the Company to keep the Registration Statement on Form N-2 filed by the Company with the SEC on March 15, 2006 (the “Management Registration Statement”) and the related prospectus current and, with respect to such registration statement, effective pursuant to Rule 415 at all times until the earlier of (i) the date on which all of the shares of Common Stock registered for resale by Infinity Capital Partners, L.P. pursuant to the Management Registration Statement have been sold and (ii) the date on which all of such shares (in the opinion of counsel to the Company) may be immediately sold to the public without registration or restriction (including without limitation as to volume) under the Securities Act.  The Company may, at any time, delay or suspend the effectiveness of the Management Registration Statement or the use of the prospectus forming a part of the Management Registration Statement, in its sole discretion, due to the non-disclosure of material, non-public information concerning the Company, the disclosure of which at the time is not in its best interest, in the good faith opinion of the Company (subject to certain notice requirements and limitations as described in the Stockholders Agreement).

Summary of the Pledge Agreement

This section of the proxy statement describes the material provisions of the Pledge Agreement between the Company and CN Credit Opportunities Fund 2007-1 Ltd. (the “Pledgor”), an affiliate of the Purchaser, but does not purport to describe all of the terms of the Pledge Agreement.  The following summary is qualified in its entirety by reference to the complete text of the Pledge Agreement, which is attached as Exhibit II to the Purchase Agreement on Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 14, 2011, which is incorporated in this proxy statement by reference thereto.  We urge you to read the full text of the Pledge Agreement.  It is not intended to provide you with any other factual information about Ameritrans.  Such information can be found elsewhere in the proxy statement and in the public filings we make with the SEC, as described in the section entitled “Where You Can Find More Information” below.

Pursuant to the Purchase Agreement, the Company will enter into the Pledge Agreement with the Pledgor concurrently with the Initial Closing, pursuant to which the Pledgor, on behalf of the Purchaser (which is the indirect owner of 100% of the equity interests of the Pledgor, which is the owner of 100% of the membership interests of CN CLO Equity Holdings, LLC (the “Pledged Entity”), will pledge and grant to the Company a first priority security interest in the membership interests of the Pledged Entity (the “Pledged Collateral”) in order to secure the Purchaser's payment of the purchase price for the Additional Purchased Stock pursuant to the terms and conditions of the Purchase Agreement.

In the event that the Purchaser fails to pay any amount of the Additional Purchase Price pursuant to the Purchase Agreement within ten business days of the date such payment is due (an “Event of Default”), then the Company is authorized to: transfer the Pledged Collateral, collect and receive all cash dividends, interest, principal and other distributions made thereon, sell any part of the Pledged Collateral and/or the equity interests held by the Pledged Entity referenced in the Purchase Agreement (the “CLO Equity Interests”) and/or appoint a third party liquidation agent to administer the Pledged Collateral or the CLO Equity Interests.

Pursuant to the Pledge Agreement, the Pledgor will covenant and agree that until the date on which the Additional Purchase Price is paid in full:

•

Without the prior written consent of the Company (which consent will not be unreasonably withheld, delayed or conditioned), the Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a lien in the Pledged Collateral;

•

Without the prior written consent of the Company, the Pledgor will not vote to enable or take any other action to: (i) amend or terminate its certificate of formation or limited liability company agreement, (ii) permit the Pledged Entity to issue any additional limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any equity interest of any nature of the Pledged Entity or (iii) declare or pay any dividend or distribution to its members other than a payment in cash 100% of which will be applied to the payment of the Additional Purchase Price;

•

The Pledgor will comply with all of its obligations under its certificate of formation and limited liability company agreement and will enforce all of its rights thereunder; and

•

The Pledgor has and will defend the title to the Pledged Collateral and the liens of the Company in the Pledged Collateral against the claim of any Person and will maintain and preserve such liens.

In addition, the Company and the Pledgor will agree that, as long as no Event of Default shall have occurred and be continuing and until written notice is given to the Pledgor, the Pledgor will have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of the Pledge Agreement and the Purchase Agreement; provided, however, that no vote will be cast, and no consent will be given or action taken, which would have the effect of impairing the position or interest of the Company in respect of the Pledged Collateral or which would authorize, effect or consent to:

•

the dissolution or liquidation, in whole or in part, of the Pledged Entity;

•

the consolidation or merger of the Pledged Entity with any other person;

•

the sale, disposition or encumbrance of all or substantially all of the assets of the Pledged Entity;

•

the issuance of any additional shares of equity interests of the Pledged Entity; or

•

the alteration of the voting rights with respect to the equity of a Pledged Entity; and

Prior to the occurrence of an Event of Default, the Pledgor will be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Interests to the extent not in violation of the Purchase Agreement.

Second Amended and Restated Bylaws

Pursuant to the Purchase Agreement, the Company agreed to amend and restate its bylaws, as currently in effect (the “Current Bylaws”), as set forth in the Amended and Restated Bylaws, which are attached as Exhibit III to the Purchase Agreement included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 14, 2011, which is incorporated in this proxy statement by reference thereto.  The material differences between the Current Bylaws and the Amended and Restated Bylaws are described below.  Such description does not purport to describe all of the terms of the Amended and Restated Bylaws and is qualified in its entirety by the complete text thereof.  We urge you to read the full text of the Amended and Restated Bylaws.

The Board unanimously approved the adoption of the Amended and Restated Bylaws on April 12, 2011, to be effective upon the consummation of the Initial Closing.

Annual Meetings of Stockholders

The Current Bylaws provide that annual meetings must be held on the first Friday in the fourth month following the close of the fiscal year (or, if a legal holiday, on the following day), commencing sometime between 10 a.m. and 3 p.m. or as soon thereafter as is convenient.  The Amended and Restated Bylaws remove such specificity and will provide the Company with greater flexibility as to the timing and holding of our annual meetings of stockholders.

Special Meetings of Stockholders

Both the Current Bylaws and the Amended and Restated Bylaws permit either the Board or holders of record of at least 25% of the Company’s voting stock cause the Company to call a special meeting of stockholders.  However, in the case of requests by holders of the Company’s voting stock, the Amended and Restated Bylaws provide that stockholders requesting a special meeting must furnish to the Company:

•

in the case of any director nominations proposed to be presented at a special meeting requested by stockholders, the name of the person or persons to be nominated, the number and class of all shares of each class of stock of the Company owned of record and beneficially by each such person, the factual information regarding each such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the SEC, each such person’s signed consent to serve as a director of the Company if elected, such stockholder’s name and address, the number and class of all shares of each class of stock of the Company owned of record and beneficially by such stockholder and, if the stockholder holds shares in “street name”, evidence establishing such stockholder’s indirect ownership of stock and entitlement to vote such stock for the election of directors at the annual meeting (together with such additional information as the Company may require to determine the eligibility of such proposed nominee to serve as an independent director;

•

in the case of any matter (other than a director nomination) proposed to be conducted at such meeting, the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder’s name and address, the number and class of all shares of each class of stock of the Company owned of record and beneficially by such stockholder, any material interest of such stockholder in the matter proposed (other than as a stockholder), if applicable; and

•

an agreement by the requesting stockholder(s) to notify the Company immediately in the case of any disposition prior to the record date for the applicable meeting of shares of voting stock of the Company owned of record and an acknowledgement that any such disposition shall be deemed a revocation of such request for a special meeting to the extent of such disposition, such that the number of shares disposed of shall not be included in determining whether the requisite percent  ownership has been reached.

The Amended and Restated Bylaws also provide that, in determining whether a special meeting of stockholders has been requested by the record holders of shares representing in the aggregate at least 25% of the Company’s outstanding voting stock, multiple stockholder requests for a special meeting delivered to the Secretary of the Company will be considered together only if each such request (x) identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting (in each case as determined in good faith by the Board), and (y) has been dated and delivered to the Secretary within sixty (60) days of the earliest date of such special meeting requests.  The Current Bylaws do not contain a similar provision.

Pursuant to the Amended and Restated Bylaws, a special meeting request will not be valid if:  (i) the special meeting request relates to an item of business that is not a proper subject for stockholder action under applicable law; (ii) the request is received during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting;  (iii) the purpose specified in the special meeting request is not the election of directors and an identical or substantially similar item (as determined in good faith by the Board, a “Similar Item”) was presented at any meeting of stockholders held within the twelve months prior to the date the request is received; or (iv) a Similar Item is included in the Company’s notice as an item of business to be brought before a stockholder meeting that has been called but not yet held or that is called for a date within ninety (90) days of the date the request is received.  The Current Bylaws do not contain a similar provision.

Advance Notice of Stockholder Proposals

The Current Bylaws provide that nominations for the election of directors may be made by stockholders if mailed to the Secretary of the Company not less than 14 days nor more than 50 days prior to any meeting of the stockholders called for election of directors, provided that if less than 21 days’ notice of the meeting is given to stockholders, such written notice must be delivered not later than the seventh day following the day on which notice of the meeting was mailed to stockholders.  If the Initial Closing is consummated, the Amended and Restated Bylaws will provide that, in addition to any other requirements under applicable law, the Amended and Restated Charter and the Amended and Restated Bylaws, persons nominated by stockholders for election as directors of the Company and any other proposals by stockholders will be properly brought before an annual meeting of stockholders only if notice of any such matter to be presented by a stockholder at such meeting (a “Stockholder Notice”) is delivered to the Secretary of the Company not less than ninety (90) nor more than one hundred and twenty (120) days prior to the first anniversary date of the annual meeting for the preceding year; provided, however, that if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Meeting Date”), such Stockholder Notice shall be given in the manner provided in the Amended and Restated Bylaws by the later of (i) the close of business on the date ninety (90) days prior to such Other Meeting Date or (ii) the close of business on the tenth (10th) day following the date on which such Other Meeting Date is first publicly announced or disclosed.

The Amended and Restated Bylaws will also provide that any stockholder desiring to nominate any person or persons (as the case may be) for election as a director or directors of the Company at an annual meeting of stockholders must deliver, as part of such Stockholder Notice, a statement in writing setting forth the name of the person or persons to be nominated and the other information with respect to such person described above with respect to director nominees under the caption “—Special Meetings of Stockholders”.

Under the Amended and Restated Bylaws, any stockholder who gives a Stockholder Notice of any matter (other than a nomination for director) proposed to be brought before an annual meeting of stockholders must deliver, as part of such Stockholder Notice, the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder’s name and address, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder, any material interest of such stockholder in the matter proposed (other than as a stockholder), if applicable, and, in the case of a stockholder who holds shares in “street name”, evidence establishing such stockholder’s indirect ownership of stock and entitlement to vote such stock on the matter proposed at the annual meeting.

Action by Written Consent of Stockholders

If adopted, the Amended and Restated Bylaws will provide that any action required or permitted to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if written consent(s) setting forth the action so taken (i) shall be signed by the holders of record on the record date of the outstanding shares of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present, and (ii) shall be delivered to the Company.  The Company must give prompt written notice to the Company’s stockholders of corporate action taken without a meeting by less than unanimous written consent.  The Current Bylaws do not contain a comparable provision.

Board of Directors

The Current Bylaws provide that the number of directors may be determined by the Board from time to time.  The Amended and Restated Bylaws do not contain a similar provision, and the Amended and Restated Charter, if approved and implemented, will fix the number of directors at 11.  See “Proposal 2”.

The Current Bylaws provide for an executive committee of two or more directors to exercise the powers of the Board between meeting of the full Board.  The Amended and Restated Bylaws do not contain a comparable provision.

Vacancies

The Current Bylaws provide that Board vacancies may be filled by the remaining director(s), although less than a quorum, or that the directors may reduce the size of the Board (but not less than the minimum numbers of Board members as required by applicable law or one).  Under the Amended and Restated Bylaws, unless otherwise provided by law or the certificate of incorporation of the Company, vacancies on the Board may only be filled by the stockholders of the Company, except vacancies subject to be filled by remaining directors under the terms of the Stockholders Agreement.

Notices

Under the Amended and Restated Bylaws, attendance of a person at a meeting will constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in a waiver of notice.  The Current Bylaws do not contain a comparable provision allowing persons to attend meetings without such presence constituting a waiver of notice.

Indemnification

The Current Bylaws provide for the  indemnification of any present or future director or officer of a designated officer of an operating division of the Company, to the full extent permitted by law, for any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director or officer of the Company or was serving at the specific request of the Company as a director, officer or employee or agent of another company or other enterprise in which the Company owns, directly or indirectly an equity interest or of which it may be a creditor.

If implemented, the Amended and Restated Bylaws will provide for indemnification, to the full extent permitted by law, of any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Company or, while a director or officer of the

Company, is or was serving at the request of the Company as a director, officer, employee or agent of another Company or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person.

The Amended and Restated Bylaws will also provide that the Company will to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition provided that the Company receives a written undertaking by the Covered Person to reimburse the Company if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met.

If a claim for indemnification (following the final disposition of such action, suit or proceeding) or advancement of expenses under the Amended and Restated Bylaws is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Company, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law.  In any such action the Company will have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

If implemented, the Amended and Restated Bylaws will also provide that a Covered Person entitled to indemnification, advancement of expenses and/or insurance, in each case pursuant to the Amended and Restated Bylaws, who is an officer, employee, partner or advisor of the Purchaser or its affiliates other than the Company and its subsidiaries (each such Covered Person, a “Purchaser Indemnitee”), may have certain rights to indemnification, advancement of expenses and/or insurance provided by or on behalf of the Purchaser and/or its affiliates, excluding the Company and its subsidiaries (collectively, the “Purchaser Indemnitors”).  Notwithstanding anything to the contrary in the Amended and Restated Bylaws or otherwise: (i) the Company is the indemnitor of first resort (i.e., the Company’s obligations to each Purchaser Indemnitee are primary and any obligation of the Purchaser Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by each Purchaser Indemnitee are secondary), (ii) the Company will be required to advance the full amount of expenses incurred by each Purchaser Indemnitee and will be liable for the full amount of all liabilities, expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the Amended and Restated Bylaws, without regard to any rights each Purchaser Indemnitee may have against the Purchaser Indemnitors, and (iii) the Company irrevocably waives, relinquishes and releases the Purchaser Indemnitors from any and all claims against the Purchaser Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof.  Notwithstanding anything to the contrary in the Amended and Restated Bylaws or otherwise, no advancement or payment by the Purchaser Indemnitors on behalf of a Purchaser Indemnitee with respect to any claim for which such Purchaser Indemnitee has sought indemnification or advancement of expenses from the Company will affect the foregoing and the Purchaser Indemnitors will have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Purchaser Indemnitee against the Company.  The Purchaser Indemnitors are express third party beneficiaries of the terms of the Amended and Restated Bylaws.

The Amended and Restated Bylaws will also provide that any repeal or modification of the indemnification provisions summarized above or set forth in the Amended and Restated Bylaws will not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

Amendments

The Current Bylaws permit amendments of the Current Bylaws by the stockholders of the Company or the Board.  The Amended and Restated Bylaws will provide that they may only be amended by the stockholders of the Company.

Relationship to Other Proposals

Implementation of Proposal 1, issuance of the Purchased Stock, is contingent upon obtaining stockholder approval of Proposal 2, adoption of the Amended and Restated Charter, and Proposal 3, approval of the Investment Advisory Agreement (see “”Proposal 1—Summary of the Purchase Agreement—Conditions to the Initial Closing”).  If this Proposal 1 is approved, but either Proposal 2 or 3 is not approved, then the issuance of the Purchased Stock will not be approved, unless both the Purchaser and the Company waive the conditions to consummating the Initial Closing that Proposals 2 and 3 be approved by our stockholders and implemented.  If Proposals 2 and 3 are approved, but this Proposal 1 is not approved, then none of Proposals 1, 2 or 3 will become effective.

Vote Required and Board Recommendation

This Proposal 1 will be approved, and the issuance of the Purchased Stock will be approved, upon the affirmative vote of the holders of a majority of the shares of our Common Stock and Preferred Stock having voting power and present in person or represented by proxy and voting at a meeting at which the holders of a majority of the outstanding our Common Stock and Preferred Stock are present or represented by proxy, voting together as a class.

The Board has unanimously approved the issuance of Common Stock to the Purchaser on the terms and conditions set forth in the Purchase Agreement and determined that such issuances are advisable and in the best interests of the Company, and recommends that you vote “FOR” Proposal 1.

PROPOSAL 2 – TO ADOPT THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Background and Purpose of the Proposal

We are seeking stockholder approval of Proposal 2 to adopt the Amended and Restated Charter in the form of the Amended and Restated Charter, which is attached as Annex II to this proxy statement, to increase the number of shares of Common Stock that the Company is authorized to issue, fix the number of directors on the Board and to effect other changes.  The Amended and Restated Charter would, among other things, (i) increase the aggregate number of authorized shares of stock of the Corporation from 55,000,000 shares, consisting of 45,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, to 110,000,000 shares, consisting of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, (ii) fix the number of directors comprising the Board at eleven, and (iii) make such other changes and amendments as set forth in the proposed Amended and Restated Charter.  On April 12, 2011, the Board unanimously approved the Amended and Restated Charter following the Board’s unanimous determination that approval of the Amended and Restated Charter was advisable and in the best interests of the Company and its stockholders, and resolved to submit the Amended and Restated Charter to the Company's stockholders for consideration and approval.  The material effects of the Amended and Restated Charter are described below.  Such description does not purport to describe all of the terms of the Amended and Restated Charter and is qualified in its entirety by the complete text thereof.  We urge you to read the full text of the Amended and Restated Charter.

The adoption by the stockholders and effectiveness of the Amended and Restated Charter is a condition to consummating the Transactions contemplated by the Purchase Agreement.

Effects of the Amended and Restated Charter

Authorized Shares

Increasing the authorized shares of Common Stock will allow the Board to issue the Common Stock to be purchased by the Purchaser pursuant to the Purchase Agreement, while still retaining flexibility to issue additional shares of Common Stock to raise capital, to effect stock splits or stock dividends, to provide employee stock incentive compensation or implement other stock ownership plans, to the extent permitted by applicable law, and to consummate acquisitions and to engage in other types of capital or strategic transactions as the Board may determine to be advisable and in the best interests of the Company and its stockholders.  Other than pursuant to the Purchase Agreement, we have no current expectation, plan, agreement or arrangement for the issuance of any shares of Common Stock in connection with any such transaction or contractual commitment at this time.  Nonetheless, the Board believes that having additional shares of Common Stock available for issuance without delay will be beneficial by providing us with the flexibility to respond to future financing or other business opportunities and needs when and if they arise.

The Board has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company.

If this proposal is approved and the Amended and Restated Charter is adopted, the increase in our authorized Common Stock will not, by itself, have any effect on the rights of holders of presently issued and outstanding shares of our Common Stock or Preferred Stock. However, the actual issuance of additional shares of our Common Stock in the future will increase the number of shares outstanding, which may have a dilutive effect on net asset value per share and will negatively affect the voting power of the present holders of our Common Stock.

“Blank Check” Preferred Stock

If the Amended and Restated Charter is adopted, the Board will no longer have the ability to designate classes of preferred stock without first obtaining stockholder approval.  The Company’s current certificate of incorporation permits the Company to issue preferred stock from time to time in one or more series with such designations, relative rights, preferences, privileges and limitations as the Board may determine.  Such authority allows the Board to issue preferred stock that may confer rights that are senior to the rights of our common stockholders.  Such senior securities typically include liquidation and dividend preferences, protections, conversion privileges and other rights not found in common stock.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if such change were to be favorable to stockholders generally.

The elimination of “blank check” preferred may, however, limit the Company’s flexibility with respect to future capital raises and stock-based acquisitions on a timely basis.   “Blank check” preferred stock is frequently used as a means of raising capital and making acquisitions, in part because it permits a board of directors to utilize senior classes of securities, with the terms of those securities being negotiated and tailored to meet the needs of both investors and the issuing companies, without first seeking stockholder approval.  If the Amended and Restated Charter is implemented, the Company would lack the authority to issue preferred stock and would be limited to issuing common stock or debt securities to raise capital, without first obtaining stockholder approval.

Number of Directors; Removal of Directors

As contemplated by the Purchase Agreement, the Amended and Restated Charter will also fix the number of directors comprising the Board at eleven.  The Company’s current certificate of incorporation does not provide for a fixed number of directors, while the Company’s current amended and restated by-laws provide that the stockholders or the Board may set the number of directors from time to time.  Pursuant to the Purchase Agreement, four of the Company’s current directors will submit their resignations as directors of the Company, effective as of the Initial Closing, with at least four of the five remaining directors to (i) be independent pursuant to the listing standards of the NASDAQ Capital Market, as promulgated by the NASDAQ Stock Market LLC, and (ii) not be “interested persons” of the Company as defined in the 1940 Act.

If implemented, the Amended and Restated Charter would also require any vacancies occurring on the Board to be filled by the stockholders of the Company entitled to vote generally in the election of directors at a special meeting.  Currently, vacancies on the Board may be filled by the vote of the remaining members of the Board.

Indemnification

If the Amended and Restated Charter becomes effective, it will provide that the Company will, to the fullest extent permitted by applicable law, as it exists at the time the Amended and Restated Charter becomes effective or as applicable law may be amended in the future, indemnify any and all officers and directors of the Company against any and all of the expenses, liabilities or other matters referred to in or covered by Section 145 of the DGCL. The indemnification provided for in the Amended and Restated Charter will not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of the stockholders of the Company or the disinterested directors or otherwise, both as to action in such officer’s or director’s official capacity and as to action in another capacity while holding such office, and will continue as to an officer or director who has ceased to be an officer or director and will inure to the benefit of the heirs, executors and administrators of such person. The Amended and Restated Charter, if adopted and implemented, will also provide that any repeal or modification of the indemnification provisions thereof will not adversely affect any right or protection existing thereunder immediately prior to such repeal or modification.

Our current certificate of incorporation contains no comparable provision, although the Current Bylaws provide for the indemnification of officers and directors of the Company. See “Proposal 1-Second Amended and Restated Bylaws-Indemnification”.

Relationship to Other Proposals

Implementation of Proposal 2, adoption of the Amended and Restated Charter, is contingent upon obtaining stockholder approval of Proposal 1, the issuance of the Purchased Stock, and Proposal 3, approval of the Investment Advisory Agreement (see “”Proposal 1—Summary of the Purchase Agreement—Conditions to the Initial Closing”).  If this Proposal 2 is approved, but either Proposal 1 or 3 is not approved, then the Amended and Restated Charter will not take effect, unless, in the case of proposal 3, both the Purchaser and the Company waive the conditions to consummating the Initial Closing that Proposal 3 be approved by our stockholders and implemented.  If Proposals 1 and 3 are approved, but this Proposal 2 is not approved, then none of Proposals 1, 2 or 3 will become effective, unless both the Purchaser and the Company waive the conditions to consummating the Initial Closing that this Proposal 2 be approved by our stockholders and implemented.

Vote Required and Board Recommendation

This Proposal 2 will be approved, and the Amended and Restated Charter will be effective, upon the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a class, and the holders of a majority of the outstanding shares of Common Stock, voting separately as a class. Because the approval of Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock (rather than holders of a majority of such shares present in person or by proxy at the special meeting), abstentions and broker non-votes will have the same effect as a vote “against” Proposal 2.

The Board unanimously recommends that stockholders vote FOR the approval of this Proposal 2 to adopt the Amended and Restated Charter.

PROPOSAL 3 – TO APPROVE THE INVESTMENT ADVISORY AGREEMENT WITH AMERITRANS CAPITAL MANAGEMENT, LLC

General

Stockholders of the Company are being asked to consider and vote on a proposal to approve the Investment Advisory Agreement between the Company and Ameritrans Capital Management, LLC (“ACM”).  The Investment Advisory Agreement is attached as Annex III to this proxy statement.  At an in-person meeting of the Board held on May 5, 2011, a majority of the Board, including a majority of the directors who are not “interested persons” of the company as defined in the 1940 Act (“Independent Directors”) voting separately in-person, voted to approve the Investment Advisory Agreement, subject to stockholder approval, and affirmed the determination that the Investment Advisory Agreement is advisable and in the best interest of the Company and its stockholders.

The Board, including a majority of the Independent Directors, then recommended that the stockholders of the Company vote to approve the Investment Advisory Agreement.

Background and Reasons for the Proposal

Pursuant to the Velocity Advisory Agreement, Velocity currently serves as the Company’s non-discretionary investment adviser with respect to the investment in (A) below investment grade (i) senior loans and notes, and (ii) subordinated notes, and (B) any other debt instruments to which the parties mutually agree ((A) and (B) collectively referred to as the “Debt Portfolio”) and (C) incidental equity investments received in connection with the investment in the Debt Portfolio (“Incidental Equity”) (collectively, the “Velocity Assets”).   The Velocity Advisory Agreement was initially approved by our Board on September 23, 2009 and by stockholders on December 10, 2009 and an amendment thereto (relating to an increase in the amount of the lump sum payment payable to Velocity under the Velocity Advisory Agreement) was approved by our Board on February 10, 2010 and by our stockholders on June 2, 2010.

Pursuant to the Purchase Agreement, we agreed with the Purchaser that we would terminate the Velocity Advisory Agreement and, on April 15, 2011, in connection with the Company’s entry into the Purchase Agreement, the Company delivered to Velocity a notice of termination whereby the Company terminated the Velocity Advisory Agreement, to be effective as of the later to occur of the Initial Closing or the date that is 60 days following the date of such notice.  The termination of the Velocity Agreement was approved by our Board on April 12, 2011.  The Company will not incur any material termination penalty payments as a result of the termination of the Velocity Advisory Agreement.  We are seeking stockholder approval to enter into the Investment Advisory Agreement with ACM so that ACM will succeed Velocity as the Company’s investment adviser and provide the services described below, which include the services currently being provided by Velocity.

Velocity Advisory Agreement and Proposed Investment Advisory Agreement

General

The Velocity Advisory Agreement and the Investment Advisory Agreement proposed to be entered into with ACM differ in material respects.  The following table depicts the material distinctions between the terms of the Velocity Advisory Agreement and the proposed Investment Advisory Agreement, other than distinctions relating to fees, expense reimbursements and other amounts payable to Velocity or the proposed Adviser (which are described below):

	Velocity Advisory Agreement	Proposed Investment Advisory Agreement
Services

Subject to the overall supervision of the Board, Velocity manages the day-to-day operations of, and provides investment advisory and management services to the Company with respect to the Velocity Assets.

Subject to the overall supervision of the Board, the adviser would manage the day-to-day operations of, and provide investment advisory and management services to the Company with respect to all of the Company’s assets.

Exclusivity

At such time as the Velocity Assets exceed $75 million, Velocity’s services under the Velocity Advisory Agreement will be exclusive to the Company, and Velocity may not engage in any other business or render similar or different services to others.

The services of the proposed Adviser are not exclusive to the Company, and ACM may engage in any other business so long as its services to the Company are not impaired by such other business.
Right of First Refusal

The Velocity Advisory Agreement provides that, in the event the Velocity Advisory Agreement is terminated without cause, the Company may not, for a period of thirty days thereafter, sell any or all of the Velocity Assets without first notifying Velocity and permitting Velocity to purchase all (but not less than all) of the Velocity Assets proposed to be sold

The proposed Advisory Agreement does not contain a right of first refusal.

Base Advisory Fee and Incentive Fee

Under the proposed Investment Advisory Agreement, the Company will pay ACM a fee consisting of two components: a base advisory fee (the “Base Advisory Fee”) and an incentive fee (the “Incentive Fee”).  The Base Advisory Fee will be equal to 2.00% per annum of the Company’s gross assets.  The Base Advisory Fee will be paid quarterly in arrears and be calculated at the end of each fiscal quarter based on the average value of the Company’s gross assets as of the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the then current calendar quarter.  Base Advisory Fees for any partial month or quarter will be appropriately pro-rated.

The Incentive Fee will have the following two parts:

•

One part will be calculated and payable quarterly in arrears based on the pre-Incentive Fee net investment income for the immediately preceding calendar quarter.  For this purpose, pre-Incentive Fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees and fees for providing significant managerial assistance or other fees that the Company receives from portfolio companies) accrued by the Company during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Advisory Fee, expenses payable under any administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee).  Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital depreciation.  Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7% annualized).  The Company will pay ACM an Incentive Fee with respect to the Company’s pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Incentive Fee in any calendar quarter in which the Company’s pre-Incentive Fee net investment income does not exceed the hurdle rate; (2) 100% of the Company’s pre-Incentive Fee net investment income with respect to that portion of such pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and (3) 20% of the amount of the Company’s pre-Incentive Fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).  These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

•

The second part of the Incentive Fee (the “Capital Gains Fee”) will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement as set forth therein and described below), commencing on December 31, 2011, and will equal 20% of the Company’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation and incorporating unrealized depreciation on a gross investment-by-investment basis at the end of such year; provided that the Incentive Fee determined as of December 31, 2011 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2011.  In the event that the Investment Advisory Agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

The fees payable pursuant to the Velocity Advisory Agreement and the proposed  Investment Advisory Agreement proposed differ in material respects.  The following table depicts the material distinctions between the fees payable pursuant to the Velocity Advisory Agreement and the proposed Investment Advisory Agreement:

Fee	Velocity Advisory Agreement	Proposed Investment Advisory Agreement
Base Fee

0.75 % per annum of Velocity Assets rated BB- or above in total amount of $300 million or less, plus

0.625% per annum of such assets in total amount of more than $300 million; plus

1.500% per annum of Velocity Assets that are unrated or rated below BB- and “Incidental Equity” (private equity investments or equity “kickers” received in connection with investments in debt investments) in total amount of $250 million or less; plus

1.325% per annum of such assets in total amount of more than $250 million, but less than or equal to $400 million; plus

1.150% per annum of such assets in total amount of more than $400 million.

2.00% per annum of average gross assets.

Quarterly Income-based Incentive Fee

No income based fee is payable if Net Investment Income[1] for such quarter on Velocity Assets is less than or equal to 2.00% of net assets.

100% of quarterly Net Investment Income on Velocity Assets for such quarter over 2% (but less than or equal to 2.424%) of Average Equity[2] for such quarter deployed in the Velocity Assets; plus

17.5% of Net Investment Income on Velocity Assets for such quarter over 2.424% of Average Equity for such quarter.

No income based fee if pre-Incentive Fee investment income for such quarter is less than or equal to 1.75% of net assets

100% of pre-Incentive Fee investment income for such quarter in excess of 1.75% of net assets (but less than 2.1875% of net assets); plus

20% of pre-Incentive Fee investment income for such quarter in excess of 2.1875% of net assets.

Annual Capital Gains Fee	17.5% of the Company’s realized capital gains for the fiscal year, if any, computed net of all realized capital losses for such year on the Velocity Assets.

20% of the Company’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation and incorporating unrealized depreciation on a gross investment-by-investment basis at the end of such year.

1  Pursuant to the Velocity Advisory Agreement, “Net Investment Income” for a calendar quarter means the excess of gross income for such quarter over the sum of the base management fee and interest accrued on debt incurred by the Company at Velocity’s direction to acquire or hold Velocity Assets (excluding origination fees, commitment fees, unused line fees, or any other kind of cost or expense payable with respect to such debt for such quarter).

2 Under the Velocity Advisory Agreement, “Average Equity” means the daily average outstanding amount of equity outstanding that was issued by the Company (at any time) to acquire or hold Velocity Assets.

Expenses

The proposed Investment Advisory Agreement provides that all investment professionals of ACM and its staff, when and to the extent engaged in providing investment advisory services required to be provided by ACM, and the compensation and overhead expenses of such personnel allocable to such services, will be provided and paid for by ACM and not by the Company.

The Company will bear all costs and expenses of its operations and transactions, including those relating to: organization and offering; calculating the Company’s net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by ACM payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in monitoring the Company’s investments and performing due diligence on its prospective portfolio companies; interest payable on debt, if any, incurred to finance the Company’s investments; offerings of the Company’s Common Stock and other securities; investment advisory fees; administration fees payable under an administration agreement, if any, between the Company and an administrator for the Company; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; federal and state registration fees; all costs of registration and listing the Company’s shares on any securities exchange; federal, state and local taxes; Independent Directors’ fees and expenses; costs of preparing and filing reports or other documents required by the SEC; costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Company’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other expenses incurred by the Company or an administrator in connection with administering the Company’s business, including payments under any administration agreement based upon the Company’s allocable portion of the administrator’s overhead in performing its obligations under such administration agreement, including rent and the allocable portion of the cost of the Company’s chief compliance officer and chief financial officer and their respective staffs.

The Velocity Advisory Agreement contains similar expense and reimbursement provisions.

Investment Management Services

The proposed Investment Advisory Agreement provides that ACM will manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board, in accordance with the Company’s investment objectives, policies and restrictions, and, in connection with such management, will (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) close and monitor the Company’s investments; (iv) determine the securities and other assets that the Company will purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies; and (vi) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.  ACM will have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company.  In the event that the Company determines to acquire debt financing, ACM will arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board.  If it is necessary for ACM to make investments on behalf of the Company through a special purpose vehicle, ACM shall have the authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle in accordance with the 1940 Act.

Under the Velocity Advisory Agreement, the Company grants Velocity non-discretionary investment advisory authority on an exclusive basis on behalf of the Company, for the purpose of managing the Company’s investments in (A) below investment grade (i) senior loans and notes, and (ii) subordinated notes, (B) any other debt instruments to which the parties mutually agree, and (C) incidental equity, subject to the supervision of the Board and the review and recommendation of the Ameritrans-Velocity Investment Committee.

Delegation of Responsibilities

Both the proposed Investment Advisory Agreement and the Velocity Advisory Agreement expressly authorize ACM and Velocity, respectively, to delegate responsibilities to sub-advisers, subject to the requirements of the 1940 Act and approval of the Board and a majority of the stockholders of the Company.

Term and Termination

 If approved by stockholders, the proposed Investment Advisory Agreement will become effective upon the later to occur of the Initial Closing of the Transactions or June 14, 2011 (60 days following the date notice of termination was delivered to Velocity), and will remain in effect for two years, and thereafter continue automatically for successive annual periods, so long as such continuance is specifically approved prior to such continuance by (a) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Independent Directors of the Company, in accordance with the requirements of the 1940 Act.  The Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company, or by the vote of the Board or by ACM.  The  Investment Advisory Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

The Velocity Advisory Agreement has similar provisions for its term and termination.

Limitation of Liability and Indemnity

Under the Investment Advisory Agreement, ACM (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with ACM) would not be liable to the Company for any action taken or omitted to be taken by ACM in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Company, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services.  However, ACM or its affiliates would not be protected against any liability to the Company or its security holders to which ACM or its affiliates would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of ACM’s duties or by reason of the reckless disregard of ACM’s duties and obligations under the Investment Advisory Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

The Company would also provide indemnification to ACM (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with ACM) for damages, liabilities, costs and expenses incurred by damages, liabilities, costs and expenses (including reasonable attorneys’ fees and disbursements and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of ACM’s duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Company.  However, the Company would not indemnify ACM or its affiliates in respect of any liability to the Company or its security holders to which ACM or its affiliates would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of ACM’s duties or by reason of the reckless disregard of ACM’s duties and obligations under the Investment Advisory Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

The Velocity Advisory Agreement has similar provisions with respect to liability and indemnification.

Amendments

The Investment Advisory Agreement may be amended by mutual consent, but the Company’s consent must be obtained in conformity with the requirements of the 1940 Act.  The Velocity Advisory Agreement also requires that amendments must be in writing.

Fee Information

For the fiscal year ended June 30, 2010, the Company paid $363,466 in fees for services provided by Velocity to the Company.  Velocity will no longer provide services to the Company if the proposed Investment Advisory Agreement is approved.  If the proposed Investment Advisory Agreement had been in effect for the 2010 fiscal year, it is estimated that the Company would have incurred $485,000 in fees to ACM, which is a difference of 33.3%.  Velocity did not receive any incremental benefit for the Transactions, other than the payment of fees described herein.

The Company has not paid any fees to ACM, its “affiliated persons” (as defined in the 1940 Act) or any affiliated person of such person during the fiscal year ended June 30, 2010.

The (unaudited) table* below provides a comparison of expenses under the current Velocity Advisory Agreement and the proposed Investment Advisory Agreement with ACM. The table presents: (i) fees and expenses incurred under the current Velocity Advisory Agreement for the fiscal year ended June 30, 2010; and (ii) a pro forma presentation of the fees and expenses under the proposed Investment Advisory Agreement with ACM as if the proposed Investment Advisory Agreement had been in effect for the fiscal year ended June 30, 2010, in each case as a percentage of net assets attributable to our Common Stock.

We caution you that the pro forma percentages indicated in the table below are estimates and actual amounts may vary.

	Current (Velocity Advisory Agreement)		Pro Forma** (Proposed Investment Advisory Agreement)
Stockholder transaction expenses (as a percentage of offering price):

Sales load paid	None (1)		None (1)
Offering expenses	None (1)		None (1)
Dividend reinvestment plan expenses	None (1)		None (1)
Total stockholder transaction expenses paid	None (1)		None (1)

Annual expenses (as a percentage of net assets attributable to Common Stock):

Base Management fees	2.70%	(2)	9.36%	(3)
Incentive fees payable under the investment advisory agreement	0%		0%
Interest payments on borrowed funds (4)	13.02%		13.02%
Other expenses***	65.17%		65.17%

Total annual expenses	80.89%		87.55%

*       The purpose of this table is to assist the investor in understanding the various costs and expenses that the investor will bear directly or indirectly.

**      No adjustments have been made to give effect to the Transactions in the Pro Forma (Proposed Investment Advisory Agreement) column.

***    “Other expenses” are based on amounts incurred during the year ended June 30, 2010.

(1)    Purchases of shares of Common Stock on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges.  The table does not include any sales load (underwriting discount or commission) that shareholders may have paid in connection with the purchase of shares of our Common Stock.

(2)    The base management fee under the current Velocity Agreement is calculated based on a percentage of Velocity Assets (as defined under the caption “—Background and Reasons for the Proposal”).  For purposes of this table, however, the SEC requires “management fee” percentages to be calculated as percentages of net assets attributable to Common Stock.  Base management fees in the table are based on average quarterly assets of $6,961,958 for the year ended June 30, 2010.

(3)    The base management fee under the proposed Investment Advisory Agreement with ACM is calculated based on gross assets.  For purposes of this table, however, the SEC requires “management fee” percentages to be calculated as percentages of net assets attributable to Common Stock.  Base management fees in the table are based on average quarterly assets of $6,961,958 for the year ended June 30, 2010. The pro forma management fee under the proposed Investment Advisory Agreement does not give effect to the investment of the purchase price that will be paid by the Purchaser for the Purchased Stock.

(4)    Current interest expense is based upon an average debt balance of $19,251,250 and a weighted average annual interest rate of 4.71% for the fiscal year ended June 30, 2010. The pro forma column is based upon an average debt balance of $19,251,250 and a weighted average annual interest rate of 4.71%.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our Common Stock.  In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return.
Under the current Velocity Advisory Agreement	$809	$1,051	$1,065	$1,066
Under the proposed Investment Advisory Agreement with ACM	$875	$1,055	$1,060	$1,061

The example should not be considered a representation of future investments.  While the example assumes, as required by the SEC, a 5% annual return and reinvestment of all dividends and distributions at net asset value, our performance will vary and may result in a return greater or less than 5%.  Assuming a 5% annual return that is uniform through each calendar quarter, the incentive fee under the Investment Advisory Agreement with ACM may not be earned or payable; therefore its impact is not included in the above example.  This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and gross unrealized capital depreciation in any of the indicated time periods.  If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher.

Board Composition

Stockholder approval of the Investment Advisory Agreement is a condition to the consummation of the Transactions under the Purchase Agreement.  Other conditions under the Purchase Agreement include, with respect to composition of the Board, (i) stockholder approval for the Amended and Restated Charter, which (among other things) fixes the number of directors at eleven, and (ii) the reconstitution of the Board by the Company as described in “Proposal 1—NASDAQ Stockholder Approval Requirement”.

About ACM

As of the Initial Closing, the Company’s investment activities will be managed by Ameritrans Capital Management, LLC (ACM), a limited liability company formed under the laws of the State of Delaware, with an address at 900 3rd Avenue, 19th floor, New York, NY 10022.  ACM is led by Andrew Intrater, Paul Lipari and Jason Epstein, together referred to as the “ACM Principals”, who collectively have over 60 years of experience lending to and investing in small and medium-sized businesses.  In addition, ACM’s investment team has significant experience in private equity investing, mezzanine lending, leveraged finance, investment banking and business operations across various economic cycles and market segments.  ACM applies a rigorous approach in identifying attractive investment opportunities, conducting diligence, structuring and negotiating investments, and managing a diversified portfolio of investments.

The ACM Principals, who are also executive officers of ACM, are among the Purchaser Identified Directors designated under the Purchase Agreement to be appointed as directors of the Company to fill the vacancies created by resignations of four current directors of the Company effective immediately prior to the Initial Closing and the increase in the size of the Board to 11 pursuant to the Amended and Restated Charter (subject to stockholder approval of Proposal 2 as described in this proxy statement).  It is anticipated that the Purchaser Identified Directors, including the ACM Principals, will be appointed to the Board as of immediately prior to the Initial Closing. See “Proposal 1—General Description of the Transaction” and “Proposal 1—Reconstitution of the Board”.

ACM is an affiliate of Renova US Management, LLC (dba Columbus Nova), a private investment firm managed by the ACM Principals with $16 billion of consolidated assets under management, including funds managed directly and through controlled affiliates.  The following individuals are the executive officers of the Adviser who work in the same capacity for its affiliate, Renova US Management, LLC (dba Columbus Nova): Andrew Intrater (CEO and Partner), Paul Lipari (Partner), Jason Epstein (Partner), and Ji Ham (Principal). The address for each of these persons is 900 3rd Avenue, New York, NY 10022.  The Company is expected to benefit from the breadth of knowledge and broad network of relationships brought by the ACM Principals and their Columbus Nova affiliation.  Upon the completion of this transaction, it is expected that ACM’s investment professionals will focus their efforts on the Company’s investment activities, although ACM is not restricted from managing other investment funds.

Considerations of the Board of Directors

At an in-person meeting of the Board held on May 5, 2011, a majority of the Board of Directors, including a majority of the Independent Directors voting separately in-person, voted to approve the Investment Advisory Agreement with ACM, subject to stockholder approval.  The Independent Directors had the opportunity to consult with counsel to the Company regarding the approval of the Investment Advisory Agreement.  In reaching a decision to approve the Investment Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:

•

the nature, extent and quality of the advisory and other services to be provided to the Company by ACM, including an analysis of information regarding comparable business development companies;

•

the investment performance of the Company;

•

the expected costs of the services to be provided by ACM (including management fees, advisory fees and expense ratios) and the profits expected to be realized by ACM, including an analysis of information regarding comparable business development companies;

•

the limited potential for economies of scale in investment management associated with its services;

•

ACM’s estimated pro forma profitability with respect to its services; and

•

various other matters.

In approving the Investment Advisory Agreement, the Board, including the Independent Directors, considered the following:

•

Nature, Extent and Quality of Services.  The Board considered the nature, extent and quality of the investment selection process to be employed by ACM, including the potential flow of transaction opportunities resulting from Adviser’s investment professionals’ significant financial expertise, the employment of Adviser’s investment philosophy, diligence procedures, credit recommendation process, investment structuring, and ongoing relationships with and monitoring of portfolio companies, in light of the investment objectives of the Company.  The Board also considered ACM’s personnel and their prior experience in connection with the types of investments proposed to be made by us, including such personnel’s network of relationships with intermediaries focused on middle market companies.  In addition, the Board considered the other terms and conditions of the Investment Advisory Agreement.  The Board concluded that the substantive terms of the Investment Advisory Agreement, including the services to be provided, are generally the same as those of comparable business development companies described in the market data then available and that it would be difficult to obtain similar services from other third party services providers or through an internally managed structure.  In addition, the Board considered the fact that we have the ability to terminate the Investment Advisory Agreement without penalty upon 60 days’ written notice to ACM.

•

Investment Performance.  The Board reviewed the long-term and short-term investment performance of the Company, as well as comparative data with respect to the long-term and short-term investment performance of other business development companies and their externally managed investment advisers.  Although Adviser will be newly formed at the time this transaction closes, the Board believes that, based on the experience of ACM’s professionals, ACM can address the investment objectives of the Company and that the Company’s investment performance could be comparable to that of similar business development companies.

•

Costs of the Services Provided to the Company and the Profits Realized by ACM.  The Board considered comparative data based on publicly available information with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies with similar investment objectives; our projected operating expenses and expense ratio compared to other business development companies with similar investment objectives; and the administrative services that our administrator, an affiliate of Adviser, will provide to us.  Based upon its review, the Board believes that the fees to be paid under the Investment Advisory Agreement would be generally comparable to those payable under agreements of comparable business development companies described in the market data then available and that the revenues generated by ACM through the advisory fees would permit ACM to be profitable going forward.

•

Economies of Scale.  The Board considered information about the potential of stockholders to experience economies of scale as the Company grows in size.  The Board considered that because there are no break points in ACM’s fees, any benefits resulting from the growth in the Company’s assets where the Company’s fixed costs did not increase proportionately, would not inure to the benefit of the stockholders.

•

Additional Benefits Derived by Investment Adviser.  The Board believes that there is limited potential for additional benefits, such as soft dollar arrangements with brokers, to be derived by ACM and its affiliates as a result of our relationship with ACM.

Conclusions.  In view of the wide variety of factors considered by the Board in connection with its evaluation of the Investment Advisory Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision.  The Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board.  Rather, our Board based its approval on the totality of information presented to, and the investigation conducted by, it.  In considering the factors discussed above, individual directors may have given different weights to different factors. Based on its review of the above-mentioned factors and discussion of the Investment Advisory Agreement, the Board, including the Independent Directors voting separately, approved the Investment Advisory Agreement as being in the best interests of the Company and its stockholders.  The Board then directed that the Investment Advisory Agreement be submitted to stockholders for approval with the Board’s recommendation that stockholders of the Company vote to approve the Investment Advisory Agreement.

Relationship to Other Proposals

Implementation of Proposal 3, approval of the Investment Advisory Agreement, is contingent upon obtaining stockholder approval of Proposal 1, the issuance of the Purchased Stock, and Proposal 2, approval of the Amended and Restated Charter (see “Proposal 1—Summary of the Purchase Agreement—Conditions to the Initial Closing”).  If this Proposal 3 is approved, but either Proposal 1 or 2 is not approved, then the Investment Advisory Agreement will not take effect, unless, in the case of Proposal 2, both the Purchaser and the Company waive the conditions to consummating the Initial Closing that Proposal 2 be approved by our stockholders and implemented.  If Proposals 1 and 2 are approved, but this Proposal 3 is not approved, then none of Proposals 1, 2 or 3 will become effective, unless both the Purchaser and the Company waive the conditions to consummating the Initial Closing that this Proposal 3 be approved by our stockholders and implemented.

Vote Required and Board Recommendation

This Proposal 3 will be approved, and the Investment Advisory Agreement will be approved, upon the affirmative vote of the holders of the lesser of (i) 67% of the voting power of the voting securities of the Company present in person or represented by proxy and voting at a meeting at which the holders of a majority of the outstanding voting securities of the Company are represented or (ii) a majority in voting power of the outstanding voting securities of the Company. Unless the holders of at least 67% of the voting power of the voting securities of the Company present or represented by proxy and voting at the special meeting vote for the approval of Proposal 3, Proposal 3 will only be approved if a majority in voting power of the outstanding voting securities of the Company affirmatively vote for the approval of Proposal 3. In such circumstances, because the approval of Proposal 3 would require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock (rather than a majority of such shares present in person or by proxy at the special meeting), abstentions and broker non-votes will have the same effect as a vote “against” Proposal 3.

The Board, including a majority of the Independent Directors voting separately, approved the Investment Advisory Agreement, subject to stockholder approval, and the appointment of Ameritrans Capital Management, LLC as investment adviser thereunder, and determined that the Investment Advisory Agreement is advisable and in the best interests of the Company and its stockholders, and recommends that you vote “FOR” Proposal 3.

PROPOSAL 4 – TO APPROVE ANY MOTION PROPERLY BROUGHT BEFORE THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL VOTES IN FAVOR OF THE PRECEDING PROPOSALS

At the special meeting, we may ask stockholders to vote to adjourn the special meeting to solicit additional proxies in favor of the approval of any or all of Proposals 1, 2 and 3 if we have not obtained sufficient votes to approve each of such proposals.  Approval of a motion to adjourn the special meeting requires a majority of the votes cast on the matter.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” any motion properly brought before the special meeting to adjourn the special meeting to solicit additional proxies in favor of any or all of the preceding proposals.

VOTING SECURITIES

The Board has fixed May 23, 2011 as the record date for the determination of stockholders entitled to vote at the special meeting.  At the close of business on May 23, 2011, there were outstanding and entitled to vote 3,395,583 shares of Common Stock of and 300,000 shares of Preferred Stock .  Each share of Common Stock and Preferred Stock is entitled to one vote.  The following table sets forth certain beneficial ownership information as to (i) those persons who, to our knowledge, owned 5% or more of our outstanding Common Stock or Preferred Stock as of May 23, 2011, (ii) each of our executive officers and directors, and (iii) all of our officers and directors as a group.  Except as set forth below, the address of each person listed below is the address of Ameritrans.

NAME	NUMBER OF SHARES OF COMMON STOCK OWNED (A)		PERCENTAGE OF OUTSTANDING COMMON STOCK OWNED (A)	NUMBER OF SHARES OF PARTICIPATING PREFERRED STOCK OWNED (A)	PERCENTAGE OF OUTSTANDING PREFERRED STOCK OWNED (A)
*Michael Feinsod (11)	1,316,205	(1)	36.61%	400	**

*Gary C. Granoff (11)	336,141	(2)	9.90%	5,578 (3)	1.86%

*Steven Etra (11)	184,462	(4)	5.41%	0	**

John R. Laird	100		**	0	**

Howard F. Sommer	0		**	1,163	**

*Silvia Mullens	15,293	(5)	**	393	**

*Richard Feinstein	0		**	0	**

Peter Boockvar c/o Miller Tabak + Co., 331 Madison Avenue New York, NY 10017	45,538	(6)	1.33%	0	**

Ivan Wolpert 19 Fulton Street, Suite 301 New York, NY 10038	21,680	(7)	**	0	**

Murray Indick 200 High Street, Suite 700 Boston, MA 02110	10,141	(8)	**	0	**

Elliott Singer 4101 Gulf Shore Boulevard Naples, FL 34103	5,000		**	1,000	**

Mitchell Partners L.P. 3187-D Airway Avenue Costa Mesa, CA 92626	345,410	(9)	10.17%	29,942	9.98%

Robert C. Ammerman c/o Capital Resource Partners 31 State Street Boston, MA 02109	0	(10)	**	81,147 (10)	27.05%

All Officers and Directors, as a group (11 persons)***	1,934,560		52.85%	8,534	2.84%

(A)

Ownership percentages are based on 3,395,583 shares of Common Stock and 300,000 shares of Preferred Stock outstanding as of May 23, 2011. Under the rules of the SEC, shares of Common Stock or Preferred Stock that an individual has a right to acquire within 60 days from May 23, 2011, pursuant to the exercise of options, warrants or other convertible securities, are deemed to be outstanding for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person shown in the table.

*

Michael Feinsod, Gary C. Granoff and Steven Etra (directors), and Richard Feinstein and Silvia Mullens (officers), are each “interested persons” with respect to Ameritrans, as such term is defined in the 1940 Act.

**	Less than 1%.

***

All Officers and Directors: Michael Feinsod, Gary C. Granoff, Steven Etra, Elliott Singer, Murray Indick, John R. Laird, Howard F. Sommer, Ivan Wolpert, Peter Boockvar, Richard Feinstein and Silvia Mullens.  Shares of Common Stock and Preferred Stock that all officers and directors have a right to acquire within 60 days from May 23, 2011, pursuant to the exercise of options, warrants or other convertible securities, are deemed to be outstanding for the purpose of computing the aggregate percentage of Common Stock or Preferred Stock owned for all officers and directors, as applicable.

(1)

Consists of (1) 1,078,755 shares held Infinity Capital Partners, L.P. (“Infinity”); (2) 23,450 shares held by Mr. Feinsod in his IRA account; (3) 14,000 shares held by Shoulda Partners, L.P. (“Shoulda”), of which Mr. Feinsod is the general partner; and (4) 200,000 shares issuable to Mr. Feinsod upon the exercise of outstanding options granted under the Employee Stock Option Plan.  Because Mr. Feinsod is a controlling person of Infinity and a general partner of Shoulda, he may also be deemed to be a beneficial owner of securities held by Infinity and Shoulda.

(2)

Consists of (i) 133,480 shares owned directly by Mr. Granoff; (ii) 16,900 shares owned by The Granoff Family Foundation, a charitable foundation for which Mr. Granoff and his brother are trustees; (iii) 261 shares held by GCG Associates Inc., a corporation controlled by Mr. Granoff; (iv) 78,584 shares owned by DAPARY Management Corp., a corporation controlled by Mr. Granoff; (v) 12,000 shares owned by J & H Associates Ltd. Pts., a partnership whose general partner is GCG Associates Inc., a corporation controlled by Mr. Granoff; (vi) 71,979 shares held by Mr. Granoff in various IRA or pension accounts; (vii) 6,000 shares held in an irrevocable subchapter S trust for the benefit of Mr. Granoff’s son of which Mr. Granoff is the trustee; (viii) 12,937 shares owned directly by Leslie Granoff, Mr. Granoff’s wife, of which shares Mr. Granoff disclaims beneficial ownership; and (ix) 4,000 shares held by Citicorp Trust NA Florida, as successor Co-Trustee with Mr. Granoff, of the Jeannette Granoff Trust U/A DTD 4/19/94, as a result of the death of Jeannette Granoff.

(3)

Consists of (i) 500 shares of Preferred Stock owned by DAPARY Management Corp., a corporation controlled by Mr. Granoff; (ii) 1,000 shares of Preferred Stock owned by J & H Associates Ltd. Pts., a partnership whose general partner is GCG Associates Inc., a corporation controlled by Mr. Granoff; (iii) 3,078 shares of Preferred Stock held by Mr. Granoff in various IRA or pension accounts; and (iv) 1,000 shares of Preferred Stock directly owned by Leslie Granoff, Mr. Granoff’s wife, as to which shares Mr. Granoff disclaims beneficial ownership.

(4)

Consists of (i) 55,472 shares held directly by Mr. Etra; (ii) 29,022 shares owned jointly by Mr. Etra and his wife; (iii) 27,000 shares held by Mr. Etra’s wife; (iv) 39,080 shares held by Fiserv Securities Inc. for the benefit of Mr. Etra’s IRA; (v) 10,000 shares held by SRK Associates LLC, a limited liability company controlled by Mr. Etra; (vi) 10,000 shares held by Lance’s Property Development Corp. Pension Plan, of which Mr. Etra is a trustee; and (vii) 13,888 shares issuable to Mr. Etra upon the exercise of outstanding options granted under the Non-Employee Director Stock Option Plan.

(5)	Consists of (i) 293 shares of Common Stock held in a pension plan and (ii) 15,000 shares issuable to Ms. Mullens upon the exercise of outstanding options granted under the Employee Stock Option Plan.

(6)

Consists of (i) an aggregate of 20,000 shares held individually by Mr. Boockvar or jointly with Mr. Boockvar’s wife; and (ii) options to purchase up to 25,538 shares issuable upon exercise of five-year options granted under the Non-Employee Director Stock Option Plan.

(7)

Consists of (i) 7,974 shares owned directly by Mr. Wolpert; (ii) 9,433 shares issuable upon the exercise of outstanding options granted under the Non-Employee Director Stock Option Plan; and (iii) 4,273 shares held by Belle Harbour Capital, L.L.C., of which Mr. Wolpert is a principal.  Mr. Wolpert disclaims beneficial ownership of the shares held by Belle Harbour Capital, L.L.C., except to the extent of his pecuniary interest therein.

(8)	Consists of 10,141 shares issuable upon exercise of five-year options granted under the Non-Employee Director Stock Option Plan.

(9)	Consists of 345,410 shares owned directly by Mitchell Partners L.P., based solely upon the most recent ownership filing of Mitchell Partners L.P.

(10)	Consists of shares held personally and through self-directed retirement accounts, based solely on a Schedule 13D/A filed with the SEC on April 14, 2011

(11)

Each of Michael Feinsod, Gary C. Granoff and Steven Etra (and certain members of each person’s “group’ as such term is used in Section 13(d)(3) of the Exchange Act) are parties to a Support Agreement, dated April 12, 2011, with the Purchaser, pursuant to which such holders have agreed to vote an aggregate of 1,503,018 shares of Common Stock in favor of Proposals 1, 2 and 3.  See “—Support Agreement” above.

OTHER MATTERS

Stockholder Proposals

For a stockholder nomination to the Board or other proposal to be considered at our next Annual Meeting of Stockholders, for the fiscal year ending June 30, 2011, the stockholder must have given timely notice thereof in writing to the principal executive offices of the Company.

Our bylaws currently provide that nominations for the election of directors may be made by any stockholder if mailed to the Secretary of the Company not less than 14 days nor more than 50 days prior to the stockholders’ meeting called for election of directors, provided that if less than 21 days’ notice of the meeting is given to stockholders, such written notice must be delivered not later than the seventh day following the day on which notice of the meeting is mailed to stockholders.

In addition, stockholders interested in submitting a proposal for inclusion in the proxy materials for our 2011 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 of the Exchange Act.  To be eligible for inclusion in the proxy materials for the 2011 Annual Meeting of Stockholders, stockholder proposals must have been received by the Company at its principal executive offices, at 50 Jericho Quadrangle, Jericho, New York 11753, Attention: Silvia Mullens, Secretary, not later than December 24, 2010.  Submissions received after that date will be considered untimely.

Other Business

The Board does not presently intend to bring any other business before the special meeting or any adjournment or postponement thereof, and, other than procedural matters relating to the proposals, no matters may properly be brought before the special meeting except as specified in the Notice of the Special Meeting.  If any such procedural matters properly come before the special meeting or any adjournment or postponement thereof, however, proxies, in the form enclosed, will be voted in respect thereof in accordance with the discretion of the proxyholders.

Annual and Quarterly Reports

A copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2010 (the “2010 Annual Report”) and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011 (the “Most Recent Quarterly Report”), which include consolidated financial statements of the Company, are available on the SEC website and our website and are incorporated herein by reference.  The Company will furnish a copy of the 2010 Annual Report and the Most Recent Quarterly Report, free of charge, to any stockholder upon request.  Stockholders may request a copy of our 2010 Annual Report and Most Recent Quarterly Report by mailing the self-addressed postage paid Annual Report and Quarterly Report Request Card included with this proxy statement to the Company at 50 Jericho Quadrangle, Jericho, New York 11753 or by telephone at (212) 355-2449 or on our website at www.ameritranscapital.com.  Information contained on our website (other than our filings with the SEC specifically incorporated by reference thereto in this proxy statement) is not incorporated into this document and you should not consider such information to be a part of this document.

WHERE YOU CAN FIND MORE INFORMATION

We file reports and other information with the SEC. You may inspect any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street NE, Washington, D.C. 20549, on any business day during the hours of 10:00 am to 3:00 pm, and copies of any such materials may be obtained from the SEC upon payment of the prescribed fee  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC.  The address of the Internet site is http://www.sec.gov.

If you have questions about the special meeting, the Transactions or this proxy statement, would like additional copies of this proxy statement or the proxy card or have questions about or require assistance in completing and submitting proxy cards, please call Silvia Mullens, Secretary, at (212) 355-2449.

If you would like to request documents from Ameritrans, please do so at least 10 business days before the date of the special meeting in order to receive timely delivery of those documents prior to the special meeting.

You should rely only on the information contained in this proxy statement and the annexes attached hereto to vote your shares at the special meeting. We have not authorized anyone to provide you with information that is different from that contained in this proxy statement or such annexes.

This proxy statement is dated May 23, 2011. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

You should refer to the Purchase Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 14, 2011, which is incorporated in this proxy statement by reference thereto, to provide you with full information regarding its terms.

The Purchase Agreement contains representations and warranties made by the Company and the Purchaser to each other as of specific dates. The statements embodied in those representations and warranties were made for purposes of the Purchase Agreement and are subject to qualifications and limitations agreed by the parties in connection with negotiating the terms of the Purchase Agreement . In addition, some of those representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from that generally applicable to stockholders or may have been used for the purpose of allocating risk between the parties to the merger agreement rather than establishing matters as facts.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” information into this proxy statement.  This means that the Company can disclose important information to you by referring you to those documents.  The information incorporated by reference is considered to be part of this proxy statement.  Any statement contained in a document that is incorporated by reference into this proxy statement is automatically updated and superseded if information contained in this proxy statement, or information that the Company later files with the SEC, modifies or replaces such information.  The Company is incorporating by reference the following items in documents filed by the Company with the SEC:

•

Annual Report on Form 10-K for the fiscal year ended June 30, 2010 (the “Annual Report”) and Amendment No. 1 to the Annual Report;

•

Periodic Report on Form 10-Q for the quarterly period ended March 31, 2011; and

•

Current Reports on Form 8-K, as filed with the SEC on July 7, 2010, July 15, 2010, July 23, 2010, October 5, 2010, November 12, 2010, December 2, 2010, January 24, 2011, April 5, 2011 and April 14, 2011.

The Company will provide to each stockholder a free copy of any or all of the information that has been incorporated by reference into but not delivered with this proxy statement.  The information that we have filed with the SEC is available to stockholders free of charge by contacting us at 50 Jericho Quadrangle, Jericho, New York 11753 or by telephone at (212) 355-2449 or on our website at www.ameritranscapital.com.  Information contained on our website (other than our filings with the SEC specifically incorporated by reference into this proxy statement) is not incorporated into this document and you should not consider such information to be a part of this document.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Feinsod

Michael Feinsod

Chairman of the Board of Directors

Jericho, New York

May 23, 2011

Ameritrans Capital Corporation

PROXY FOR HOLDERS OF COMMON STOCK

The undersigned holder of shares of common stock, $0.000l par value (the “Common Stock”) of Ameritrans Capital Corporation (the “Company”) hereby constitutes and appoints Michael Feinsod and Silvia M. Mullens, and each of them, proxy and attorney in fact of the undersigned, with full power of substitution to each of them, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Stockholders of the Company to be held on Friday, June 24, 2011, at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, 11th Floor, New York, New York, at 10:00 a.m., and at any and all adjournments or postponements thereof, in respect of all Common Stock held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present.  All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

To Vote Your Proxy by Mail

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

▼    FOLD AND DETACH HERE AND READ THE REVERSE SIDE    ▼

--------------------------------------------------------------------------------------------------------------------------------------------------------------

	Please mark your votes like this:		X

1.  TO APPROVE THE ISSUANCE  OF COMMON STOCK PURSUANT TO THE PURCHASE AGREEMENT AT THE GREATER OF (I) $1.80 AND (II) THE PER SHARE NET ASSET VALUE OF THE COMPANY, AS DETERMINED BY THE BOARD OF DIRECTORS OF THE COMPANY AS OF A TIME NOT MORE THAN 48 HOURS (EXCLUDING SUNDAYS AND HOLIDAYS) PRIOR TO EACH APPLICABLE  INITIAL CLOSING AND SUBSEQUENT CLOSING.

	For o	Against o	Abstain o

2. TO ADOPT THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.	For o	Against o	Abstain o

3. TO APPROVE THE INVESTMENT ADVISORY AGREEMENT WITH AMERITRANS CAPITAL MANAGEMENT, LLC.	For o	Against o	Abstain o

4. TO APPROVE ANY MOTION PROPERLY BROUGHT BEFORE THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL VOTES IN FAVOR OF THE PRECEDING PROPOSALS.	For o	Against o	Abstain o

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature                                                  Signature                                                  Date

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving Sill title as such.  If signer is a partnership, please sign in partnership name by authorized person.

▼    FOLD AND DETACH HERE AND READ THE REVERSE SIDE    ▼

--------------------------------------------------------------------------------------------------------------------------------------------------------------

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF AMERITRANS CAPITAL CORPORATION

The undersigned holder of shares of common stock, $0.000l par value (the “Common Stock”) of Ameritrans Capital Corporation (the “Company”) hereby constitutes and appoints Michael Feinsod and Silvia M. Mullens, and each of them, proxy and attorney in fact of the undersigned, with full power of substitution to each of them, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Stockholders of the Company to be held on Friday, June 24, 2011, at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, 11th Floor, New York, New York, at 10:00 a.m., and at any and all adjournments or postponements thereof, in respect of all Common Stock held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present.  All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

(Continued, and to be marked, dated and signed, on the other side)

Ameritrans Capital Corporation

PROXY FOR HOLDERS OF PARTICIPATING PREFERRED STOCK

The undersigned holder of shares of 9 3/8% participating preferred stock, face value $12.00 (the “Preferred Stock”) of Ameritrans Capital Corporation (the “Company) hereby constitutes and appoints each of Michael Feinsod and Silvia M. Mullens proxy and attorney in fact of the undersigned, with full power of substitution to each of them, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Stockholders of the Company to be held on Friday, June 24, 2011, at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, 11th Floor, New York, New York, at 10:00 a.m., and at any and all adjournments or postponements thereof, in respect of all Preferred Stock of the Company held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present.  All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

To Vote Your Proxy by Mail

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

▼    FOLD AND DETACH HERE AND READ THE REVERSE SIDE    ▼

--------------------------------------------------------------------------------------------------------------------------------------------------------------

	Please mark your votes like this:		X

1.  TO APPROVE THE ISSUANCE  OF COMMON STOCK PURSUANT TO THE PURCHASE AGREEMENT AT THE GREATER OF (I) $1.80 AND (II) THE PER SHARE NET ASSET VALUE OF THE COMPANY, AS DETERMINED BY THE BOARD OF DIRECTORS OF THE COMPANY AS OF A TIME NOT MORE THAN 48 HOURS (EXCLUDING SUNDAYS AND HOLIDAYS) PRIOR TO EACH APPLICABLE  INITIAL CLOSING OR SUBSEQUENT CLOSING.

	For o	Against o	Abstain o

2. TO APPROVE THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.	For o	Against o	Abstain o

3. TO APPROVE THE INVESTMENT ADVISORY AGREEMENT WITH AMERITRANS CAPITAL MANAGEMENT, LLC.	For o	Against o	Abstain o

4. TO APPROVE ANY MOTION PROPERLY BROUGHT BEFORE THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL VOTES IN FAVOR OF THE PRECEDING PROPOSALS.	For o	Against o	Abstain o

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature                                                  Signature                                                  Date

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving Sill title as such.  If signer is a partnership, please sign in partnership name by authorized person.

▼    FOLD AND DETACH HERE AND READ THE REVERSE SIDE    ▼

--------------------------------------------------------------------------------------------------------------------------------------------------------------

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF AMERITRANS CAPITAL CORPORATION

The undersigned holder of shares of 9 3/8% participating preferred stock, face value $12.00 (the “Preferred Stock”) of Ameritrans Capital Corporation (the “Company) hereby constitutes and appoints each of Michael Feinsod and Silvia M. Mullens proxy and attorney in fact of the undersigned, with full power of substitution to each of them, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Stockholders of the Company to be held on Friday, June 24, 2011, at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, 11th Floor, New York, New York, at 10:00 a.m., and at any and all adjournments or postponements thereof, in respect of all Preferred Stock of the Company held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present.  All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

(Continued, and to be marked, dated and signed, on the other side)

ANNEX I

Confidential Board of Directors Ameritrans Capital Corporation 50 Jericho Quadrangle Suite 109 Jericho, NY 11753	April 12, 2011

Ladies and Gentlemen:

Ameritrans Capital Corporation (the “Company”) has engaged Duff & Phelps, LLC (“Duff & Phelps”) to serve as an independent financial advisor to the Board of Directors (the “Board of Directors”) of the Company and to provide an opinion (the “Opinion”) as to the fairness, from a financial point of view to the Company as of the date hereof, of the share purchase consideration negotiated by the Company in connection with the contemplated transaction described below (the “Proposed Transaction”).

Description of the Proposed Transaction

The Proposed Transaction is defined as a predetermined series of equity capital investments1 into the Company by Renova US Holdings Ltd. or its designated affiliate (“RUSH”).  The investments will consist of a $25 million cash investment at the initial closing (the “Initial Investment”) followed by eight quarterly investments of $5 million per quarter, subject to decrease upon prepayment prior to the scheduled quarterly payment dates (together with the Initial Investment, the “Aggregate Investment”).  As consideration for the Initial Investment, RUSH will receive unregistered common shares of the Company based upon a negotiated valuation of the common stock  of the Company of the greater of i) $1.50 per share or ii) the Company’s then prevailing net asset value (“NAV”) per share2 (the “Share Purchase Consideration”).  Presently, RUSH is one of two primary investment holding vehicles managed by Columbus Nova Partners, LLC (“CN”). RUSH will become the majority shareholder of the Company as a result of the Aggregate Investment.

Scope of Analysis

In connection with this Opinion, Duff & Phelps has made such reviews, analyses and inquiries as it has deemed necessary and appropriate under the circumstances.  Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular.  Duff & Phelps’ procedures, investigations, and financial analysis with respect to the preparation of its Opinion included, but were not limited to, the items summarized below:

1.

Reviewed the following documents:

a.

The Company’s annual reports and audited financial statements on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended June 30, 2010 and the Company’s unaudited interim financial statements for the period ending December 31, 2010 included in the Company’s Form 10-Q filed with the SEC;

b.

Summary historical financial information for the Company for the fiscal years ended June 30, 2006 through June 30, 2010 and the six months ended December 31, 2010;

1  The total aggregate investment by RUSH will be between $60 million and $65 million.

2  As set forth in the SEC Form 10-Q or 10-K of the Company for the reporting period immediately prior to the date on which the Aggregate Investment or any portion of the Aggregate Investment is made.

Board of Directors

Ameritrans Capital Corporation

April 12, 2011

c.

A pro forma estimated (as of March 21, 2011) balance sheet and consolidated statement of operations as at March 31, 2011, including estimates of NAV and NAV per share;

d.

Information regarding the Company’s estimation of the fair value of its investment portfolio including the presentation entitled “Ameritrans Capital Corporation: Fair Value Review, January 28, 2011”;

e.

Other internal documents relating to the history, current operations, and probable future outlook of the Company, including financial disclosures and fair value estimates regarding specific assets and liabilities of the Company provided to us by management of the Company; and

f.

Documents related to the Proposed Transaction, including i) the “Proposed Revision to Terms” summary dated March 3, 2011, ii) the draft Stock Purchase Agreement by and between Ameritrans Capital Corporation and RUSH provided as of April 4, 2011 (the “Agreement”), and iii) drafts of the exhibits to the Agreement provided as of April 4, 2011.

2.

Discussed the information referred to above and the background and other elements of the Proposed Transaction with the management of the Company;

3.

Reviewed the historical trading price and trading volume of the Company’s common stock and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;

4.

Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including an analysis of selected public companies that Duff & Phelps deemed relevant and an analysis of selected transactions that Duff & Phelps deemed relevant; and

5.

Conducted such other analyses and considered such other factors as Duff & Phelps deemed appropriate.

Assumptions, Qualifications and Limiting Conditions

In performing its analyses and rendering this Opinion with respect to the Proposed Transaction, Duff & Phelps, with the Company’s consent:

1.

Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including Company management, and did not independently verify such information;

2.

Relied upon the fact that the Board of Directors and the Company have been advised by counsel as to all legal matters with respect to the Proposed Transaction, including whether all procedures required by law to be taken in connection with the Proposed Transaction have been duly, validly and timely taken;

3.

Assumed that any estimates, evaluations, or fair value determinations prepared by the Company or its auditors furnished to Duff & Phelps were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same;

4.

Assumed that information supplied and representations made by Company management are substantially accurate regarding the Company, its assets and liabilities and the Proposed Transaction;

5.

Assumed that the final versions of all documents reviewed by Duff & Phelps in draft form will conform in all material respects to the drafts reviewed;

6.

Assumed that there has been no material change in the assets, financial condition, business, or prospects of the Company since the date of the most recent financial statements and other information made available to Duff & Phelps;

7.

Assumed that all of the conditions required to implement the Proposed Transaction will be satisfied and that the Proposed Transaction will be completed in accordance with the Agreement without any amendments thereto or any waivers of any terms or conditions thereof; and

8.

Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Proposed Transaction will be obtained without any adverse effect on the Company.

To the extent that any of the foregoing assumptions or any of the facts on which this Opinion is based prove to be untrue in any material respect, this Opinion cannot and should not be relied upon.  Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of this Opinion, Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction.

Board of Directors

Ameritrans Capital Corporation

April 12, 2011

Duff & Phelps has prepared this Opinion effective as of the date hereof.  This Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date hereof, and Duff & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting this Opinion which may come or be brought to the attention of Duff & Phelps after the date hereof.  Duff & Phelps expresses no opinion on any aspect of the Proposed Transaction other than the Share Purchase Consideration assessed as of the date hereof.

Duff & Phelps did not evaluate the Company’s solvency or conduct an independent appraisal or physical inspection of any specific assets or liabilities (contingent or otherwise) nor did Duff & Phelps perform any procedures regarding the Company’s assessment of and reporting on the fair value/carrying value of its assets and liabilities.  Duff & Phelps has not been requested to, and did not, (i) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Proposed Transaction, the Agreement, the assets, liabilities, businesses or operations of the Company, or any alternatives to the Proposed Transaction, (ii) negotiate the terms of the Proposed Transaction, and therefore, Duff & Phelps has assumed that such terms are the most beneficial terms, from the Company’s perspective, that could, under the circumstances, be negotiated among the parties to the Agreement and the Proposed Transaction, or (iii) advise the Board of Directors or any other party with respect to alternatives to the Proposed Transaction.

Duff & Phelps is not expressing any opinion as to NAV or the market price or value of the Company’s common stock (or anything else) after the announcement or the consummation of the Proposed Transaction.  This Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice.  Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.

In rendering this Opinion, Duff & Phelps is not expressing any opinion with respect to the amount or nature of any compensation to any of the Company’s officers, directors, or employees, or any class of such persons, relative to the Proposed Transaction, or with respect to the fairness of any such compensation.

This Opinion is furnished solely for the use and benefit of the Board of Directors in connection with its consideration of the Proposed Transaction and is not intended to, and does not, confer any rights or remedies upon any other person, and is not intended to be used, and may not be used, by any other person or for any other purpose, without Duff & Phelps’ express consent. This Opinion (i) does not address the merits of the underlying business decision to enter into the Proposed Transaction versus any alternative strategy or transaction; (ii) does not address any transaction related to the Proposed Transaction; (iii) is not a recommendation as to how the Board of Directors or any stockholder or any regulator or government agency should vote or act with respect to any matters relating to the Proposed Transaction, or whether to proceed with the Proposed Transaction or any related transaction, and (iv) does not indicate that the consideration  received is the best possibly attainable under any circumstances; instead, it merely states whether the Share Purchase Consideration under the Proposed Transaction, as of the date hereof, is supportable by certain financial analyses.  The decision as to whether to proceed with the Proposed Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which this Opinion is based.  This letter should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party.

This Opinion is solely that of Duff & Phelps, and Duff & Phelps’ liability in connection with this letter shall be limited in accordance with the terms set forth in the engagement letter between Duff & Phelps and the Company dated March 28, 2011 (the “Engagement Letter”).  This letter is confidential, and its use and disclosure is strictly limited in accordance with the terms set forth in the Engagement Letter.

Disclosure of Prior Relationships

Duff & Phelps has acted as financial advisor to the Board of Directors and will receive a fee for its services.  No portion of Duff & Phelps’ fee is contingent upon either the conclusion expressed in this Opinion or whether or not the Proposed Transaction is successfully consummated.  Pursuant to the terms of the Engagement Letter, a portion of Duff & Phelps’ fee is payable upon Duff & Phelps’ stating to the Board of Directors that it is prepared to deliver its Opinion.  Other than this engagement, during the two years preceding the date of this Opinion, Duff & Phelps has not had any material relationship with any party to the Proposed Transaction for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.

[The remainder of this page is intentionally left blank.]

Board of Directors

Ameritrans Capital Corporation

April 12, 2011

Conclusion

Based upon and subject to the foregoing, Duff & Phelps is of the opinion that the Share Purchase Consideration under the Proposed Transaction is fair from a financial point of view to the Company, as of the date hereof.

This Opinion has been approved by the Opinion Review Committee of Duff & Phelps.

Respectfully submitted,

/s/ Duff & Phelps, LLC

Duff & Phelps, LLC

ANNEX II

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION
OF

AMERITRANS CAPITAL CORPORATION

The Certificate of Incorporation of Ameritrans Capital Corporation (the “Corporation”) was originally filed with the Secretary of State of the State of Delaware on February 12, 1998 (the “Original Certificate of Incorporation”).  The Corporation is filing this Amended and Restated Certificate of Incorporation of the Corporation (this “Amended and Restated Certificate of Incorporation”), which has been duly adopted by all necessary action of the board of directors of the Corporation (the “Board of Directors”) and the stockholders of the Corporation, pursuant to Section 242 and Section 245 of the General Corporation Law of the State of Delaware (as the same may be amended from time to time, the “DGCL”) to amend and restate the Original Certificate of Incorporation in its entirety to read as follows:

ARTICLE I

Name

The name of the Corporation is Ameritrans Capital Corporation.

ARTICLE II

Duration

The Corporation shall continue in existence perpetually unless sooner dissolved according to law.

ARTICLE III

Purposes

The purposes for which the Corporation is organized are:

To acquire, develop, or engage in any business venture or enterprise whatsoever, to own and operate any business venture or enterprise whatsoever, to acquire, hold, and dispose of real or personal property and property of any kind or nature, tangible or intangible, and generally to do any act convenient to the foregoing;

To do all and everything necessary, suitable, convenient, or proper for the accomplishment of any of the purposes or the attainment of any one or more of the objects herein enumerated or incidental to the powers herein named or which shall at any time appear conducive or expedient for the protection or benefit of the Corporation, with all the powers hereafter conferred by the laws under which this Corporation is organized; and

To engage in any and all other lawful purposes, activities, and pursuits, whether similar or dissimilar to the foregoing, for which corporations may be organized under the DGCL, and to exercise all powers allowed or permitted thereunder.

ARTICLE IV

Authorized Shares

The Corporation shall have authority to issue an aggregate of 110,000,000 shares of stock, of which (i) 100,000,000 shares shall be common stock, par value $.0001 per share, and (ii) 10,000,000 shares shall be preferred stock, par value $.01 per share (the “Preferred Stock”).  The Preferred Stock may be issued in one or more series as may be determined from time to time by the Board of Directors.

Pursuant to the authority conferred upon the Board of Directors, the Board of Directors created a series of 1,000,000 shares of Preferred Stock designated as 9 3/8% Participating Cumulative Preferred Stock (the “Cumulative Preferred Stock”) by filing a Certificate of Designation of the Company with the Secretary of State of the State of Delaware on April 17, 2002, and the voting powers, designations, preferences and relative, participating, optional and other special rights, and qualifications, limitations or restrictions of the Cumulative Preferred Stock are set forth in Appendix A hereto and are incorporated herein by reference.

Except as may be agreed in writing from time to time by the Corporation, no holder of shares of any class of the Corporation’s capital stock or of any security or obligation convertible into, or of any warrant, option, or right to purchase, subscribe for, or otherwise acquire shares of any class of the Corporation’s capital stock, whether now or hereafter authorized, shall, as such holder, have any preemptive right whatsoever to purchase, subscribe for, or otherwise acquire shares of any class of the Corporation, whether now or hereafter authorized.

ARTICLE V

Limitation of Liability

The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted in Section 102(b)(7) of the DGCL, as the same may be amended and supplemented, except for any liability of the directors to the Corporation or its securityholders that any such director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties as director  Any repeal or modification of this Article V shall not adversely affect any right or protection of a director of the Corporation existing immediately prior to such repeal or modification.

ARTICLE VI

Indemnification

The Corporation shall, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, indemnify any and all officers and directors of the Corporation against any and all of the expenses, liabilities or other matters referred to in or covered by Section 145 of the DGCL, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of the stockholders of the Corporation or the disinterested directors or otherwise, both as to action in such officer’s or director’s official capacity and as to action in another capacity while holding such office, and shall continue as to an officer or director who has ceased to be an officer or director and shall inure to the benefit of the heirs, executors and administrators of such person.  Any repeal or modification of this Article VI shall not adversely affect any right or protection existing hereunder immediately prior to such repeal or modification.

ARTICLE VII

Registered Office and Registered Agent

The name and address of the Corporation’s registered agent and office in the State of Delaware is United Corporate Services, Inc., 15 East North Street, Dover, County of Kent, 19903.  Either the registered office or the registered agent may be changed in the manner provided by law.

ARTICLE VIII

Amendment

The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in its Certificate of Incorporation from time to time in accordance with the laws of the state of Delaware, and all rights conferred on stockholders of the Corporation herein are granted subject to this reservation.

ARTICLE IX

Business Combinations with Interested Stockholders

The Corporation elects not to be governed by the provisions of Section 203 of the DGCL regarding business combinations with interested shareholders.

ARTICLE X

Bylaws

The Bylaws may contain any provisions for the regulation or management of the affairs of the Corporation not inconsistent with the laws of the State of Delaware now or hereafter existing.

ARTICLE XI

Directors

Except as expressly provided in this Certificate of Incorporation, the number of directors comprising the Board of Directors shall be fixed at 11.  Except as otherwise provided in this Certificate of Incorporation, vacancies in the Board of Directors, whether by reason of death, resignation, disqualification, an increase in the number of directors comprising the Board of Directors or otherwise, shall only be filled by the stockholders of the Corporation entitled to vote generally in the election of directors at a special meeting called for such purpose or by written consent in lieu of such special meeting. Except as otherwise provided in this Certificate of Incorporation or by applicable law, any director may be removed, with or without cause, by the stockholders of the Corporation entitled to vote generally in the election of directors at a special meeting called for such purpose or by written consent in lieu of such special meeting.

[Signature Page Follows]

I, THE UNDERSIGNED, being an authorized officer of the Corporation, have signed this Amended and Restated Certificate of Incorporation on this [_] day of [_], 2011.

AMERITRANS CAPITAL CORPORATION

By:

Name:

Title:

ANNEX III

INVESTMENT ADVISORY AGREEMENT

BETWEEN

AMERITRANS CAPITAL CORPORATION

AND

AMERITRANS CAPITAL MANAGEMENT, LLC

This Investment Advisory Agreement (this “Agreement”) made this ___  day of ____, and effective as of _____ (the “Effective Date”), by and between AMERITRANS CAPITAL CORPORATION, a Delaware corporation (the “Corporation”), and AMERITRANS CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Corporation is a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “Investment Company Act”);

WHEREAS, the Adviser is a newly organized investment adviser that has registered under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Corporation desires to retain the Adviser to furnish investment advisory services to the Corporation on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.

Duties of the Adviser.

(a)

The Corporation hereby employs the Adviser to act as the investment adviser to the Corporation and to manage the investment and reinvestment of the assets of the Corporation, subject to the supervision of the Board of Directors of the Corporation (the “Board of Directors,” the members thereof referred to herein as the “Directors”) for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions that are set forth in the Prospectus and Statement of Additional Information, dated April 18, 2002, as the same shall be amended from time to time and/or as described in the Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), (ii) in accordance with the Investment Company Act; and (iii) during the term of this Agreement in accordance with all other applicable federal and state laws, rules and regulations, and the Corporation’s charter and by-laws.  Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Corporation, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Corporation; (iii) close and monitor the Corporation’s investments; (iv) determine the securities and other assets that the Corporation will purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies; and (vi) provide the Corporation with such other investment advisory, research and related services as the Corporation may, from time to time, reasonably require for the investment of its funds.  The Adviser shall have the power and authority on behalf of the Corporation to effectuate its investment decisions for the Corporation, including the execution and delivery of all documents relating to the Corporation’s investments and the placing of orders for other purchase or sale transactions on behalf of the Corporation.  In the event that the Corporation determines to acquire debt financing, the Adviser will arrange for such financing on the Corporation’s behalf, subject to the oversight and approval of the Board of Directors.  If it is necessary for the Adviser to make investments on behalf of the Corporation through a special purpose vehicle, the Adviser shall have the authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle in accordance with the Investment Company Act.

(b)

The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(c)

Subject to the requirements of the Investment Company Act and approval of the Board of Directors and a majority of stockholders, the Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder.  Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Corporation’s investment objective and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Corporation, subject to the oversight of the Adviser and approval by the Board of Directors.  The Adviser, and not the Corporation, shall be responsible for any compensation payable to any Sub-Adviser.  Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law.  Nothing in this Section 1(c) will obligate the Adviser to pay any expenses that are expenses of the Corporation under Section 2.

(d)

The Adviser, and any Sub-Adviser, shall for all purposes herein provided each be deemed to be an independent contractor and, except as expressly provided or authorized herein or by the Board of Directors, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

(e)

The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Corporation and shall specifically maintain all books and records with respect to the Corporation’s portfolio transactions and shall render to the Board of Directors such periodic and special reports as the Board of Directors may reasonably request.  The Adviser agrees that all records that it maintains for the Corporation are the property of the Corporation and will surrender promptly to the Corporation any such records upon the Corporation’s request, provided that the Adviser may retain a copy of such records.

2.

Corporation’s Responsibilities and Expenses Payable by the Corporation. All investment professionals of the Adviser and its respective staff, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser and not by the Corporation, except as otherwise specifically provided herein.  The Corporation will bear all other costs and expenses of its operations and transactions, including (without limitation) those relating to: organization and offering; calculating the Corporation’s net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Corporation and in monitoring the Corporation’s investments and performing due diligence on its prospective portfolio companies; interest payable on debt, if any, incurred to finance the Corporation’s investments; offerings of the Corporation’s common stock and other securities; investment advisory fees; administration fees payable under an Administration Agreement (“Administration Agreement”), if any, between the Corporation and an administrator for the Corporation (“Administrator”); fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; federal and state registration fees; all costs of registration and listing the Corporation’s shares on any securities exchange; federal, state and local taxes; independent Directors’ fees and expenses; costs of preparing and filing reports or other documents required by the SEC; costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Corporation’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other expenses incurred by the Corporation or an Administrator in connection with administering the Corporation’s business, including payments under any Administration Agreement based upon the Corporation’s allocable portion of the administrator’s overhead in performing its obligations under such Administration Agreement, including rent and the allocable portion of the cost of the Corporation’s chief compliance officer and chief financial officer and their respective staffs.

3.

Subsidiary Not Bound.  For the avoidance of doubt, the Corporation and the Adviser hereby acknowledge and agree that nothing contained in this Agreement is intended, and shall not be construed, to authorize the Adviser to act on behalf of, or in any way bind in any manner, Elk Associates Funding Corporation (“Elk”), a wholly-owned subsidiary of the Corporation; and notwithstanding any advice that the Adviser may provide to the Corporation for the benefit of, or with respect to investments made by, Elk, Elk shall not have any obligations hereunder.

4.

Compensation of the Adviser. The Corporation agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base advisory fee (“Base Advisory Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth.  The Corporation shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct within forty-five (45) days of the quarter-end or year-end, as applicable, to which payment of such Base Advisory Fee or Incentive Fee relates.  To the extent permitted by applicable law, the Adviser may elect, or the Corporation may adopt a deferred compensation plan pursuant to which the Adviser may elect, to defer all or a portion of its fees hereunder for a specified period of time.

(a)

The Base Advisory Fee shall be calculated at an annual rate of 2.00% of the Corporation’s gross assets.  The Base Advisory Fee will be payable quarterly in arrears and will be calculated based on the average value of the Corporation’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.  Base Advisory Fees for any partial month or quarter will be appropriately pro rated.

(b)

The Incentive Fee shall consist of two parts, as follows:

(i)

One part will be calculated and payable quarterly in arrears based on the pre-Incentive Fee net investment income for the immediately preceding calendar quarter.  For this purpose, pre-Incentive Fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees and fees for providing significant managerial assistance or other fees that the Corporation receives from portfolio companies) accrued by the Corporation during the calendar quarter, minus the Corporation’s operating expenses for the quarter (including the Base Advisory Fee, expenses payable under any Administration Agreement, and any interest

2

expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee).  Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital depreciation.  Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Corporation’s net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7% annualized).  The Corporation will pay the Adviser an Incentive Fee with respect to the Corporation’s pre-Incentive Fee net investment income in each calendar quarter as follows; (1) no Incentive Fee in any calendar quarter in which the Corporation’s pre-Incentive Fee net investment income does not exceed the hurdle rate; (2) 100% of the Corporation’s pre-Incentive Fee net investment income with respect to that portion of such pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and (3) 20% of the amount of the Corporation’s pre-Incentive Fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).  These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

(ii)

The second part of the Incentive Fee (the “Capital Gains Fee”) will be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), commencing on December 31, 2011, and will equal 20% of the Corporation’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation and incorporating unrealized depreciation on a gross investment-by-investment basis at the end of such year; provided that the Incentive Fee determined as of December 31, 2011 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2011.  In the event that this Agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

5.

Covenants of the Adviser. The Adviser covenants that it is registered as an investment adviser under the Advisers Act.  The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

6.

Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Corporation to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Corporation’s portfolio, and constitutes the best net results for the Corporation.

7.

Limitations on the Employment of the Adviser. The services of the Adviser to the Corporation are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Corporation, so long as its services to the Corporation hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Corporation’s portfolio companies, subject to applicable law).  So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Corporation, subject to the Adviser’s right to enter into sub-advisory agreements.  The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder.  It is understood that directors, officers, employees and stockholders of the Corporation are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Corporation as stockholders or otherwise.

8.

Responsibility of Dual Directors, Officers and/or Employees. If any person who is a manager, partner, officer or employee of the Adviser or an Administrator affiliated with the Adviser (“Affiliated Administrator”) is or becomes a director, officer and/or employee of the Corporation and acts as such in any business of the Corporation, then such manager, partner, officer and/or employee of the Adviser or Affiliated Administrator shall be deemed to be acting in such capacity solely for the Corporation, and not as a manager, partner, officer or employee of the Adviser or Affiliated Administrator or under the control or direction of the Adviser or Affiliated Administrator, even if paid by the Adviser or Affiliated Administrator.

3

9.

Limitation of Liability of the Adviser; Indemnification. The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation any Affiliated Administrator) shall not be liable to the Corporation for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and the Corporation shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation any Affiliated Administrator, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and disbursements and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation.  Notwithstanding the foregoing provisions of this Section 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Corporation or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

10.

Effectiveness, Duration and Termination of Agreement. This Agreement shall become effective as of the Effective Date.  This Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Board of Directors, or by the vote of a majority of the outstanding voting securities of the Corporation and (b) the vote of a majority of the Directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.  This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Corporation, or by the vote of the Directors or by the Adviser.  This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).  The provisions of Section 9 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.  Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 4 through the date of termination or expiration and Section 9 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

11.

Notices. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

12.

Amendments. This Agreement may be amended by mutual consent, but the consent of the Corporation must be obtained in conformity with the requirements of the Investment Company Act.

13.

Entire Agreement; Governing Law. This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof.  This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act.  To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

[The remainder of this page intentionally left blank]

4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

AMERITRANS CAPITAL CORPORATION

By:

Name:

Title:

AMERITRANS CAPITAL MANAGEMENT, LLC

By:

Name:

Title:

5

ANNEX IV

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

☑ Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934 for the Quarterly Period
Ended March 31, 2011

or

☐ Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the transition period
from                 to

Commission File Number 0-22153

AMERITRANS CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	52-2102424
(State of incorporation)	(I.R.S. Employer Identification No.)

50 Jericho Quadrangle, Suite 109 Jericho, New York 11753
(Address of registrant’s principal executive office) (Zip Code)

(212) 355-2449
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “ Act ” ) during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☑ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company (as defined in Rule 12b-2 of the Act).

☐	Large accelerated filer	☐	Accelerated filer	☑	Non-accelerated filer	☐	Smaller reporting company
(Do not check if a small reporting company.)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☑

The number of shares of registrant ’ s common stock, par value $.0001 per share, outstanding as of May 16, 2011 was 3,395,583. The number of shares of registrant ’s 9 ⅜ cumulative participating redeemable preferred stock outstanding as of May16, 2011 was 300,000.

AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

FORM 10-Q

PART I.    FINANCIAL INFORMATION

ITEM 1.   FINANCIAL STATEMENTS

AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

ASSETS

	March 31, 2011	June 30, 2010
	(unaudited)
Assets

Investments at fair value (cost of $29,366,293 and $29,220,386, respectively):
Non-controlled/non-affiliated investments	$24,712,875	$24,904,497
Non-controlled affiliated investments	4,761	4,761
Controlled affiliated investments	361,963	546,440
Total investments at fair value	25,079,599	25,455,698

Cash and cash equivalents	3,978,673	7,362,491
Accrued interest receivable	478,749	417,925
Assets acquired in satisfaction of loans	1,075,547	28,325
Furniture, equipment and leasehold improvements, net	54,429	40,254
Deferred loan costs, net	349,023	402,160
Prepaid expenses and other assets	126,548	202,509
Total assets	$31,142,568	$33,909,362

(Continued)

3

AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

LIABILITIES AND NET ASSETS

	March 31, 2011	June 30, 2010
	(unaudited)
Liabilities and Net Assets

Liabilities:
Debentures payable to SBA	$21,175,000	$21,175,000
Notes payable, banks	-	370,000
Notes payable, other	4,500,000	3,000,000
Accrued expenses and other liabilities	844,910	576,242
Accrued interest payable	112,802	327,576
Dividends payable	253,125	84,375

Total liabilities	26,885,837	25,533,193

Commitments and contingencies (Notes 2, 3, 4 and 8)

Net Assets:
Preferred stock 9,500,000 shares authorized, none issued	-	-
9-3/8% cumulative participating redeemable preferred stock, $.01 par value, $12.00 face value, 500,000 shares authorized; 300,000 shares issued and outstanding	3,600,000	3,600,000
Common stock, $.0001 par value, 45,000,000 shares authorized, 3,405,583 shares issued; 3,395,583 shares outstanding	341	341
Additional paid-in capital	21,330,544	21,330,544
Losses and distributions in excess of earnings	(16,317,460)	(12,720,028)
Net unrealized depreciation on investments	(4,286,694)	(3,764,688)
Total	4,326,731	8,446,169
Less: Treasury stock, at cost, 10,000 shares of common stock	(70,000)	(70,000)

Total net assets	4,256,731	8,376,169

Total liabilities and net assets	$31,142,568	$33,909,362

Net asset value per common share	$0.19	$1.40

The accompanying notes are an integral part of these consolidated financial statements.

4

AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the three months ended		For the nine months ended
	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Investment income:
Interest on loans receivable:
Non-controlled/non-affiliated investments	$607,638	$467,597	$1,652,631	$1,141,661
Controlled affiliated investments	10,573	11,314	32,373	34,858
	618,211	478,911	1,685,004	1,176,519
Fees and other income	5,989	7,762	21,104	48,502
Total investment income	624,200	486,673	1,706,108	1,225,021
Expenses:
Interest	401,890	236,513	1,054,923	583,926
Salaries and employee benefits	466,412	503,725	1,198,139	1,418,137
Occupancy costs	42,630	61,671	129,045	207,525
Professional fees	992,905	256,935	1,609,938	767,546
Directors fees and expenses	157,951	69,750	217,370	119,097
Advisory Fee	65,745	(14,261)	186,883	299,671
Other administrative expenses	157,460	167,933	531,117	473,565
Total expenses	2,284,993	1,282,266	4,927,415	3,869,467
Net investment loss	(1,660,793)	(795,593)	(3,221,307)	(2,644,446)
Net realized gains (losses) on investments:
Non-controlled/non-affiliated investments	72,334	(392,494)	(123,000)	(1,082,438)
	72,334	(392,494)	(123,000)	(1,082,438)
Net unrealized appreciation (depreciation) on investments	(839,663)	272,790	(522,006)	(883,293)
Net realized/unrealized losses on investments	(767,329)	(119,704)	(645,006)	(1,965,731)
Net decrease in net assets from operations	(2,428,122)	(915,297)	(3,866,313)	(4,610,177)
Distributions to preferred shareholders	(84,375)	(337,500)	(253,125)	(337,500)
Net decrease in net assets from operations available to common shareholders	$(2,512,497)	$(1,252,797)	$(4,119,438)	$(4,947,677)

Weighted Average Number of Common Shares Outstanding:
Basic and diluted	3,395,583	3,395,583	3,395,583	3,395,583
Net Decrease in Net Assets from Operations Per Common Share:
Basic and diluted	$(0.74)	$(0.37)	$(1.21)	$(1.46)

The accompanying notes are an integral part of these consolidated financial statements.

5

AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the nine months ended
	March 31, 2011	March 31, 2010
	(unaudited)	(unaudited)
Decrease in net assets from operations:
Net investment loss	$(3,221,307)	$(2,644,446)
Net realized loss from investments	(123,000)	(1,082,438)
Unrealized depreciation on investments	(522,006)	(883,293)

Net decrease in net assets resulting from operations	(3,866,313)	(4,610,177)

Shareholder distributions:
Distributions to preferred shareholders	(253,125)	(337,500)

Capital share transactions:
Stock options compensation expense	-	28,344

Net decrease in net assets resulting from capital shares transactions and shareholder distributions	(253,125)	(309,156)

Total decrease in net assets	(4,119,438)	(4,919,333)

Net assets:
Beginning of period	8,376,169	15,143,842

End of period	$4,256,731	$10,224,509

Net assets per preferred	$3,600,000	$3,600,000

Net assets per common	$656,731	$6,624,509

The accompanying notes are an integral part of these consolidated financial statements.

6

AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the nine months ended
	March 31, 2011	March 31, 2010
	(unaudited)	(unaudited)
Cash flows from operating activities:
Net decrease in net assets from operations	$(3,866,313)	$(4,610,177)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Depreciation and amortization	59,483	63,443
Deferred compensation	-	28,344
Net realized losses on investments	123,000	1,082,438
Net unrealized depreciation on investments	522,006	883,293
Portfolio investments	(12,775,136)	(2,340,932)
Proceeds from principal receipts, sales, maturity of investments	12,506,229	3,215,946
Transfer out of portfolio to assets acquired in satisfaction of loans	(1,047,222)	-
Changes in operating assets and liabilities:
Accrued interest receivable	(60,824)	35,146
Prepaid expenses and other assets	75,961	(80,390)
Accrued expenses and other liabilities	268,668	(61,898)
Accrued interest payable	(214,774)	(137,147)
Total adjustments	(542,609)	2,688,243
Net cash used in operating activities	(4,408,922)	(1,921,934)
Cash flows from investing activities:
Purchases of furniture and equipment	(20,521)	(5,288)
Net cash used in investing activities	(20,521)	(5,288)
Cash flows from financing activities:
Repayment of note payable, banks	(370,000)	-
Proceeds from debentures	-	9,175,000
Proceeds from note payable, other	1,500,000	3,000,000
Deferred loan cost	-	(314,244)
Dividends paid on preferred stock	(84,375)	(253,125)
Net cash provided by financing activities	1,045,625	11,607,631
Net increase (decrease) in cash and cash equivalents	(3,383,818)	9,680,409
Cash and cash equivalents:
Beginning of period	7,362,491	885,434
End of period	$3,978,673	$10,565,843

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$1,269,697	$721,073
Supplemental disclosure of non cash investing and financing activities:
Accrued dividends on preferred stock	$253,125	$84,375

The accompanying notes are an integral part of these consolidated financial statements.

7

AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

		Portfolio Valuation as of March 31, 2011 (Unaudited)
Portfolio Company (1)	Investment Investment Rate/Maturity	Principal	Net Cost	Value
Commercial Loans Receivable (145.56%) (4)
PPCP Inc. (6) Computer Software	Business Loan 8.00%, due 7/08 and 1/10	$36,691	$36,691	$-
Geronimo ATM Fund LLC (6) ATM Operator	Collateralized Business Loan 12.0%, due 5/09	123,282	123,282	-
Vivas & Associates, Inc. (6) Nail Salon	Collateralized Business Loan 9.00%, due 1/10	11,985	11,985	-
E&Y General Construction Co. (6) Construction Services	Senior Real Estate Mortgage 10.50%, due 10/10	870,791	870,791	870,791
Soundview Broadcasting LLC Television and Broadcasting	Senior Real Estate Mortgage 6.00%, due 9/11	1,836,544	1,836,544	1,836,544
Golden Triangle Enterprises LLC Retail Food Service	Senior Real Estate Mortgage 4.81%, due 12/13	238,326	238,326	238,326
Conklin Services & Construction Inc. (6) Specialty Construction and Maintenance	Collateralized Business Loan 11.00%, due 10/08	1,648,181	1,648,181	1,450,000
Mountain View Bar & Grill Inc. (6) Retail Food Service	Collateralized Business Loan 12.00%, due 5/09	406,067	406,067	406,067
J. JG. Associates, Inc. (6) Consumer Receivable Collections	Senior Loan no stated rate, no maturity	185,436	185,436	86,599
J. JG. Associates, Inc. (6) Consumer Receivable Collections	Senior Loan no stated rate, no maturity	36,121	36,121	36,121
Car-Matt Real Estate LLC (6) Real Estate Mortgage	Senior Real Estate Mortgage 12.00%, due 11/08	135,577	135,577	96,404
CMCA, LLC (3) Consumer Receivable Collections	Collateralized Business Loan 12,00% no stated maturity	245,702	245,702	245,702
CMCA, LLC #2 (3) Consumer Receivable Collections	Collateralized Business Loan 12.00%, no stated maturity	106,261	106,261	106,261
Adiel Homes Inc. (6) Construction Services	Senior Real Estate Mortgage 12.00%, due 1/09	270,000	270,000	270,000
Adiel Homes Inc. (6) Construction Services	Senior Real Estate Mortgage 12.0%, no stated maturity	89,396	89,396	89,396
Western Pottery LLC(6) Ceramic Sanitaryware Distributor	Subordinated Business Loan 4.25%, due 6/09	361,609	361,609	90,402
Greaves-Peters Laundry Systems Inc. Laundromat	Collateralized Business Loan 10.90%, due 9/13	20,471	20,471	20,471
Patroon Operating Co. LLC Retail Food Service	Collateralized Business Loan 10.00%, due 6/12	250,000	250,000	250,000
Other Miscellaneous Loans (5)		136,065	136,065	102,908
	Total Commercial Loans		7,008,505	6,195,992
Corporate Loans Receivable (365.69%) (4)
Charlie Brown’s Acquisition Co. Retail Food Service	Term Loan B 10.25%, due 10/13	2,333,735	2,333,735	1,283,544
Resco Products Inc. Diversified Manufacturing	Term Loan, First Lien 8.50%, due 6/13	1,331,223	1,331,223	1,331,223
Alpha Media Group Inc. Publishing	Term Loan, First Lien 12.00%, due 7/13	2,336,506	2,277,125	1,331,808
Hudson Products Holdings Inc. Diversified Manufacturing	Term Loan, First Lien 8.5%, due 8/15	1,272,955	1,244,168	1,234,766
Education Affiliates Inc. Private Education	Term Loan, First Lien 8.0%, due 1/15	843,503	828,608	856,156
Fairway Group Acquisition Company Diversified Supermarkets	Term Loan, First Lien 7.5%, due 3/17	1,500,000	1,485,010	1,500,000
Shearer’s Foods Inc. Wholesale Food Supplier	Term Loan, First Lien 15.50%, due 6/15	1,026,865	1,006,033	1,037,134
Syncsort Incorporated Data Protection Software	Term Loan, First Lien 7.50%, due 03/15	962,500	945,640	962,500

The accompanying notes are an integral part of these consolidated financial statements.

8

AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

		Portfolio Valuation as of March 31, 2011 (Unaudited)
Portfolio Company (1)	Investment Investment Rate/Maturity	Principal	Net Cost	Value
Wyle Services Corporation Multi-Platform Defense Systems	Term Loan, First Lien 7.75%, due 03/16	1,243,745	1,226,870	1,256,182
Centerplate Inc. Stadium Concessions Provider	Term Loan, First Lien 10.55%, due 09/16	995,000	968,150	995,000
Impact Confections Inc. Candy Manufacturer	Term Loan, First Lien 17.00%, due 07/15	1, 519,375	1, 519,375	1, 519,375
Affinity Group Inc. Direct marketing organization-focus RV’s	Term Loan, First Lien 11.50%, due 12/16	1,250,000	1,225,352	1,312,500
Miramax Film NY, LLC Film Library	Term Loan, First Lien 7.75%, due 06/16	946,154	927,063	946,164
	Total Corporate Loans		17,318,352	15,566,352
Medallion Loans Receivable (3.58%) (4)
Boston Taxicab Medallion Portfolio	1 Medallion Loan 8.25% Weighted Average Rate	7,696	7,696	7,696
Florida Taxicab	1 Medallion Loan 12.00% Rate	144,815	144,815	144,815
	Total Medallion Loans		152,511	152,511
	Total loans receivable		24,479,368	21,914,855
Life Insurance Settlement Contracts (51.56%) (4)
Life Settlement Contracts	5 life insurance policies, aggregate face value of $17,659,809		3,448,798	2,194,800
Equity Investments (22.79%) (4)
MBS Serrano, Ltd. Rental Real Estate Limited Partnership	Limited Partnership Interest		50,600	8,487
MBS Colonnade, Ltd. Rental Real Estate Limited Partnership	Limited Partnership Interest		50,000	12,009
MBS Sage Creek, Ltd. Rental Real Estate Limited Partnership	Limited Partnership Interest		50,000	10,015
MBS Walnut Creek, Ltd. Rental Real Estate Limited Partnership	Limited Partnership Interest		25,000	-
MBS Lodge At Stone Oak, Ltd. Rental Real Estate Limited Partnership	Limited Partnership Interest		60,000	30,896
238 W. 108 Realty LLC (2) Residential Real Estate Development	5.00% LLC Interest		100,000	4,761
Asset Recovery & Management, LLC (3) Consumer Receivable Collections	30.00% LLC Interest		6,000	6,000
CMCA, LLC (3) Consumer Receivable Collections	30.00% LLC Interest		4,000	4,000
Soha Terrace II LLC Real Estate Development	4.20% LLC Interest		700,000	882,000
Fusion Telecommunications Internet Telephony	69,736 Shares of Common Stock		367,027	6,276
EraGen Biosciences Analytic Compounds	17,000 shares of Common Stock		25,500	5,500
	Total equity investments		1,438,127	969,944
	Total investments		$29,366,293	$25,079,599

(1) Unless otherwise noted, all investments are pledged as collateral for the Notes Payable, Banks (see Note 4 to the consolidated financial statements).

(2) As defined in the Investment Company Act of 1940, we are an affiliate of this portfolio company because, as of March 31, 2011, we own 5% or more of the portfolio company’s outstanding voting securities.

(3) As defined in the Investment Company Act of 1940, we maintain “control” of this portfolio company because we own more than 25% of the portfolio company’s outstanding voting securities.

(4) Percentage of net assets.

(5) Other small balance loans.

(6) Loan receivable is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

9

AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

		Portfolio Valuation as of June 30, 2010
Portfolio Company (1)	Investment Investment Rate/Maturity	Principal	Net Cost	Value
Commercial Loans Receivable (104.13%) (4)
PPCP Inc .(6)	Business Loan	$36,691	$36,691	$-
Computer Software	8.0%, due 7/08 and 1/10
Geronimo ATM Fund LLC. (6)	Collateralized Business Loan	146,822	146,822	19,234
ATM Operator	12.0%, due 5/09
Cleaners of North Beach, LLC	Collateralized Business Loan	13,800	13,800	13,800
Dry Cleaners	5.5%, due 5/11
Crown Cleaners of Miami Lakes	Collateralized Business Loan	1,858	1,858	1,858
Dry Cleaners	6.0%, due 7/11
Crown Cleaners of Miami Lakes	Collateralized Business Loan	10,236	10,236	10,236
Dry Cleaners	6.0%, due 7/11
Andy Fur Dry Cleaning, Inc. (6)	Collateralized Business Loan	12,103	12,103	-
Dry Cleaners	11.5%, due 1/10
Vivas & Associates, Inc. (6)	Collateralized Business Loan	11,985	11,985	-
Nail Salon	9.0%, due 1/10
Monticello Desserts, Inc.	Collateralized Business Loan	26,033	26,033	26,033
Retail Bakery	10.50%, due 4/10
Just Salad LLC	Collateralized Business Loan	300,000	300,000	300,000
Retail Food Service	10.0%, due 10/10
E&Y General Construction Co. (6)	Senior Real Estate Mortgage	870,791	870,791	870,791
Construction Services	10.5%, due 10/10
Sealmax, Inc. (6)	Senior Real Estate Mortgage	914,195	914,195	775,000
Construction Services	12.0%, due 4/11
Soundview Broadcasting LLC	Senior Real Estate Mortgage	1,882,189	1,882,189	1,882,189
Television and Broadcasting	6.0%, due 9/11
Golden Triangle Enterprises LLC	Senior Real Estate Mortgage	276,370	276,370	276,370
Retail Food Service	4.9%, due 12/13
Goldhkin Wholesale Ent. Inc.	Senior Real Estate Mortgage	570,413	570,413	570,413
Retail Gasoline	11.5%, due 7/12
Conklin Services & Construction Inc. (6)	Collateralized Business Loan	1,648,181	1,648,181	1,400,954
Specialty Construction and Maintenance	11.0%, due 10/08
Mountain View Bar & Grill Inc. (6)	Collateralized Business Loan	406,067	406,067	406,067
Retail Food Service	12.0%, due 5/09
J. JG. Associates, Inc. (6)	Senior Loan	190,236	190,236	87,750
Consumer Receivable Collections	no stated rate, no maturity
J. JG. Associates, Inc. (6)	Senior Loan	36,781	36,781	22,960
Consumer Receivable Collections	no stated rate, no maturity
Car-Matt Real Estate LLC (6)	Senior Real Estate Mortgage	135,577	135,577	135,577
Real Estate Mortgage	12.0%, due 11/08
633 Mead Street, LLC (3) (6)	Senior Real Estate Mortgage	215,000	215,000	175,000
Unimproved real estate	15.0%, due 8/08
CMCA, LLC (3)	Collateralized Business Loan	254,379	254,379	254,379
Consumer Receivable Collections	12.0%, no stated maturity
CMCA, LLC #2 (3)	Collateralized Business Loan	106,261	106,261	106,261
Consumer Receivable Collections	12.0%, no stated maturity
Adiel Homes Inc. (6)	Senior Real Estate Mortgage	270,000	270,000	270,000
Construction Services	12.0%, due 1/09
Adiel Homes Inc. (6)	Senior Real Estate Mortgage	89,386	89,386	89,386
Construction Services	12.0%, no stated maturity
Western Pottery LLC	Subordinated Business Loan	361,609	361,609	361,609
Ceramic Sanitaryware Distributor	4.25.%, due 6/09
Greaves-Peters Laundry Systems Inc.	Collateralized Business Loan	292,562	292,562	292,562
Laundromat	10.9%, due 9/13
Patroon Operating Co. LLC Retail Food Service	Collateralized Business Loan 10.0%, due 6/12	250,000	250,000	250,000
Other Miscellaneous Loans (5)		144,973	144,973	123,919
	Total Commercial Loans		9,474,498	8,722,348

The accompanying notes are an integral part of these consolidated financial statements.

10

AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

		Portfolio Valuation as of June 30, 2010
Portfolio Company (1)	Investment Investment Rate/Maturity	Principal	Net Cost	Value
Corporate Loans Receivable (168.71%) (4)
Charlie Brown’s Acquisition Co.	Term Loan B	2,146,101	2,146,101	2,038,796
Retail Food Service	10.25%, due 10/13
Resco Products Inc.	Term Loan, First Lien	1,494,405	1,494,405	1,494,405
Diversified Manufacturing	8.5%, due 6/13
Alpha Media Group Inc.	Term Loan, First Lien	2,155,014	2,082,778	937,725
Publishing	12.0%, due 8/14
Centaur LLC (6)	Term Loan, First Lien	1,384,914	1,365,139	1,108,004
Gaming	11.25%, due 10/12
X-Rite Inc.	Term Loan, First Lien	1,047,948	1,043,107	1,039,059
Process Control Instruments	7.5%, due 10/12
BP Metals LLC	Term Loan, First Lien	859,567	859,567	859,567
Diversified Manufacturing	10.03%, due 6/13
Hudson Products Holdings Inc.	Term Loan, First Lien	1,272,955	1,239,347	1,234,766
Diversified Manufacturing	8.5%, due 8/15
Education Affiliates Inc.	Term Loan, First Lien	884,538	866,663	884,538
Private Education	8.0%, due 1/15
Fairway Group Holdings Corp.	Term Loan, First Lien	995,000	968,162	995,000
Diversified Supermarkets	12.0%, Due 1/15
Shearer’s Foods Inc.	Term Loan, First Lien	1,000,000	978,542	1,007,500
Wholesale Food Supplier	12%, due 6/15
Kratos Defense & Security Solutions Inc.	Term Loan, First Lien	1,250,000	1,250,000	1,268,750
Multi-platform Defense Systems	10%, due 10/13
Roundy’s Supermarkets Inc.	Term Loan, First Lien	1,225,000	1,225,475	1,268,750
Retail Food Supplier	10%, due 6/15
	Total Corporate Loans		15,519,286	14,136,860
Medallion Loans Receivable (2.61%) (4)

Boston Taxicab Medallions	2 Medallion Loans	25,465	25,465	25,465
	8.19% Weighted Average Rate
Chicago Taxicab Medallions	2 Medallion Loans	44,660	44,660	44,660
	8.0% Weighted Average Rate
Florida Taxicab Medallion	1 Medallion Loan	148,859	148,859	148,859
	12.0% Rate
			218,984	218,984
	Total loans receivable		25,212,768	23,078,192
Life Insurance Settlement Contracts (16.20%) (4)
Life insurance policies	5 life insurance policies, aggregate		2,568,691	1,356,800
	face value of $17,659,809
Equity Investments (12.19%) (4)
MBS Serrano, Ltd.	Limited Partnership Interest		50,600	8,487
Rental Real Estate Limited Partnership
MBS Colonnade, Ltd.	Limited Partnership Interest		50,000	12,009
Rental Real Estate Limited Partnership
MBS Sage Creek, Ltd.	Limited Partnership Interest		50,000	18,800
Rental Real Estate Limited Partnership
MBS Walnut Creek, Ltd.	Limited Partnership Interest		25,000	-
Rental Real Estate Limited Partnership
MBS Lodge At Stone Oak, Ltd.	Limited Partnership Interest		60,000	30,896
Rental Real Estate Limited Partnership
238 W. 108 Realty LLC (2)	5.00% LLC Interest		100,000	4,761
Residential Real Estate Development
Asset Recovery & Management, LLC (3)	30.00% LLC Interest		6,000	6,000
Consumer Receivable Collections

The accompanying notes are an integral part of these consolidated financial statements.

11

AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

		Portfolio Valuation as of June 30, 2010
Portfolio Company (1)	Investment Investment Rate/Maturity	Principal	Net Cost	Value
633 Mead Street, LLC (3)	57.10% LLC Interest		800	800
Real Estate Development
CMCA, LLC (3) Consumer Receivable Collections	30.00% LLC Interest		4,000	4,000
Soha Terrace II LLC			700,000	918,295
Real Estate Development	4.80% LLC Interest
Fusion Telecommunications Internet Telephony	69,736 Shares of Common Stock		367,027	11,158
EraGen Biosciences Analytic Compounds	17,000 shares of Common Stock		25,500	5,500
	Total equity investments		1,438,927	1,020,706
	Total investments		$29,220,386	$25,455,698

(1) Unless otherwise noted, all investments are pledged as collateral for the Notes Payable, Banks (see Note 4 to the consolidated financial statements).

(2) As defined in the Investment Company Act of 1940, we are an affiliate of this portfolio company because, as of June 30, 2010, we own 5% or more of the portfolio company’s outstanding voting securities.

(3) As defined in the Investment Company Act of 1940, we maintain “control” of this portfolio company because we own more than 25% of the portfolio company’s outstanding voting securities.

(4) Percentage of net assets

(5) Other small balance loans.

(6) Loan receivable is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

12

AMERITRANS CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Information at and for the three months and nine months ended March 31, 2011 and 2010 are unaudited

1.    Organization and Summary of Significant Accounting Policies

Financial Statements

The consolidated statement of assets and liabilities of Ameritrans Capital Corporation (“Ameritrans”, the “Company”, “our”, “us”, or “we”) as of  March 31, 2011, and the related consolidated statements of operations, statement of changes in net assets, and cash flows for the three-months and nine-month periods ended March 31, 2011 and 2010, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC” or “the Commission”). Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to such rules and regulations. In the opinion of management and the board of directors of the Company (“Management” and “Board of Directors”), the accompanying consolidated financial statements include all adjustments (consisting of normal, recurring adjustments) necessary to summarize fairly the Company’s financial position and results of operations. The results of operations for the three months and nine months ended March 31, 2011, are not necessarily indicative of the results of operations for the full year or any other interim period. These financial statements should be read in conjunction with the audited financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, as filed with the Commission.

Organization and Principal Business Activity

Ameritrans Capital Corporation is a Delaware closed-end investment company formed in 1998, which, among other activities, makes loans and investments with the goal of generating both current income and capital appreciation.  Through its subsidiary, Elk Associates Funding Corporation (“Elk”), the Company makes loans to finance the acquisition and operation of small businesses as permitted by the U.S. Small Business Administration (the “SBA”).  Ameritrans also makes loans to and invests in opportunities that Elk may be unable to make due to SBA restrictions.  Ameritrans makes loans which have primarily been secured by real estate mortgages or, in the case of corporate loans, generally are senior within the capital structure.

Elk was organized primarily to provide long-term loans to businesses eligible for investments by small business investment companies (each an “SBIC”) under the Small Business Investment Act of 1958, as amended (the “1958 Act”).  Elk makes loans for financing the purchase or continued ownership of businesses that qualify for funding as small concerns under SBA regulations.

Both Ameritrans and Elk are registered as business development companies, or “BDCs,” under the Investment Company Act of 1940, as amended (the “1940 Act”).  Accordingly, Ameritrans and Elk are subject to the provisions of the 1940 Act governing the operation of BDCs.  Both companies are managed by their executive officers under the supervision of their Boards of Directors.

The Company categorizes its investments into five security types:  1) Corporate Loans Receivable; 2) Commercial Loans Receivable; 3) Life Insurance Settlements; 4) Equity Investments; and 5) Medallion Loans Receivable. For a more detailed description of these investment categories please see the Company’s Annual Report on Form 10-K for the year ended June 30, 2010, filed with the Commission by the Company on September 28, 2010 and which is available on the Company’s web site at www.ameritranscapital.com .

Basis of Consolidation

The consolidated financial statements include the accounts of Ameritrans, Elk Capital Corporation (“Elk Capital”), Elk and Elk’s wholly owned subsidiary, EAF Holding Corporation (“EAF”).  All significant inter-company transactions have been eliminated in consolidation.

Elk Capital is a wholly owned subsidiary of Ameritrans, which may engage in lending and investment activities similar to its parent.

EAF began operations in December 1993 and owns and operates certain real estate assets acquired in satisfaction of defaulted loans by Elk debtors.  At March 31, 2011 EAF was operating the real estate of Sealmax, Inc.

13

Investment Valuations

The Company’s loans receivable, net of participations and any unearned discount are considered investment securities under the 1940 Act and are recorded at fair value. As part of fair value methodology, loans are valued at cost adjusted for any unrealized appreciation (depreciation). Since no ready market exists for these loans, the fair value is determined in good faith by management, and approved by the Board of Directors. In determining the fair value, the Company and Board of Directors consider factors such as the financial condition of the borrower, the adequacy of the collateral, individual credit risks, historical loss experience, and the relationships between current and projected market rates and portfolio rates of interest and maturities. Foreclosed properties, which represent collateral received from defaulted borrowers, are valued similarly.

Loans are considered “non-performing” once they become ninety (90) days past due as to principal or interest. The value of past due loans are periodically determined in good faith by management, and if, in the judgment of management, the amount is not collectible and the fair value of the collateral is less than the amount due, the value of the loan will be reduced to fair value.

Equity investments (common stock, preferred stock and stock warrants, including certain controlled subsidiary portfolio investments) and investment securities are recorded at fair value, represented as cost, plus or minus unrealized appreciation or depreciation. Investments for which market quotations are readily available are valued at such quoted amounts.  When no public market exists the fair value of the investment are determined by management and approved by the Board of Directors.  Fair market valuation will be based upon the assets and revenue of the underlying investee companies as well as general market trends for business in the same industry.

The Company records the investment in life insurance policies at the Company’s estimate of their fair value based upon various factors including a discounted cash flow analysis of anticipated life expectancies, future premium payments, and anticipated death benefits.  The fair value of the investment in life settlement contracts has no ready market and is determined in good faith by management, and approved by the Board of Directors (see Note 2).

Because of the inherent uncertainty of valuations, the Company’s estimates of the values of the investments may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Effective July 1, 2008, the Company adopted Accounting Standard Codification (“ASC”) 820-10 previously Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), which expands the application of fair value accounting for investments (see Note 2).

Income Taxes

The Company has elected to be taxed as a Regulated Investment Company (“RIC”) under the Internal Revenue Code (the “Code”).  A RIC generally is not taxed at the corporate level to the extent its income is distributed to its stockholders.  In order to qualify as a RIC, a company must pay out at least 90 percent of its net taxable investment income to its stockholders as well as meet other requirements under the Code.  In order to preserve this election for fiscal year 2010/2011, the Company intends to make the required distributions to its stockholders to the extent the Company has net taxable investment income. Therefore, no provision for federal income taxes has been provided in the accompanying consolidated financial statements. No dividends on the Company’s common stock have been paid in each of the fiscal years ended June 30, 2010 and 2009 or during the nine months ended March 31, 2011, inasmuch as the Company had no taxable investment income during such periods. Accordingly, the Company has maintained its status as a RIC.

The Company is subject to certain state and local franchise taxes, as well as related minimum filing fees assessed by state taxing authorities.  Such taxes and fees are included in “Other administrative expenses” in the consolidated statements of operations in each of the fiscal years presented.  The Company’s tax returns for fiscal years ended 2007 through 2010 are subject to examination by federal, state and local income tax authorities.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make extensive use of estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  The fair values of the Company’s investments are particularly susceptible to significant changes.

14

Increase (Decrease) in Net Assets Per Share

Increase (decrease) in net assets per share includes no dilution and is computed by dividing current net increase (decrease) in net assets from operations available to common stockholders by the weighted average number of common shares outstanding for the period.  Diluted increase in net assets per share reflects, in periods in which they have a dilutive effect, the effect of common shares issuable upon the exercise of stock options and warrants.  The difference between reported basic and diluted weighted average common shares results from the assumption that all dilutive stock options outstanding were exercised.  For the periods presented, the effect of common stock equivalents has been excluded from the diluted calculation since the effect would be antidilutive.

Dividends

Dividends and distributions to our common and preferred stockholders are recorded on the record date.  The amount to be paid out as a dividend is determined by the Board each quarter and is generally based upon the earnings estimated by management.  Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

On June 30, 2008, the Board approved and adopted a dividend reinvestment plan that provides for reinvestment of distributions in the Company’s Common Stock on behalf of common stockholders, unless a stockholder elects to receive cash.  As a result, if the Board authorizes, and the Company declares, a cash dividend, then those stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of Common Stock, rather than receiving the cash dividends.  As of March 31, 2011, no shares have been purchased under the Plan.

Income Recognition

Interest income, including interest on loans in default, is recorded on an accrual basis and in accordance with loan terms to the extent such amounts are expected to be collected.  The Company recognizes interest income on loans classified as non-performing only to the extent that the fair market value of the related collateral exceeds the specific loan balance.  Loans that are not fully collateralized and in the process of collection are placed on nonaccrual status when, in the judgment of management, the collectability of interest and principal is doubtful.

Stock Options

The Company adopted ASC 718-10 (previously SFAS No. 123R, “ Accounting for Stock-Based Compensation ”) and related interpretations in accounting for its stock option plans effective January 1, 2006, and accordingly, the Company will expense these grants as required.  Stock-based employee compensation costs in the form of stock options will be reflected in net increase (decrease) in net assets from operations for grants made including and subsequent to January 1, 2006 only, since there were no unvested options outstanding at December 31, 2005, using the fair values established by usage of the Black-Scholes option pricing model, expensed over the vesting period of the underlying option.  Previously, no compensation cost was recognized under these plans, as the Company followed the disclosure-only provisions under guidance at that time.

The Company’s stock option plans expired on May 21, 2009.  The Company has chosen not to renew the plans and, as a result of the restrictions contained in the 1940 Act, the Company’s ability to grant equity-based compensation in the future may be limited due to compensation terms contained in the agreement with its investment advisor.

Financial Instruments

The carrying value of cash and cash equivalents, accrued interest receivable and payable, and other receivables and payables approximates fair value due to the relative short maturities of these financial instruments.  The Company’s investments, including loans receivable, life settlement contracts and equity securities, are carried at their estimated fair value.  The carrying value of the bank debt is a reasonable estimate of their fair value as the interest rates are variable, based on prevailing market rates.  The fair value of the SBA debentures was computed using the discounted amount of future cash flows using the Company’s current incremental borrowing rate for similar types of borrowings (see Note 6).

Presentation of Prior Quarter Data

Certain reclassifications have been made to conform prior quarter data to the current presentation.  Although the reclassifications resulted in changes to certain line items in the previously filed financial statements, the overall effect of the reclassifications did not impact net assets available.

15

2.    Investments

The following table shows the Company’s portfolio by security type at March 31, 2011 and June 30, 2010:

	March 31, 2011			June 30, 2010
	(Unaudited)
Security Type	Cost	Fair Value	% (1)	Cost	Fair Value	% (1)
Commercial Loans	$7,008,505	$6,195,992	24.7%	$9,474,498	$8,722,348	34.3%
Corporate Loans	17,318,352	15,566,352	62.1%	15,519,286	14,136,860	55.5%
Life Settlement Contracts	3,448,798	2,194,800	8.7%	2,568,691	1,356,800	5.3%
Equity Securities	1,438,127	969,944	3.9%	1,438,927	1,020,706	4.0%
Taxi Cab Medallion Loans	152,511	152,511	0.6%	218,984	218,984	0.9%
Total	$29,366,293	$25,079,599	100.0%	$29,220,386	$25,455,698	100.0%

1)   Represents percentage of total portfolio at fair value

Investments by Industry

Investments by industry as of March 31, 2011 and June 30, 2010 are, as follows:

	Percentage of Portfolio at
	March 31, 2011	June 30, 2010
Broadcasting/Telecommunications	7.3%	7.4%
Commercial Construction	9.6%	10.8%
Computer Software	3.8%	-
Construction and Predevelopment	5.0%	7.5%
Direct Marketing	5.2%	-
Debt Collection	1.9%	1.9%
Education	3.4%	3.5%
Film Distribution	3.8%	-
Food	14.2%	-
Gaming	-	4.4%
Gasoline Distribution	-	2.2%
Laundromat	-	1.1%
Life Insurance Settlement Contracts	8.8%	5.3%
Military Defense	5.0%	5.0%
Manufacturing	10.2%	14.1%
Printing/Publishing	5.3%	3.7%
Processing Control Instruments	-	4.0%
Restaurant/Food Service	8.7%	17.0%
Sanitaryware Distributor	0.4%	1.4%
Supermarkets	6.0%	8.9%
Other industries less than 1%	1.4%	1.8%
TOTAL	100.0%	100.0%

Loans Receivable

Loans are considered non-performing once they become ninety (90) days past due as to principal or interest.  The Company had loans which are considered non-performing aggregating $4,785,595 and $7,531,813 as of March 31, 2011 and June 30, 2010, respectively. These loans are either fully or substantially collateralized and are in some instances personally guaranteed by the debtor. Included in the total non-performing loans are eighteen and twenty loans at March 31, 2011 and June 30, 2010, respectively, aggregating $3,395,780 and $5,360,723  at March 31, 2011 and June 30, 2010, respectively, which are no longer accruing interest since the loan principal and accrued interest exceed the estimated fair value of the underlying collateral.  The following table sets forth certain information regarding performing and non-performing loans as of March 31, 2011 and June 30, 2010:

16

	March 31, 2011 (Unaudited)	June 30, 2010
Loans receivable	$21,914,855	$23,078,192
Performing loans	17,129,260	15,546,379
Nonperforming loans	$4,785,595	$7,531,813
Nonperforming loans:
Accrual	$1,389,815	$2,171,090
Nonaccrual	3,395,780	5,360,723
	$4,785,595	$7,531,813

The Company has pledged its loans receivable and all other assets of the Company as collateral for its lines of credit (see Note 4).

As of March 31, 2011 the Company has accrued, but not yet paid, approximately $80,000 in professional fees, in connection with the Company’s Investment Advisory and Management Agreement, as amended, (the “Advisory Agreement”) with Velocity Capital Advisors LLC (the “Adviser”)related to its Corporate Loans business. Pursuant to the Advisory Agreement, the Company will pay a pro rated annual base fee of 1.50% per annum of the aggregate fair value of Corporate Loans outstanding at the end of each quarter. The Advisory Agreement also provides for an Income Based and Capital Gains fee as described therein.

Pursuant to the Advisory Agreement, the Adviser serves as the non-discretionary investment adviser to the Company with respect to the investment in below investment grade senior loans and notes, and subordinated notes, which are collectively referred to as “Corporate Loans” and incidental equity investments received in connection with the investment in the Debt Portfolio (“Incidental Equity”) (collectively, the “Velocity Assets”).  All investments in Corporate Loans are subject to the supervision of management and the Board.

At such time as the Velocity Assets exceed $75 million, the Adviser’s services under the Advisory Agreement will be exclusive to the Company with respect to the Velocity Assets.  The Advisory Agreement may be terminated at any time, without payment of a penalty, upon 60 days’ written notice, by the vote of stockholders holding a majority of the outstanding voting securities of the Company, or by the vote of the Company’s directors or by the Adviser.  The Advisory Agreement will automatically terminate in the event of its assignment by the Adviser. See Note 11, Subsequent Events, regarding termination of this Advisory Agreement.

Life Settlement Contracts

In September, 2006, the Company entered into a joint venture agreement with an unaffiliated entity (the “Joint Venture”) to purchase previously issued life insurance policies owned by unrelated individuals.  Under the terms of the Joint Venture, the Company was designated as nominee to maintain possession of the policies and process transactions related to such policies until the policies were subsequently sold.  The Company was entitled to receive a twelve percent (12%) annual return on the amount of funds paid by the Company and outstanding on a monthly, prorated basis.  Under the terms of the Joint Venture, proceeds from the sale of the policies were to be distributed, net of direct expenses.

As of March 31, 2011, the fair value of the policies owned by the Company was $2,194,800, which represents the estimated fair value for the five life insurance policies with an aggregate face value of $17,659,809. The Company’s cost on these policies to date is $3,448,798, including insurance premiums of $880,107, which were paid in the nine-month period ended March 31, 2011. Premiums on the policies must be paid until the policies are sold in order to keep the policies in full force.

On April 2, 2009, the Company learned that the manager of the Joint Venture had been charged with various violations of securities laws by the SEC. The SEC obtained a court order freezing the assets of the manager of the Joint Venture and other entities with which he was involved, including the assets of the Joint Venture.  On April 14, 2009, a receiver was appointed (the “Receiver”) to handle the affairs of the manager of the Joint Venture.   Initially, the Company made certain contributions to the payment of the premiums in order to keep the policies in full force and effect and preserve their value.  Thereafter, utilizing a line of credit secured by certain assets of the Receivership Estate, the Receiver advanced premiums due under certain policies to keep the policies in full force and effect.  The Receiver engaged an independent specialist firm to service and market for sale all of the policies in the Receivership Estate.    Following discussions with the Receiver, the Company negotiated an agreement (the “Purchase Agreement”), which among other items, granted the Company the right to purchase the policies, subject to certain terms and conditions and court approval.

As of January 8, 2010, the Company purchased the life insurance policies pursuant to a purchase agreement (the “Purchase Agreement”) entered into with the Receiver:

1)  The Company acquired all of the rights to and title and interest in, ten (10) life insurance policies (7 of which had been previously included in the Joint Venture), with an aggregate death benefit of $28,159,809.

17

2)  The Company agreed to pay the Receiver $30,000 to cover certain expenses;

3)  The Company agreed to pay the Receivership Estate 20% of all recoveries until such time as the Company has recouped approximately $2.1 million plus the amount of any premiums paid following the date of the Purchase Agreement;

4)  The Company agreed to pay the Receivership Estate 50% of all recoveries above the amounts described in Item 3 above;

5)  The Company entered into an agreement of sale on the rescission of one of the original Joint Venture policies.  In accordance with the terms of the settlement agreement with the Receiver, the Company recorded proceeds of $109,857 and recognized a loss on the sale of the policy of $342,496;

6)  The Company agreed to the cancellation of certain claims the Company had against the Receivership Estate for premiums advanced since April 2, 2009;

7)  The Company and the Receivership Estate agreed that the Joint Venture would be cancelled, terminated and have no further effect; and

8)  Despite the retained interest of the Receiver in any recovery, the Company reserved the right, in its sole discretion, to continue to fund premium payments or let any or all of the policies lapse.

The Purchase Agreement was dated December 18, 2009, and approved by the court on January 8, 2010.

Subsequent to court approval, the Company learned that certain of the policies had lapsed due to non-payment of premiums.

After a review of the current financing and regulatory environment, and other opportunities to make loans and investments, the Company decided to exit this line of business and plans to make no new investments in life insurance settlement policies other than the continued payment of premiums on existing investments.

The Company is entitled to sell the policies at any time, in its sole discretion and has no obligation to pay future premiums on the various policies.  The approximate future minimum premiums due for each of the next five (5) years and in the aggregate thereafter, based on current life expectancy of the insureds, are as follows:

Fiscal Year Ending June 30	Policy Premiums

2011 (three months)	$211,524
2012	846,096
2013	846,096
2014	846,096
2015	846,096
Thereafter	1,993,441
$5,589,349

Based upon the current uncertain state of the life settlement market, the lack of liquidity at this time in this market due to the difficult credit conditions and the overall economy, the fact that these policies may have diminished value due to having been associated with the former manager of the Joint Venture, and the Company’s previously stated decision to exit the life settlement area, the Company has adjusted the fair value of these policies to reflect the current anticipated recovery based on estimated actuarial values that take into account the various factors discussed above.   This is an estimate based upon the information currently available.  The Company continues to pursue alternatives that could allow for a higher recovery.

Fair Value of Investments

Effective July 1, 2008, the Company adopted ASC 820-10 (previously SFAS 157, Fair Value Measurements), which expands application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in a principal market to market participant, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

18

•

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by its board of directors that is consistent with ASC 820-10 (see Note 1).  Consistent with the Company’s valuation policy, it evaluates the source of inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Company’s valuation policy considers the fact that because there is not a readily available market value for most of the investments in its portfolio, the fair value of the investments must typically be determined using unobservable inputs.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of its investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.   Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it may realize significantly less than the value at which the Company had previously recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Assets measured at fair value on a recurring basis:

		Fair Value at Reporting Date Using
	March 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Commercial Loans	$6,195,992	$-	$-	$6,195,992
Corporate Loans	15,566,352	1,312,500	-	14,253,852
Life Settlement Contracts	2,194,800	-	-	2,194,800
Equity Securities	969,944	6,276	-	963,668
Taxicab Medallion Loans	152,511	-	-	152,511
Total Investments	$25,079,599	$1,318,776	$-	$23,760,823

Assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3):

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Commercial Loans	Corporate Loans	Life Settlement Contracts	Equity Securities	Taxicab Medallion Loans	Total
Beginning balance as of June 30, 2010	$8,722,348	$12,868,110	$1,356,800	$1,009,548	$218,984	$24,175,790
Net realized losses on investments	(105,914)	(139,448)	-	(800)	-	(246,162)
Net unrealized losses on investments	(60,363)	(437,972)	(42,107)	(45,080)	-	(585,522)
Purchases of investments	1,719	10,423,308	880,107	-	-	11,305,134
Repayments, sales or redemptions of investments	(2,361,798)	(8,460,146)	-	-	(66,473)	(10,888,417)
Transfers in and/or out of Level 3	-	-	-	-	-	-
Ending balance as of March 31, 2011	$6,195,992	$14,253,852	$2,194,800	$963,668	$152,511	$23,760,823

Amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$(585,522)

Gains and losses (realized and unrealized) included in net decrease in net assets from operations for the period above are reported as follows:
Gain (loss) on sales and dispositions	(246,162)
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(831,684)

19

3.      Debentures Payable to SBA

At March 31, 2011 and June 30, 2010 debentures payable to the SBA consisted of subordinated debentures with interest payable semiannually, as follows:

Issue Date	Due Date	% Interest Rate	March 31, 2011	June 30, 2010	Annual Amount of Interest and User Fees

July 2002	September 2012	4.67 (1)	$2,050,000	$2,050,000	$113,488
December 2002	March 2013	4.63 (1)	3,000,000	3,000,000	164,880
September 2003	March 2014	4.12 (1)	5,000,000	5,000,000	249,300
February 2004	March 2014	4.12 (1)	1,950,000	1,950,000	97,227
December 2009	March 2020	4.11 (2)	9,175,000	9,175,000	402,782
			$21,175,000	$21,175,000	$1,027,677

(1)   Elk is also required to pay an additional annual user fee of 0.866% on these debentures.

(2)   Elk is also required to pay an additional annual user fee of 0.28% on these debentures.

Under the terms of the subordinated debentures, Elk may not repurchase or retire any of its capital stock or make any distributions to its stockholders other than dividends out of retained earnings (as computed in accordance with SBA regulations) without the prior written approval of the SBA.

Pursuant to SBA’s issuance of leverage in the form of debentures in the aggregate of $9,175,000, Elk submitted an application to draw the full amount of the awarded fiscal year 2009 commitment. SBA approved the leverage request and on December 2, 2009, Elk received the disbursement of $9,175,000 from the long-term guaranteed debenture, and paid fees totaling $314,244. In accordance with SBA regulations, $91,750 of these fees was paid prior to the closing. Therefore, the net fees at closing were $222,494. The net proceeds of the draw were $8,952,506.

Elk is required to calculate the amount of capital impairment each reporting period based on SBA regulations. The purpose of the calculation is to determine if the Undistributed Net Realized Earnings (Deficit) after adjustment for net unrealized gain or loss on securities exceeds the SBA regulatory limits. If so, Elk is considered to have impaired capital.  As of March 31, 2011, Elk’s maximum permitted calculated impairment percentage (regulatory limit) was 40%, with an actual capital impairment percentage of approximately 51.3%. Accordingly, Elk had a condition of capital impairment as of March 31, 2011, which would require additional capital of approximately $4.0 million to cure.   In October 2010, members of management met with representatives of SBA for a portfolio review meeting.  After discussions with SBA, management has undertaken a plan to invest additional equity in Elk which, it is anticipated, will cure the condition of capital impairment. See Note 11, Subsequent Events, for recent developments in connection with such plan.

4.      Notes Payable

Banks

At March 31, 2011, the Company ha a $120,000 line of credit with a bank, with no balance outstanding, as the line had been paid in full as of August 31, 2010. Although this loan was paid in full, the line remains available until its maturity date of July 6, 2011. Pursuant to the terms of the current agreement governing the line of credit, the Company is required to comply with certain covenants and conditions, as defined in the agreement. The Company has pledged its loans receivable and all other assets as collateral for the line of credit. Pursuant to the SBA agreement and an “intercreditor agreement” between the lending bank and the SBA, the SBA agreed to subordinate the SBA Debentures outstanding in favor of the bank. In accordance with the loan documentation with the SBA and the bank, the Company must also comply with maintaining overall debt levels within a formula based upon the performance of its loan portfolio according to an SBA formula “borrowing base,” which was submitted for review to the SBA and the bank for periodic review. As there are no outstanding bank balances, SBA has indicated that the Company is not required to submit the borrowing base. The Company also had another credit line with availability of $352,000. The amount outstanding on this line was paid in full as of August 31, 2010. This line, which was previously extended to December 10, 2010, expired by its terms as of that date.

20

Other

On December 22, 2009, the Company issued $2,025,000 aggregate principal amount of its 8.75% notes due December 2011 (the “December Notes”) in a private offering.  Prior to their amendment, as described below, the Notes bore interest at a rate of 8.75%, payable quarterly, but the Company had the option to extend the December Notes until December 2012 at a rate of 5.5%, plus the then-current prime rate.  The December Notes are redeemable by the Company at any time upon not less than 30 days prior notice.  A member of the Company’s Board of Directors and certain affiliated entities acquired $1,375,000 of the December Notes in the offering. The total amount of interest incurred on the December Notes issued to related parties was $40,304 and $30,078 for the three-month periods ended March 31, 2011 and 2010, respectively, and $100,460 and $35,759 for the nine-month periods ended March 31, 2011 and 2010, respectively.

On March 24, 2010, the Company issued $975,000 aggregate principal amount of its 8.75% notes due March 2012 (the “March Notes” and, together with the December Notes, the “2009/2010 Notes”) in a private offering.  The March Notes have the same terms as the December Notes, except prior to their amendment as described below, the March Notes were scheduled to mature in March 2012.  A member of the Company’s Board of Directors, and certain affiliated entities acquired $685,000 of the March Notes in the offering. The total amount of interest incurred on the March Notes issued to related parties was $17,587 and $1,283 for the three-month periods ended March 31, 2011 and 2010, respectively, and $46,462 and $1,283 for the nine-month periods ended March 31, 2011 and 2010, respectively.

In connection with the issuance of a Senior Secured Note on January 19, 2011 (See below), in order to facilitate certain covenants under the 2011 Note relating to the 2009/2010 Notes, the Company entered into an Amendment to Promissory Note (the “Amendment”) with each holder of the 2009/2010 Notes. Pursuant to the Amendment, the interest rate on the 2009/2010 Notes was increased from 8.75% to 12.0% and the maturity date was extended until May 2012. The holders of the 2009/2010 Notes also waived certain covenants contained in the 2009/2010 Notes related to additional borrowings by the Company. In connection with the Amendment, the Company paid a fee equal to 1% of principal, or an aggregate of $30,000, to the holders of the 2009/2010 Notes.

On January 19, 2011, the Company issued a Senior Secured Note in the principal amount of $1,500,000 (the “2011 Note”) to an unaffiliated lender. The Note bears interest at the rate of 12% per annum (except following an event of default under the 2011 Note, in which case the interest rate would be 14%) and matures on February 1, 2012. The Company may prepay the 2011 Note at any time. The Company is required to prepay the 2011 Note in certain circumstances, including in the event and to the extent (i) the Company issues any capital stock (other than upon the conversion of securities outstanding as of January 19, 2011), (ii) a subsidiary of the Company pays a dividend to the Company; (iii) the Company sells assets (other than in the ordinary course of business in an amount less than $100,000 in the aggregate and only to the extent of 50% of the proceeds from such sales); or (iv) the Company engages in a transaction that results in a change of control. The Company will incur a 15% fee for any principal prepayments other than in respect of asset sales. The Company’s obligations under the 2011 Note may be accelerated by the 2011 Note holder under certain circumstances, including: (i) the Company fails to pay the principal of the 2011 Note when due or interest on the 2011 Note when due and such failure continues for three business days and/or fails to pay any other amount payable under the 2011 Note for thirty days following notice of such failure; (ii) the Company materially breaches any representation, warranty or covenant made pursuant to the 2011 Note and such breach is not cured within five business days following the Company’s awareness thereof or receipt of notice with respect thereto; (iii) the Company or any of its subsidiaries commences a bankruptcy or similar proceeding (or such a proceeding is commenced against the Company or its subsidiaries); (iv) a person or group of persons acquires a majority of the voting power of the Company or Elk; (v) a judgment is entered against the Company or any of its subsidiaries in an aggregate amount exceeding $500,000 or any execution, garnishment or attachment is levied against the Company’s or any of its subsidiaries’ assets and such execution, garnishment or attachment impairs the Company’s or its subsidiaries’ ability to conduct its business; (vi) the Company fails to pay obligations in excess of $500,000 when due; or (vii) an event occurs which has or would reasonably be expected to have a material adverse effect on the Company’s or any of its subsidiaries’ business. The 2011 Note also contains customary representations and warranties as well as affirmative and negative covenants. Pursuant to the 2011 Note, the Company has agreed, among other things, (i) to reimburse the lender for certain out-of-pocket expenses incurred in connection with the 2011 Note; (ii) to maintain a minimum consolidated net asset value of $4,000,000; (iii) not to sell any material assets with a fair market value in excess of $500,000; (iv) not to declare or pay any dividend with respect to any class of capital stock or make any payment on any indebtedness ranking junior to the lender under the 2011 Note; (v) not incur any indebtedness for borrowed money in excess of $250,000; and (vi) not to enter into certain related party transactions. The 2011 Note is secured by a pledge of 100% of the issued and outstanding shares of common stock of Elk owned by the Company. In order to facilitate certain covenants under the 2011 Note relating to the Company’s 2009/2010 Notes, on January 19, 2011, the Company entered into an Amendment to Promissory Note with each holder of the 2009/2010 Notes (see above).

21

In connection with a Stock Purchase Agreement (see Note 11, Subsequent Events), on April 12, 2011, the Company also entered into an amendment to the 2011 Note (the “Note Amendment”), which amended a provision of the 2011 Note that prohibited the Company from incurring any indebtedness for borrowed money in excess of $250,000.  Such provision, as modified by the Note Amendment, provides that the Company shall not incur any indebtedness for borrowed money in excess of $250,000 other than indebtedness incurred in the ordinary course of business consistent with past practices for use as working capital in an aggregate principal amount not to exceed $500,000.  All other terms of the 2011 Note remain in full force and effect.

5.      Dividends to Stockholders

The following table sets forth the dividends declared and/or accrued  by the Company on its Common Stock and Preferred Stock for the nine months ended March 31, 2011 and 2010:

	For the nine months ended March 31, 2011
	Dividend Per Share	Amount	Declaration Date	Record Date	Pay Date
Preferred Stock:
First quarter (July 1, 2010 - September 30, 2010)	$0.28125	$84,375	Not Declared
Second quarter (October 1, 2010 – December 31, 2010)	0.28125	84,375	Not Declared
Third quarter (January 1, 2011 – March 31, 2011)	0.28125	84,375	Not Declared
Total Preferred Stock Dividends	$0.84375	$253,125

	For the nine months ended March 31,2010
	Dividend Per Share	Amount	Declaration Date	Record Date	Pay Date
Preferred Stock:
Fourth quarter (April 1, 2009 - June 30, 2009)	$0.28125	$84,375	2/25/10	3/8/10	3/12/10
First quarter (July 1, 2009 - September 30, 2009)	0.28125	84,375	2/25/10	3/8/10	3/12/10
Second quarter (October 1, 2009 - December 31, 2009)	0.28125	84,375	2/25/10	3/8/10	3/12/10
Third quarter (January 1, 2010 - March 31, 2010)	0.28125	84,375	4/9/10	4/22/10	4/27/10
Total Preferred Stock Dividends Declared	$1.1250	$337,500

The Company has not declared a Preferred Stock dividend for the quarters ended September 30, 2010, December 31, 2010 or March 31, 2011. Dividends on Preferred Stock accrue whether or not they have been declared. As of March 31, 2011, dividends not declared and in arrears were $253,125.   The Company did not declare or pay any dividends on its Common stock during the nine months ended March 31, 2011.

6.      Financial Instruments

Fair value is defined as the amount at which the instrument could be exchanged in a current transaction between willing parties. The fair values presented below have been determined by using available market information and by applying valuation methodologies.

Loans Receivable and Life Settlement Contracts

Loans receivable and life settlement contracts are recorded at their estimated fair value (see Note 2).

Investment Securities

The estimated fair value of publicly traded equity securities is based on quoted market prices and privately held equity securities are recorded at their estimated fair value (see Note 2).

22

Debt

The carrying value of the bank debt is a reasonable estimate of fair value as the interest rates are variable, based on prevailing market rates.

The fair value of the SBA debentures was computed using the discounted amount of future cash flows using the Company’s current incremental borrowing rate for similar types of borrowings.  The estimated fair values of such debentures as of March 31, 2011 and June 30, 2010 were approximately $22,245,000 and $21,253,700 respectively.  However, the Company does not expect that the estimated fair value amounts determined for these debentures would be realized in an immediate settlement of such debentures with the SBA.

The carrying value of the note payable, other is a reasonable estimate of the fair value based on prevailing market rates.

Other

The carrying value of cash and cash equivalents, accrued interest receivable and payable, and other receivables and payables approximates fair value due to the relative short maturities of these financial instruments

7.      Related Party Transactions

Total occupancy costs under previously existing leases and overhead cost reimbursement agreements paid to a law firm related to the Company’s former Chairman of the Board and certain other officers of the Company, and to another entity in which an officer of the Company has a financial interest, amounted to $0 and $207,525 for the nine months ended March 31, 2011 and 2010, respectively, and $0 and $61,671 for the three months ended March 31, 2011 and 2010, respectively.

See Note 4 for additional related party transactions.

8.      Commitments and Contingencies

Litigation

From time to time, the Company is engaged in various legal proceedings incident to the ordinary course of its business.  In the opinion of the Company’s management and based upon the advice of legal counsel, there is no proceeding pending, or to the knowledge of management threatened, which in the event of an adverse decision would result in a material adverse effect on the Company’s results of operations or financial condition.

9.      Stock Option Plans

The Company’s stock option plans expired on May 21, 2009.

Employee Incentive Stock Option Plan

An employee stock option plan (the “1999 Employee Plan”) was adopted by the Ameritrans Board, including a majority of the non-interested directors, and approved by a vote of the stockholders, in order to link the personal interests of key employees to the Company’s long-term financial success and the growth of stockholder value.  The Plan had a ten (10) year life which expired in May, 2009.  Subsequent amendments to the 1999 Employee Plan were approved by the stockholders in January 2002 and June 2007.  The amendments increased the number of shares reserved under the plan to 300,000 shares.

The 1999 Employee Plan authorized the grant of incentive stock options within the meaning of the Section 422 of the Internal Revenue Code for the purchase of an aggregate of 300,000 shares (subject to adjustment for stock splits and similar capital changes) of Common Stock to the Company’s employees.   Effective as of May 21, 2009, in accordance with the terms of the 1999 Employee Plan, the Board can no longer issue incentive stock options pursuant to such plan.  The Board adopted the 1999 Employee Plan to be in a better position attract, motivate, and retain as employees people upon whose judgment and special skills the Company’s success in large measure depends.  As of March 31, 2011, options to purchase an aggregate of 233,000 shares of Common Stock were outstanding and fully vested.

The 1999 Employee Plan is administered by the 1999 Employee Plan Committee of the Board, which is comprised solely of non-employee directors (who are “outside directors” within the meaning of Section 152(m) of the Internal Revenue Code and “disinterested persons” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). The committee can make such rules and regulations and establish such procedures for the administration of the 1999 Employee Plan as it deems appropriate.  Effective May 21, 2009, the 1999 Employee Plan expired.

23

Non-Employee Director Stock Option Plan

A stock option plan for non-employee directors (the “Director Plan”) was adopted by the Ameritrans Board and approved by a vote of the stockholders, in order to link the personal interests of non-employee directors to the Company’s long-term financial success and the growth of stockholder value.  The Director Plan is substantially identical to, and the successor to, a non-employee director stock option plan adopted by the Board of Elk and approved by its stockholders in September 1998 (the “Elk Director Plan”).  Ameritrans and Elk submitted an application for, and received on August 31, 1999, an exemptive order relating to these plans from the SEC.  The Director Plan was amended by the Board on November 14, 2001, and approved by the stockholders at the Annual Meeting on January 18, 2002.  The amendment is still subject to the approval of the Securities and Exchange Commission.  The amendment (i) increases the number of shares reserved under the plan from 75,000 to 125,000 and (ii) authorizes the automatic grant of an option to purchase up to 1,000 shares at the market value at the date of grant to each eligible director who is re-elected to the Board.

The total number of shares for which options may be granted from time to time under the Director Plan is 75,000 shares.  As of March 31, 2011, options to purchase an aggregate of 59,000 shares of common stock were outstanding and fully vested under the Director Plan.  The Director Plan is administered by a committee of directors who are not eligible to participate in the Director Plan.  Effective May 21, 2009, the Director Plan expired.

Options Granted, Expired and Canceled

There were no options granted during the nine-month period ended March 31, 2011.

Options for 29,425 shares expired during the nine-month period ended March 31, 2011.

After adoption of ASC 718-10 (previously SFAS No. 123R, “ Accounting for Stock-Based Compensation ”)  (see Note 1), the fair value of the options granted amounted to $191,040 at March 31, 2011 and June 30, 2010, which is reflected as additional paid-in capital in the accompanying consolidated statements of assets and liabilities.  Compensation expense related to options vested for the nine months ended March 31, 2011 and 2010 was $0 and $28,344, respectively, and for the three months ended March 31, 2011 and 2010 was $0 and $1,449, respectively.  As of March 31, 2011, there was no deferred compensation related to unvested options.

The following tables summarize information about the transactions of both stock option plans as of March 31, 2011:

	Stock Options
	Number of Options	Weighted Average Exercise Price Per Share
Options outstanding at June 30, 2010	321,425	$3.71
Granted	-	-
Canceled	-	-
Expired	(29,425)	5.81
Exercised	-	-
Options outstanding at March 31, 2011	292,000	$3.50

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding at March 31, 2011	Weighted Average Years Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable at March 31, 2011	Weighted Average Exercise Price
$3.60	13,888	2.14	$3.60	13,888	$3.60
$5.28	80,000	2.16	$5.28	80,000	$5.28
$5.30	9,433.73		$5.30	9,433	$5.30
$4.50	20,000	1.53	$4.50	20,000	$4.50
$4.93	10,141	1.11	$4.93	10,141	$4.93
$2.36	133,000	2.53	$2.36	133,000	$2.36
$1.78	25,538	3.10	$1.78	25,538	$1.78
$1.78 - $5.30	292,000	2.28	$3.50	292,000	$3.50

24

10.      Financial Highlights

	Nine Months Ended March 31, 2011 (Unaudited)	Nine Months Ended March 31, 2010 (Unaudited)	Year Ended June 30, 2010
Net share data
Net asset value at the beginning of the period	$1.40	$3.40	$3.40
Net investment loss	(0.95)	(0.78)	(1.17)
Net realized and unrealized gains ( losses) on investments	(.19)	(0.57)	(0.71)
Net decrease in net assets from operations	(1.14)	(1.35)	(1.88)
Distributions to Stockholders (4)	(.07)	(0.10)	(0.12)
Total decrease in net asset value	(1.21)	(1.45)	(2.00)
Net asset value at the end of the period	$0.19	$1.95	$1.40
Per share market value at beginning of period	$1.32	$1.63	$1.63
Per share market value at end of period	$1.02	$1.30	$1.32
Total return (1)	(23.48)%	(14.20)%	(11.60)%
Ratios/supplemental data
Average net assets (2) (in 000’s)	$2,716	$9,084	$8,160
Total expense ratio (3)	241.9%	56.8%	69.0%
Net investment loss to average net assets (5)	(158.1)%	(38.8)%	(48.8)%

(1) Total return is calculated by dividing the change in market value of a share of common stock during the year, assuming the reinvestment of common stock dividends on the payment date, by the per share market value at the beginning of the year.

(2) Average net assets excludes capital from preferred stock.

(3) Total expense ratio represents total expenses divided by average net assets annualized for interim periods.

(4) Amount represents total dividends on both common and preferred stock divided by weighted average shares.

(5) Annualized for interim periods.

11.      Subsequent Events

Stock Purchase Agreement

On April 12, 2011, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Renova US Holdings Ltd. (the “Purchaser”).  The entry into the Purchase Agreement was unanimously approved by the Company’s Board of Directors.

Pursuant to the Purchase Agreement, the Company agreed to issue and sell to the Purchaser, and the Purchaser agreed to purchase, (i) common stock, par value $0.0001 per share, of the Company (the “Common Stock”) for an aggregate purchase price of $25,000,000 and at the price per share of Common Stock equal to the Applicable Per Share Purchase Price, as defined below (the “Initial Purchased Stock”), at an initial closing (the “Initial Closing”) to be held no later than November 30, 2011 and (ii) additional Common Stock, for an aggregate purchase price initially equal to $35,000,000 (if such investment is made at the Initial Closing) as may be increased (to the extent such investment is made at Subsequent Closings (as defined below)) to up to $40,000,000 in accordance with the terms of the Purchase Agreement at the price per share of Common Stock equal to the Applicable Per Share Purchase Price (the “Additional Purchased Stock” and together with the Initial Purchased Stock, the “Purchased Stock”) at subsequent quarterly closings (each, a “Subsequent Closing”) to be held from time to time between the date of the Initial Closing and the second anniversary of the Initial Closing based on the terms and conditions of the Purchase Agreement.

The per share purchase price of the Purchased Stock will be the greater of (i) $1.80 and (ii) the per share net asset value of the Company, as determined by the Board of Directors of the Company as of a time not more than 48 hours (excluding Sundays and holidays) prior to the Initial Closing or Subsequent Closing, as applicable (the “Applicable Per Share Purchase Price”). Based on a per share purchase price of $1.80, the Purchaser would own approximately 80.3% of the issued and outstanding Common Stock following the Initial Closing and approximately 91.4% of the issued and outstanding Common Stock following the final Subsequent Closing (assuming the maximum $40,000,000 purchase price is paid for the Additional Purchased Stock and no other issuances of Common Stock are made prior to that date other than pursuant to the Purchase Agreement).

25

Consummation of the Initial Closing is subject to customary closing conditions, including, without limitation, (i) approval by the stockholders of the Company of (A) the issuance of the Initial Purchased Stock and Additional Purchased Stock (the “Stock Issuance”), (B) an amended and restated certificate of incorporation to, among other things, increase the number of shares of capital stock that the Company is authorized to issue (the “Charter Amendment”), and (C) an investment advisory agreement with Ameritrans Capital Management LLC; (ii) delivery of notice of termination of the Advisory Agreement between the Company and the Adviser (see Note 2); (iii) the accuracy of the representations and warranties made by the Company and the Purchaser in the Purchase Agreement (subject to certain materiality qualifications and cure periods); (iv) the absence of any injunction, court order or law prohibiting or enjoining the Initial Closing; (v) no occurrence of a material adverse effect; and (vi) the approval of the Small Business Administration (the “SBA”) of the indirect change of control of Elk.  If the Initial Closing does not occur on or before November 30, 2011, either party may terminate the Purchase Agreement.

The Company has also agreed to reconstitute the Company’s Board of Directors at the Initial Closing by accepting the resignations of four current directors to be determined, increasing the size of the Board of Directors to eleven and appointing certain individuals identified by the Purchaser (as set forth in the Purchase Agreement) to fill the resultant vacant seats.

Consummation of each Subsequent Closing is also subject to certain limited closing conditions, including, without limitation, (i) the representations and warranties of the Company having been accurate as of the date of the Purchase Agreement and the date of the Initial Closing (subject to certain materiality qualifications and the parties’ obligation to use commercially reasonable efforts to cure such condition, and qualified by certain disclosures otherwise made to the Purchaser prior to the Initial Closing); (ii) the absence of any injunction, court order or law prohibiting or enjoining such Subsequent Closing (subject to the parties’ obligation to use commercially reasonable efforts to render permissible the consummation of the purchase and sale of the Purchased Stock); and (iii) Elk having remained in good standing with the SBA,  in substantial compliance with all applicable rules and regulations and eligible to receive leverage commitments under normal requirements and conditions.

The Purchase Agreement contains customary representations and warranties of the Company and the Purchaser made to each other as of specific dates.  The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company and the Purchaser and may be subject to important qualifications and limitations including, without limitation, those made in a confidential Disclosure Schedule, agreed to by the Company and the Purchaser in connection with the negotiated terms.  Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders or may have been used for purposes allocating risk among the Company and the Purchaser rather than establishing matters as facts.

The Purchase Agreement includes customary covenants of the Company and the Purchaser.

The Purchase Agreement also includes termination provisions for both the Company and the Purchaser, including provisions that permit the Company to terminate the Purchase Agreement to enter into a “Superior Proposal” (as defined in the Purchase Agreement).  Under specified circumstances upon termination of the Purchase Agreement, the Company or the Purchaser may be obligated to reimburse the other party for certain expenses incurred by the other in connection with the transaction, up to a maximum of $1,000,000 in the aggregate.  The Purchase Agreement also provides that, in connection with the termination of the Purchase Agreement under specified circumstances, the Company will be required to pay the Purchaser a special termination fee of up to a maximum of $3,000,000 (less any previously paid expense reimbursement fees).

Pursuant to the Purchase Agreement, within three (3) business days following the date of the Purchase Agreement, the Company must notify the Adviser that the Company is terminating the Advisory Agreement as of the later to occur of the Initial Closing or the date that is 60 days following the date of such notice.   The Company will not incur any material termination penalty payments as a result of the termination of the Advisory Agreement.

The Common Stock to be issued and sold to the Purchaser pursuant to the Purchase Agreement has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be sold in a private transaction pursuant to an exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder based on representations made to the Company by the Purchaser regarding its status as an accredited investor and the absence of any general solicitation in connection with the transaction.

On April 12, 2011, the holders of 1,503,018 shares (the “Shares”) of Common Stock, or approximately 41% of the Company’s outstanding voting stock, entered into a Support Agreement (the “Support Agreement”) with the Purchaser.  Pursuant to the Support Agreement, each stockholder party thereto agreed, among other things, to vote the Shares held by such stockholder in favor of the approval of Stock Issuance, the Charter Amendment and the Advisory Agreement.

26

In connection with the termination of the Advisory Agreement, described above, the Company canceled a warrant that was issued to the Adviser on December 10, 2009. Such warrant gave the Adviser the right to purchase 100,000 shares of the Company’s common stock at an initial exercise price of $1.25, subject to adjustment, for five years from the date of issuance.

Termination of Officers

Effective March 31, 2011, the Company entered into Separation and Release Agreements with two former executives, Ellen Walker and Lee Forlenza, that provided for severance payments of $57,512 and $36,631, respectively, in exchange for release of the Company for any claims they may have or, potentially may have with respect to their employment and the cessation of such employment with the Company.

Amendment to Senior Secured Note

On April 12, 2011, the Company also entered into an amendment to the 2011 Note (see Note 4. Notes Payable – Other) to the 2011 Note (the “Note Amendment”), which amended the 2011 Note. The Note Amendment amended a provision of the Original Note that prohibited the Company from incurring any indebtedness for borrowed money in excess of $250,000.  Such provision, as modified by the Note Amendment, provides that the Company shall not incur any indebtedness for borrowed money in excess of $250,000 other than indebtedness incurred in the ordinary course of business consistent with past practices for use as working capital in an aggregate principal amount not to exceed $500,000.  All other terms of the Original Note remain in full force and effect.

12.    Recent Accounting Pronouncements

In April 2011, the FASB issued Accounting Standards Update 2011-02, “A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring” (ASU 2011- 02). ASU 2011-02 amends Topic 310 by requiring that a creditor, when evaluating whether a restructuring constitutes a troubled debt restructuring, separately conclude that both the restructuring constitutes a concession and that the debtor is experiencing financial difficulties. ASU 2011-02 is effective for the first interim or annual reporting period beginning on or after June 15, 2011, and is to be applied retrospectively to the beginning of the annual period of adoption. The Company does not expect the adoption of ASU 2011-02 to have an impact on its financial condition or results of operations.

In January 2011, the FASB issued Accounting Standards Update 2011-01, “Receivables (Topic 310): Deferral of the Effective Date of Disclosures about Troubled Debt Restructuring in Update No. 2010-20”, which defers the effective date of the new disclosures about troubled debt restructurings required by ASU 2010-20. The delay will allow the FASB to complete its deliberations on what constitutes a troubled debt restructuring. The anticipated effective date for the new disclosures is for interim and annual periods ending after June 15, 2011.

In December 2010, the FASB issued Accounting Standards Update 2010-29, “Disclosure of Supplementary Pro Forma Information for Business Combinations, a Consensus of the FASB Emerging Issues Taskforce.” The objective of this update was to address diversity in practice about the interpretation of the pro forma revenue and earnings disclosure required for business combinations. The update specifies that a public entity which presents comparative financial statements, must disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendment also expanded the required supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination, which are included in the reported pro forma revenue and earnings. The amendments are effective for the Company beginning July 1, 2011. The Company believes the adoption of the provisions of this amendment will not have a material impact on the Company’s financial condition and results of operations.

In July 2010, the FASB issued Accounting Standards Update 2010-20, “Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses”, which amends Subtopic 310-30 by requiring an entity to provide enhanced and disaggregated disclosures about the credit quality of an entity’s financing receivables and its allowance for credit losses. The objective of enhancing these disclosures is to improve financial statement users’ understanding of both the nature of an entity’s credit risk associated with its financing receivables and the entity’s assessment of that risk in estimating its allowance for credit losses as well as changes in the allowance and the reason for those changes. The update is effective for the first interim or annual period ending on or after December 15, 2010. The adoption of FASB ASU 2010-20 did not have a material impact on the Company’s financial condition or results of operations.

In January 2010, FASB issued ASU No. 2010-06, “Fair Value Measurements and Disclosures (Topic 820),” that requires reporting entities to make new disclosures about recurring or nonrecurring fair-value measurements including significant transfers into and out of Level 1 and Level 2 fair-value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair-value measurements.  The FASB also clarified existing fair-value measurement disclosure guidance about the level of disaggregation, inputs, and valuation techniques. The new and revised disclosures are required to be implemented for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements of Level 3 activity.  Those disclosures are effective for interim and annual periods beginning after December 15, 2010.  The adoption of FASB ASU 2010-06 did not have a material impact on the Company’s financial condition and results of operations.

27

In December 2009, FASB issued ASU No. 2009-17, “Consolidations: Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” that amends the FASB ASC for the issuance of FASB Statement No. 167, “Amendments to FASB Interpretation No. 46(R).” The amendments in this ASU replace the quantitative-based risks and rewards calculation for determining which reporting entity, if any, has a controlling financial interest in a variable interest entity (“VIE”) with an approach focused on identifying which reporting entity has the power to direct the activities of a variable interest entity that most significantly impact such entity’s economic performance and (1) the obligation to ahsorb losses of such entity or (2) the right to receive benefits from such entity. An approach that is expected to be primarily qualitative will be more effective for identifying which reporting entity has a controlling financial interest in a variable interest entity. The amendments in ASU No. 2009-17 also require additional disclosures about a reporting entity's involvement in variable interest entities, which will enhance the information provided to users of financial statements. ASU No. 2009-17 is effective for annual periods beginning after November 15, 2009. The adoption of this standard did not have a material impact on the Company's financial condition and results of operations.

In June 2009, FASB issued ASC 810 (previously SFAS No. 167, Amendments to FASB Interpretation No. 46(R), which amends the guidance in FASB Interpretation No. (“FIN”) 46(R), Consolidation of Variable Interest Entities ). It requires reporting entities to evaluate former qualifying special-purpose entities (“QSPEs”) for consolidation, changes the approach to determining the primary beneficiary of a VIE from a quantitative assessment to a qualitative assessment designed to identify a controlling financial interest, and increases the frequency of required reassessments to determine whether a company is the primary beneficiary of a VIE. It also clarifies, but does not significantly change, the characteristics that identify a VIE. ASC 810 requires additional year-end and interim disclosures for public and non-public companies that are similar to the disclosures required by FSP FAS 140-4 and FIN 46(R)-8,  Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities.  ASC 810 is effective as of the beginning of a company’s first fiscal year that begins after November 15, 2009, and for subsequent interim and annual reporting periods. All QSPE’s and entities currently subject to FIN 46(R) will need to be reevaluated under the amended consolidation requirements as of the beginning of the first annual reporting period that begins after November 15, 2009. Early adoption is prohibited. The adoption of the provisions of ASC 810 did not have a material impact on the Company’s financial condition and results of operations.

In June 2009, the FASB issued ASC 860 (previously SFAS No. 166, Accounting for Transfer of Financial Assets, which amends the guidance in SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities).  It eliminates the QSPEs concept, creates more stringent conditions for reporting a transfer of a portion of a financial asset as a sale, clarifies the derecognition criteria, revises how retained interests are initially measured, and removes the guaranteed mortgage securitization recharacterization provisions. ASC 860 requires additional year-end and interim disclosures for public and nonpublic companies that are similar to the disclosures required by FSP FAS 140-4 and FIN 46(R)-8. ASC 860 is effective as of the beginning of a company’s first fiscal year that begins after November 15, 2009, and for subsequent interim and annual reporting periods. ASC 860’s disclosure requirements must be applied to transfers that occurred before and after its effective date. Early adoption is prohibited. The adoption of the provisions of ASC 860 did not have a material impact on the Company’s financial condition and results of operations.

ITEM 2.     MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the consolidated Financial Statements and Notes thereto appearing in this quarterly report on Form 10-Q and in the Company’s Annual Report on Form 10-K for the year ended June 30, 2010, filed with the Commission by the Company on September 28, 2010 and which is available on the Company’s web site at www.ameritranscapital.com.

CRITICAL ACCOUNTING POLICIES

Investment Valuations

The Company’s loans receivable, net of participations, are considered investment securities under the 1940 Act and are recorded at fair value. As part of fair value methodology, loans are valued at cost adjusted for any unrealized appreciation (depreciation). Since no ready market exists for these loans, the fair value is determined in good faith by management, and approved by the Board of Directors. In determining the fair value, the Company and Board of Directors consider factors such as the financial condition of the borrower, the adequacy of the collateral, individual credit risks, historical loss experience, and the relationships between current and projected market rates and portfolio rates of interest and maturities. Foreclosed properties, which represent collateral received from defaulted borrowers, are valued similarly.

Loans are considered “non-performing” once they become 90 days past due as to principal or interest. The value of past due loans are periodically determined in good faith by management, and if, in the judgment of management, the amount is not collectible and the fair value of the collateral is less than the amount due, the value of the loan will be reduced to fair value. Equity investments (common stock and stock warrants, including certain controlled subsidiary portfolio investments) and investment securities are recorded at fair value.

The Company records the investment in life insurance policies at fair value, represented as cost, plus or minus unrealized appreciation or depreciation. The fair value of the investment in life settlement contracts have no ready market and are determined in good faith by management, and approved by the Board of Directors, based on secondary market conditions, policy characteristics and actuarial life expectancy, including health evaluations.

28

Because of the inherent uncertainty of valuations, the Company’s estimates of the values of the investments may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Effective July 1, 2008, the Company adopted ASC 820-10 (previously SFAS 157, Fair Value Measurements), which expands the application of fair value accounting for investments.

Assets Acquired in Satisfaction of Loans

Assets acquired in satisfaction of loans are carried at the estimated fair value adjusted for estimated cost of disposal.  Losses incurred at the time of foreclosure are charged to the realized losses on loans receivable.  Subsequent reductions in estimated net realizable value are charged to operations as losses on assets acquired in satisfaction of loans.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make extensive use of estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  Estimates that are particularly susceptible to significant change relate to the determination of the fair value of the Company’s investments.

Income Recognition

Interest income, including interest on loans in default, is recorded on an accrual basis and in accordance with loan terms to the extent such amounts are expected to be collected.  The Company recognizes interest income on loans classified as non-performing only to the extent that the fair market value of the related collateral exceeds the specific loan balance.  Loans that are not fully collateralized and in the process of collection are placed on nonaccrual status when, in the judgment of management, the collectability of interest and principal is doubtful.

Contingencies

The Company is subject to legal proceedings in the course of its daily operations from enforcement of its rights in disputes pursuant to the terms of various contractual arrangements.  In this connection, the Company assesses the likelihood of any adverse judgment or outcome to these matters as well as a potential range of probable losses.  A determination of the amount of reserve required, if any, for these contingencies is made after careful analysis of each individual issue.  The required reserves may change in the future due to new developments in each matter or changes in approach, such as a change in settlement strategy in dealing with these matters.

General

Ameritrans acquired Elk on December 16, 1999. Elk is an SBIC that has been operating since 1980, making loans to (and, to a limited extent, investments in) small businesses, who qualify under SBA Regulations. Most of Elk’s business historically consisted of originating and servicing loans collateralized by taxi medallions and loans to and investments in other diversified businesses.  Since completing the sale of the medallion portfolio, most of the Company’s net interest income has been generated from its Corporate and Commercial loans. Historically, Elk’s earnings derived primarily from net interest income, which is the difference between interest earned on interest-earning assets (consisting of business loans), and the interest paid on interest-bearing liabilities (consisting of indebtedness to Elk’s banks and subordinated debentures issued to the SBA). Net interest income is a function of the net interest rate spread, which is the difference between the average yield earned on interest-earning assets and the average interest rate paid on interest-bearing liabilities, as well as the average balance of interest-earning assets as compared to interest-bearing liabilities. Unrealized appreciation or depreciation on loans and investments is recorded when Elk adjusts the value of a loan to reflect management’s estimate of the fair value, as approved by the Board of Directors.

Results of Operations for the Three Months Ended March 31, 2011 and 2010

Total Investment Income

The Company’s investment income for the three months ended March 31, 2011 increased $137,527, or 28%, to $624,200, as compared to investment income of $486,673 for the three months ended March 31, 2010.  The increase in investment income between the periods can be attributed primarily to an overall increase in the size of the Company’s investment portfolio, which increased approximately 6.4% at March 31, 2011 as compared with March 31, 2010.

Commercial Loans outstanding as of March 31, 2011 decreased by $2,668,729, or 30%, to $6,195,992, as compared with $8,864,721 at March 31, 2010. The decrease in Commercial Loans was due, primarily, to loan amortization and paid off loans of approximately $1,793,000, foreclosure on two loans that had been carried at an aggregate of $1,047,000, fair value adjustments of approximately $75,000 and a realized loss on a foreclosed loan of $100,000, partially offset by new loans aggregating $341,000.

Corporate Loans outstanding as of March 31, 2011 increased by $3,084,909, or 25%, to $15,566,352, as compared with $12,481,443 outstanding at March 31, 2010. This increase was primarily attributable to new loans of approximately $17,281,000, partially offset by payoffs of approximately $13,241,000 and the reduction of the fair value of certain loans of approximately $955,000.

29

Taxicab Medallion Loans outstanding as of March 31, 2011 decreased by $68,985, or approximately 31%, to $152,511, as compared with $221,496 at March 31, 2010 as a result of the payoff of one loan.  The average interest rate earned on medallion loans remained the same in 2011 as compared with the prior year. Interest income on these loans of $4,500 for the three months ended March 31, 2011 approximated that of the comparable 2010 period.

Life Settlement Contracts outstanding increased by $1,210,800 as of March 31, 2011, or 123%, to $2,194,800, from $984,000 at March 31, 2010.  This investment has stopped accruing interest and a fair value adjustment of $1,250,000 has been made to reflect the value of the investment.   The investment has been valued based on industry valuation.  This revaluation was partially offset by additional premiums paid.

Operating Expenses

Interest expense for the three months ended March 31, 2011 increased approximately $165,000, or 70%, to $401,890, as compared to $236,513 for the three months ended March 31, 2010.  This increase was primarily due to a $9,175,000 increase in SBA Debentures and a $975,000 note offering in March 2010 being outstanding throughout the current period, as well the addition of a $1.5 million Senior Secured Note in January 2011.

Salaries and employee benefits for the three months ended March 31, 2011 decreased $37,313 to $466,412, or approximately 7%, when compared with $503,725for the three months ended March 31, 2010.  This decrease reflects the reduction in staff as well as a restructuring of the employment agreement of a key employee.

Occupancy costs for the three months ended March 31, 2011 decreased by $19,041 to $42,630, or approximately 31%, when compared with $61,671for the three months ended March 31, 2010.   This was due to relocation of the Company’s offices to less expensive space and the closing of a storage facility in July 2010.

Professional fees for the three months ended March 31, 2011 increased $735,970 to $992,905, or approximately 286%, when compared with $256,935 for the three months ended March 31, 2010. This increase is primarily attributable to legal fees incurred in connection with a financing transaction entered into subsequent to March 31, 2011.  Included in professional fees are accounting fees relating to the Company’s internal controls; consulting fees in connection with the Company’s chief financial officer; legal fees to non-related parties; general legal fees to both related and non-related  parties; legal fees related to the Company’s life settlement portfolio; fees for accounting services and audit fees. Accounting fees for internal controls decreased approximately $48,000 to $16,000 when compared to the three months ended March 31, 2010.  In 2010, documentation with regard to controls was being improved. Therefore, more fees were spent on implementation in the 2010 quarter with no corresponding activity in the 2011 quarter. General accounting fees increased approximately $10,000 to $49,000 when compared with the three months ended March 31, 2010.  Audit fees increased approximately $20,000 to $73,000 when compared with the three months ended March 31, 2010. Consulting fees related to the Company’s chief financial officer, who started in July 2010, were $56,000 in the 2011 quarter as compared with $0 in the comparable 2010 period. Legal fees to non-related parties increased approximately $708,000 to $798,000 when compared to the three months ended March 31, 2010.This increase is almost entirely a result of increased legal activity related to the Company’s issuance of a $1.5 million Senior Secured Note in January 2011 and fees in connection with a Stock Purrchase Agreement entered into in April 2011.

Advisory Fees increased $80,006 to $65,745, or 561%, when compared with $(14,261) for the three months ended March 31, 2010.  This increase was primarily due to normal quarterly fees in the current period as compared with a negative amount  in the corresponding 2010 period that resulted from the reversal, in the third quarter of fiscal 2010, of an accrual related to fees for capital gains in a prior period.

Miscellaneous administrative expenses decreased $10,473, or 6%, to $157,460 for the three months ended March 31, 2011 when compared with $167,933 for the three months ended March 31, 2010.  This decrease was primarily due to increased efficiencies and cost-cutting efforts.

Decrease in Net Assets from Operations and Net Unrealized/Realized Gains (Losses)

Net decrease in net assets from operations was $2,428,122, for the three months ended March 31, 2011 as compared to $915,297 for the three months ended March 31, 2010.   The change in net assets from operations between the periods, a net decrease of $1,512,825, was primarily the result of a net increase in unrealized loss of $1,112,453 and a net decrease in investment income of $865,200, as partially offset by a net increase in realized gain of $464,828.

Dividends for Participating Preferred Stock, accrued, but not declared, were $253,125 in the three months ended March 31, 2011. Dividends for Participating Preferred Stock, aggregating $337,500 were accrued, of which $253,125 were declared and paid in the three months ended March 31, 2010, with the balance of $84,375 being declared and paid in April 2010.

30

Results of Operations for the Nine Months Ended March 31, 2011 and 2010

Total Investment Income

The Company’s investment income for the nine months ended March 31, 2011 increased $481,087, or 39%, to $1,706,10 , as compared with $1,225,021 for the nine months ended March 31, 2010.  The increase in investment income between the periods can be attributed primarily to the increase in the Company’s Corporate loan portfolio stemming from the use of $9,175,000 proceeds from the SBA debentures received in December 2009.

For changes in outstanding balances of Commercial Loans, Corporate Loans, Taxicab Medallion Loans and Life Settlement Contracts see the discussion, above, under “Results of Operations for The Three Months Ended March 31, 2011 and March 31, 2010.”

Operating Expenses

Interest expense for the nine months ended March 31, 2011 increased $470,997, or 81%, to $1,054,923, as compared with $583,926 for the nine months ended March 31, 2010.  This increase was primarily due to the $975,000 note offering in March 2010 and $1.5 million Senior Secured Note in January 2011.

Salaries and employee benefits for the nine months ended March 31, 2011 decreased $219,998 to $1,198,139, or approximately 16%, when compared to $1,418,137 for the nine months ended March 31, 2010.  This decrease reflects a reduction in staff, as well as a restructuring of  the employment agreement of a key employee, net of an increase in pension expense, as the Company made a contribution during the third quarter of fiscal 2011

Occupancy costs for the nine months ended March 31, 2011 decreased $78,480, or 38%, to $129,045 from $207,525 for the same period in 2009 as a result of relocation of the Company’s offices to less expensive space and the closing of a storage facility in July 2010.

Professional fees for the nine months ended March 31, 2011 increased $842,392 to $1,609,938, or approximately 110%, when compared with $767,546 for the nine months ended March 31, 2010. Accounting fees for internal controls decreased approximately $65,000 when compared to the nine months ended March 31, 2010. General accounting fees were relatively flat, going from $150,000 in the 2010 nine-month period to $161,000 in the 2011 nine-month period.  Audit fees increased approximately $2,000 to $158,000, when compared with $156,000 for the nine months ended March 31, 2010. Consulting fees related to the Company’s chief financial officer, who started in July 2010, was $143,000 in the 2011 nine-month period and $0 in the comparable 2010 period. Legal fees to non-related parties increased approximately $827,000 to $1,070,000 in the 2011 period when compared with $243,000 for the nine months ended March 31, 2010 and were related, primarily, to the Company’s issuance of a $1.5 million Senior Secured Note in January 2011 and fees in connection with a Stock Purrchase Agreement entered into in April 2011 and, to a lesser extent, to fees in connection with SEC compliance, foreclosures and office lease issues.   Legal fees associated with the Company’s life settlement portfolio decreased to $1,830 during the nine months ended March 31, 2011 from approximately $65,000 in the comparable prior period because of the activity relating to resolution of issues during the earlier period.

Advisory Fees decreased approximately $112,000 or 38%, to $186,883 in the nine months ended March 31, 2011 when compared with $299,671 for the nine months ended March 31, 2010.  This decrease was primarily due to a one-time payment of $225,000 in the 2010 period, as specified in the Advisory Agreement.

Miscellaneous administrative expenses increased $57,552, or 12%, to $531,117 for the nine months ended March 31, 2011 when compared with $473,565 for the nine months ended March 31, 2010. This increase was significantly due to a $76,000 increase in foreclosure expense and increases in moving and related office expenses aggregating $31,000, as partially offset by decreases in  insurance, depreciation and computer expenses.

Decrease in Net Assets from Resulting from Operations and Net Unrealized/Realized Gains (Losses)

The decrease in net assets resulting from operations decreased $743,864, or 16% to $3,866,313for the nine months ended March 31, 2011 from $4,610,177 for the nine months ended March 31, 2010.  This change in net assets from operations between periods was attributable primarily to a net increase in investment loss of approximately $577,000 (primarily attributable to an increase in interest income resulting from the larger investment portfolio of approximately $481,000, as offset by an increase in expenses of approximately $1,060,000), an increase in net realized loss from investments of approximately $960,000 and a change from unrealized depreciation on investments in the 2010 period to unrealized appreciation on investments in 2010 aggregating approximately $362,000.

Dividends on Participating Preferred Stock, accrued, but not declared, were $253,125for the nine months ended March 31, 2011. Dividends for Participating Preferred Stock, aggregating $337,500 were accrued, of which $253,125 were declared and paid, in the nine months ended March 31, 2010, with the balance of $84,375 being declared and paid in April 2010.

31

Financial Condition at March 31, 2011 and June 30, 2010

Assets and Liabilities

Total assets decreased approximately $2,766,000 to $31,143,000 at March 31, 2011 as compared with total assets of $33,909,000 at June 30, 2010. This net decrease was primarily due to a decrease in cash and equivalents of approximately $3,400,000 less a net decrease in the loan portfolio of $375,000; an increase in assets acquired in satisfaction of loans of $1,050,000 and a net decrease in other assets aggregating approximately $50,000.  Total liabilities had an increase of approximately $1,353,000 between periods with a total of approximately $26,886,000 at March 31, 2011 as compared with $25,533,000 at June 30, 2010. This increase was substantially attributable to the increase in notes payable, other of $1.5 million in January 2011, as partially offset by the payoff of bank debt of $370,000 in July 2010.

Liquidity and Capital Resources

The Company has funded its operations through private and public placements of its securities, bank financing, the issuance to the SBA of its subordinated debentures and internally generated funds.

At March 31, 2011, approximately 79% of the Company’s indebtedness was due to debentures issued to the SBA with fixed rates of interest plus user fees resulting in rates ranging from 4.39% to 5.54%. At March 31, 2011, approximately 11% of the Company’s indebtedness was represented by certain notes payable which were issued in December 2009 and March 2010 (the “2009/2010 Notes”), and, until their amendment in January 2011, bore an interest rate of 8.5%.  At March 31, 2011, the Company had available $120,000 of credit lines from its bank, subject to the statutory and regulatory limitations imposed by the SBA, of which $0 was drawn down as of that date.

On January 19, 2011, the Company issued a Senior Secured Note in the principal amount of $1,500,000, with an interest rate of 12% per annum (except following an event of default under the Note, in which case the interest rate applicable to the Note would be 14%) to an unaffiliated lender (see Note 4 Notes Payable - Other, of Notes to Consolidated Financial Statements).

These notes represented almost 6% of the Company’s indebtedness at March 31, 2011. In addition, in order to facilitate certain covenants under such Senior Secured Note, the Company entered into an Amendment to Promissory Note (the “Amendment”) with each holder of the 2009/2010 Notes. Pursuant to the Amendment, the interest rate on the 2009/2010 Notes was increased from 8.75% to 12.0% and the maturity date was extended until May 2012. The holders of the 2009/2010 Notes also waived certain covenants contained in the 2009/2010 Notes related to additional borrowings by the Company. In connection with the Amendment, the Company paid a fee equal to 1% of principal, or an aggregate of $30,000, to the holders of the 2009/2010 Notes.

In September 2006, the Company invested in life settlement contracts which require the company to continue premium payments to keep the policies in force through the insured’s life expectancy, or until such time the policies are sold.  The Company may sell the policies at any time, at its sole discretion.  However, if the Company chooses to keep the policies, as of and after March 31, 2011, premium payments due through the life expectancy of the insured are approximately $3,595,000 through December 31, 2015 and approximately $1,994,000 thereafter (see Note 2 to the consolidated financial statements).

Loan amortization and prepayments also provide a source of funding for the Company. Prepayments on loans are influenced significantly by general interest rates, economic conditions and competition.

The Company will distribute at least 90% of its investment company taxable income, if any, and, accordingly, will continue to rely upon external sources of funds to finance growth. No dividends on the Company’s common stock have been paid in each of the fiscal years ended June 30, 2010 and 2009 or during the nine months ended March 31, 2011, inasmuch as the Company had no taxable investment income during such periods. Accordingly, the Company has maintained its status as a RIC.

On April 12, 2011, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Renova US Holdings Ltd. (the “Purchaser”).  Pursuant to the Purchase Agreement, the Company agreed to issue and sell to the Purchaser, and the Purchaser agreed to purchase, (i) common stock, par value $0.0001 per share, of the Company (the “Common Stock”) for an aggregate purchase price of $25,000,000 at an initial closing to be held no later than November 30, 2011 and (ii) additional Common Stock, for an aggregate purchase price initially equal to $35,000,000 (if such investment is made at the initial closing) as may be increased to up to $40,000,000 in accordance with the terms of the Purchase Agreement at subsequent quarterly closings to be held from time to time between the date of the initial closing and the second anniversary of the initial closing based on the terms and conditions of the Purchase Agreement. See Note 11, Subsequent Events, of Notes to Consolidated Financial Statements.

To provide the funds necessary for expansion, management expects to raise additional capital and may incur, from time to time, additional bank indebtedness and additional SBA debentures. There can be no assurances that such additional financing will be available on acceptable terms.

32

Recently Issued Accounting Standards

Refer to Note 12 in the accompanying consolidated financial statements for a summary of the recently issued accounting pronouncements.

ITEM 3.     QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

The Company’s business activities contain elements of risk. The Company considers the principal types of risk to be fluctuations in interest rates and portfolio valuations.  The Company considers the management of risk essential to conducting its businesses.  Accordingly, the Company’s risk management systems and procedures are designed to identify and analyze the Company’s risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.

The Company values its investment portfolio at fair value as determined in good faith by the Company’s Board of Directors in accordance with the Company’s valuation policy.  Unlike certain lending institutions, the Company is not permitted to establish reserves for loan losses.  Instead, the Company must value each individual investment and portfolio loan on a quarterly basis.  The Company records unrealized depreciation on investments and loans when it believes that an asset has been impaired and full collection is unlikely.  Without a readily ascertainable market value, the estimated value of the Company’s portfolio of investments may differ significantly from the values that would be placed on the investment portfolio if there existed a ready market for the investments.  The Company adjusts the valuation of the portfolio quarterly to reflect the Board of Directors’ estimate of the current fair value of each component of the portfolio.  Any changes in estimated fair value are recorded in the Company’s statement of operations as net unrealized appreciation or depreciation on investments.

In addition, the illiquidity of our investment portfolio may adversely affect our ability to dispose of investments at times when it may be advantageous for us to liquidate such investments.  Also, if we were required to liquidate some or all of the investments in the portfolio, the proceeds of such liquidation might be significantly less than the current value of such investments.  Because we borrow money to make loans and investments, our net operating income is dependent upon the difference between the rate at which we borrow funds and the rate at which we loan and invest these funds.  As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our interest income.  As interest rates rise, our interest costs increase, decreasing the net interest rate spread we receive and thereby adversely affect our profitability. Although we intend to continue to manage our interest rate risk through asset and liability management, including the use of interest rate swaps, general rises in interest rates will tend to reduce our interest rate spread in the short term.

Assuming that the assets and liabilities were to remain constant and no actions were taken to alter the existing interest rate sensitivity, based on the balances at March 31, 2011, a hypothetical immediate 1% increase in interest rates would have resulted in an additional net increase in net assets from operations of $132,198 at March 31, 2011. This is based on a 1% increase in the Company’s loans receivable at variable interest rate terms. There is no offset to this because, at March 31, 2011, the Company had no outstanding variable rate loans payable. This hypothetical does not take into account interest rate floors or caps on the Company’s loan receivable portfolio.  No assurances can be given however, that actual results would not differ materially from the potential outcome simulated by these estimates.

ITEM 4.  CONTROLS AND PROCEDURES

Disclosure Controls and Procedures

Our management is responsible for establishing and maintaining adequate disclosure controls and procedures (as defined in Rules 13a-15( e ) and 15d-15( e) under the Exchange Act). Our management, with the participation of our Chief Executive Officer, President and Chief Financial Officer, conducted an evaluation of the effectiveness of our disclosure controls and procedures.  Based on such evaluation, our management, including our Chief Executive Officer, President and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of March 31, 2011.

Because of their inherent limitations, disclosure controls and procedures may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risks that disclosure controls and procedures may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Internal Control over Financial Reporting

There have been no changes in our internal control over financial reporting during the nine months ended  March 31, 2011 that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

33

IMPORTANT FACTORS RELATING TO FORWARD-LOOKING STATEMENTS

Cautionary Note Regarding Forward-Looking Statements

This Quarterly Report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. The matters discussed in this Quarterly Report, as well as in future oral and written statements by management of Ameritrans Capital Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this Quarterly Report should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this Quarterly Report include but are not limited to statements as to:

•

our future operating results;

•

our business prospects and the prospects of our existing and prospective portfolio companies;

•

the impact of investments that we expect to make;

•

our informal relationships with third parties;

•

the dependence of our future success on the general economy and its impact on the industries in which we invest;

•

the ability of our portfolio companies to achieve their objectives;

•

our expected financings and investments;

•

our regulatory structure and tax treatment;

•

our ability to operate as a BDC and a RIC; and

•

the adequacy of our cash resources and working capital.

You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this Quarterly Report relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Quarterly Report.

34

PART II.  OTHER INFORMATION

INFORMATION INCORPORATED BY REFERENCE. Certain information previously disclosed in Part I of this quarterly report on Form 10-Q are incorporated by reference into Part II of this quarterly report on Form 10-Q.

Item 1. Legal Proceedings

The Company is not currently a party to any material legal proceeding. From time to time, the Company is engaged in various legal proceedings incident to the ordinary course of its business. In the opinion of the Company’s management and based upon the advice of legal counsel, there is no proceeding pending, or to the knowledge of management threatened, which in the event of an adverse decision would result in a material adverse effect on the Company’s results of operations or financial condition.

Item 1A. Risk Factors

None

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

None

Item 3. Default upon Senior Securities

None

Item 4. Removed and Reserved

Item 5. Other Information

None

Item 6. Exhibits

The Exhibits filed as part of this report on Form 10-Q are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit index is incorporated by reference.

Exhibit Index

(a)

Exhibits

31.1   Certification pursuant to Rule 13a-14(a) or Rule 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  (attached hereto)

31.2   Certification pursuant to Rule 13a-14(a) or Rule 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  (attached hereto)

32.1   Certification pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (attached hereto)

32.2   Certification pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (attached hereto)

(All other items of Part II are inapplicable)

35

AMERITRANS CAPITAL CORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERITRANS CAPITAL CORPORATION

Dated: May 16, 2011

By: /s/ Michael Feinsod

Michael Feinsod

Chief Executive Officer and President

36